UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

CIT GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Tuesday, May 12, 2020, at 11:00 a.m., Eastern Daylight Saving Time, at our corporate offices at One CIT Drive, Livingston, New Jersey 07039. Internet and telephone voting are available until 11:59 p.m., Eastern Daylight Saving Time, the day prior to the meeting.

In connection with our Annual Meeting, we have provided our stockholders with our Notice of Annual Meeting, Proxy Statement, proxy card and 2019 Annual Report. These documents provide detailed information related to the matters to be addressed during the Annual Meeting, as well as our business activities and operating performance. On April 2, 2020, we mailed to our stockholders a notice of the Internet availability of proxy materials (“Access Notice”) containing instructions on how to access these materials online. Electronic delivery expedites your receipt of proxy materials, while lowering expenses and reducing the environmental impact of our Annual Meeting. If you received an Access Notice by mail, you will not receive printed copies of the materials unless you request them by following the instructions in the Access Notice.

In addition to the formal items of business to be brought before the Annual Meeting, we will respond to stockholder questions. Whether or not you are personally able to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed postage paid envelope as soon as possible, or follow the instructions to vote online or by telephone. Your vote is very important. Submitting your vote by proxy will not limit your right to attend the Annual Meeting.

On behalf of the entire Board of Directors, we thank you for your support of CIT and hope to see you at our Annual Meeting.

Sincerely,

Ellen R. Alemany

Chairwoman and Chief Executive Officer

April 2, 2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2020

To the Stockholders of CIT Group Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CIT Group Inc., a Delaware corporation (“CIT”), will be held at CIT’s offices* at One CIT Drive, Livingston, New Jersey 07039, on Tuesday, May 12, 2020 at 11:00 a.m., Eastern Daylight Saving Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.

to elect CIT’s Board of Directors to serve until the next annual meeting of stockholders — the Board has nominated for election the following twelve nominees: Ellen R. Alemany, Michael L. Brosnan, Michael A. Carpenter, Dorene C. Dominguez, Alan Frank, William M. Freeman, R. Brad Oates, Gerald Rosenfeld, Vice Admiral John R. Ryan, USN (Ret.), Sheila A. Stamps, Khanh T. Tran and Laura S. Unger;

2.	to ratify the appointment of Deloitte & Touche LLP as CIT’s independent registered public accounting firm for 2020;

3.	to hold a non-binding advisory vote on executive compensation; and

4.	to transact such other business as may properly come before the Annual Meeting.

Only stockholders of record as of the close of business on March 19, 2020, are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Internet and telephone voting are available until 11:59 p.m., Eastern Daylight Saving Time, the day immediately prior to the Annual Meeting. To ensure that your vote is counted at the Annual Meeting, please vote your proxy as soon as possible.

Instructions to vote online, by telephone or by mail are in the Question and Answer section of the Proxy Statement included with this notice of Annual Meeting (“Notice of Annual Meeting”) and can also be found in the notice of the Internet availability of proxy materials mailed to you on April 2, 2020 (“Access Notice”). To vote online, by telephone or by mail, you need your personal Control Number, which is included in the Access Notice. There is no charge for requesting printed proxy materials. Stockholders who request printed proxy materials for 2020 will continue to receive printed proxy materials in future years until such time as they may opt out of paper delivery. To facilitate timely delivery of the proxy materials for the Annual Meeting, please make your request on or before April 28, 2020.

Go to www.cit.com to be connected to CIT’s website.

By Order of the Board of Directors,

James R. Hubbard

Executive Vice President,

General Counsel and Corporate Secretary

Livingston, New Jersey

April 2, 2020

*

As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so as promptly as practicable, and will issue a press release with details on how to participate in the Annual Meeting and how to inspect a list of stockholders of record electronically. The press release will be posted to our website www.cit.com/2020proxy and filed with the Securities and Exchange Commission as additional proxy material.

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General Information

Our Board of Directors (the “Board”) is soliciting proxies from our stockholders in connection with our annual meeting of stockholders (“Annual Meeting”) to be held on May 12, 2020, and any adjournment of such meeting. No business can be conducted at the Annual Meeting unless a majority of all outstanding shares entitled to vote are either present in person or represented by proxy at the Annual Meeting. The only matters to be brought before the Annual Meeting are those referred to in this proxy statement (“Proxy Statement”). If any additional matters are properly presented at the Annual Meeting, the persons named as proxies may vote your shares in their discretion.

As permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to this Proxy Statement, proxy card and our 2019 Annual Report (“Annual Report”) to you electronically via the Internet at www.proxyvote.com, beginning on April 2, 2020. We believe that these rules allow CIT Group Inc. (“CIT” or the “Company”) to provide you with the information you need while reducing the environmental impact of the Annual Meeting and reducing expenses. If you are a holder of record, you will also receive this Proxy Statement, proxy card and our Annual Report by mail.

If you received a notice of the Internet availability of proxy materials mailed on April 2, 2020 (“Access Notice”) you will not receive a printed copy of the proxy materials in the mail. The Access Notice instructs you how to access and review all of the important information contained in the Proxy Statement, proxy card and Annual Report. The Access Notice also instructs you how to submit your vote over the Internet, by telephone or by mail. If you received an Access Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Access Notice or as set forth below under “How do I vote? — Vote by Mail”.

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Questions and Answers About the Annual Meeting and Voting

When and where is the Annual Meeting?

When: Tuesday, May 12, 2020, at 11:00 a.m., Eastern Daylight Saving Time.

Where: One CIT Drive, Livingston, New Jersey 07039.

Who is soliciting my vote?

CIT’s Board of Directors is soliciting your vote for our Annual Meeting.

What will I vote on?

You are being asked to vote:

•

to elect the directors to serve on CIT’s Board until the next annual meeting of stockholders — the Board has nominated for election the following twelve nominees: Ellen R. Alemany, Michael L. Brosnan, Michael A. Carpenter, Dorene C. Dominguez, Alan Frank, William M. Freeman, R. Brad Oates, Gerald Rosenfeld, Vice Admiral John R. Ryan, USN (Ret.), Sheila A. Stamps, Khanh T. Tran and Laura S. Unger (Proposal 1);

•	to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as CIT’s independent registered public accounting firm for 2020 (Proposal 2); and

•	to approve executive compensation on an advisory basis (Proposal 3).

You may also vote on any other business that properly comes before the Annual Meeting.

What is the record date for the Annual Meeting?

The record date for the Annual Meeting is the close of business on March 19, 2020 (“Record Date”). The Record Date is used to determine those stockholders who are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof.

How many votes can be cast by all stockholders?

A total of 98,317,232 votes may be cast on each matter presented, consisting of one vote for each share of CIT common stock, par value $0.01 per share, which was outstanding on the Record Date. There is no cumulative voting.

How many votes must be present to hold the Annual Meeting?

A quorum of a majority of the votes entitled to be cast, or 49,158,617 votes, must be present in person or represented by proxy to hold the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know as soon as possible that enough votes will be present to hold the Annual Meeting. In determining whether a quorum exists, we will include in the count shares represented by proxies that reflect abstentions and “broker non-votes” (as further described in this Proxy Statement under “What happens if I hold my shares through a broker but do not give my broker specific voting instructions?”).

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Questions and Answers About the Annual Meeting and Voting

How do I vote?

You may vote by proxy or in person at the Annual Meeting

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), we have furnished you with the proxy materials, including a proxy card. You may vote by mail, by telephone, on the Internet, or by attending the Annual Meeting and voting in person, as described below.

If you hold your shares in street name (that is, you hold your shares through a broker, bank or other holder of record), please refer to the information on the voting instruction form forwarded to you by your bank, broker or other holder of record to determine which voting options are available to you.

Vote by Mail

To vote by mail, simply mark, sign and date the proxy card and return it in the postage-paid envelope provided. If you received an Access Notice, you can vote by mail by requesting paper copies of the Proxy Statement, proxy card and other materials by calling 1-800-579-1639, or going to www.proxyvote.com or by sending an email to sendmaterial@proxyvote.com and requesting a proxy card.

If you request a proxy card by e-mail, please send a blank e-mail to sendmaterial@proxyvote.com with your Control Number in the subject line. Your Control Number can be found in the Access Notice. Upon receipt of your request, the proxy card and printed copies of the Annual Report and other proxy materials will be mailed to you. Upon receipt, simply mark, sign and date your proxy card and return it in the enclosed postage pre-paid envelope.

If you request printed copies, then in future years, you will continue to receive printed copies of the proxy card and other proxy materials automatically until such time as you may opt-out of receiving printed copies.

If you wish to vote by mail, please make your request for paper copies of the proxy card and other proxy materials on or before April 28, 2020. Votes by mailed proxy card must be received at CIT Group Inc., c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 8:00 a.m., Eastern Daylight Saving Time, on May 12, 2020, the day of the Annual Meeting.

Vote by Telephone

You can vote by calling 1-800-690-6903. You will need your Control Number, which can be found in the Access Notice. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Saving Time, on May 11, 2020.

Vote on the Internet

You can also choose to vote on the Internet by going to www.proxyvote.com. You will need your Control Number, which can be found in the Access Notice. Use the Internet to transmit your vote up until 11:59 p.m., Eastern Daylight Saving Time, on May 11, 2020.

Vote at the Annual Meeting

If you want to vote in person at the Annual Meeting and you are a holder of record, you must register with the Inspector of Election at the Annual Meeting (“Inspector of Election”), and produce valid, government-issued photo identification, such as a driver’s license or passport. If you want to vote in person at the Annual Meeting and you hold your shares in street name, you must obtain an additional proxy from your bank, broker or other holder of record authorizing you to vote. You must bring such proxy to the Annual Meeting, present it to the Inspector of Election, and produce valid, government-issued photo identification, such as a driver’s license or passport.

As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so as promptly as practicable, and will issue a press release with details on how to participate in the Annual Meeting and how to inspect a list of the stockholders of record electronically. The press release will be posted to our website www.cit.com/2020proxy and filed with the SEC as additional proxy material.

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Questions and Answers About the Annual Meeting and Voting

What does it mean to give a proxy?

A proxy is your designation of another person to vote stock you own. Your properly completed proxy card will appoint James R. Hubbard, Shannon Lowry Bender and James P. Shanahan, each of whom is an officer of CIT, as proxies to vote your shares in the manner directed by you. Your proxy card permits you to direct the proxies to vote “for” or “against,” or “abstain” from voting, regarding each of the nominees for director and each of Proposals 2 and 3. All of your shares entitled to vote and represented by a properly completed proxy card received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions.

How many votes will be required to elect directors or to adopt the other proposals?

Because this election is not a contested election, a nominee for director must receive a favorable (i.e., a “for”) vote from a majority of the votes cast at the Annual Meeting in order to be elected. A nominee for director shall be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. “Votes cast” exclude abstentions and “broker non-votes” (as further described below under “What happens if I hold my shares through a broker but do not give my broker specific voting instructions?”).

The affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote is required to: (a) ratify the appointment of CIT’s independent registered public accounting firm (Proposal 2); and (b) approve the non-binding advisory vote on executive compensation (Proposal 3). Abstentions will not be included in the affirmative vote and thus will have the same effect as a vote “against” each of Proposals 2 and 3. Although the advisory vote on Proposal 3 is non-binding, as provided by law, the Board will review the result of the vote and may take it into account in considering executive compensation going forward.

Can a director be elected without receiving votes from a majority of the shares outstanding?

Yes. Pursuant to the By-Laws of CIT (“By-Laws”) and our corporate governance guidelines (“Corporate Governance Guidelines”), if the election of directors is uncontested, meaning that the only nominees are those recommended by the Board, each nominee for director must receive more votes “for” than “against” his or her election. Abstentions and “broker non-votes” (as further described below under “What happens if I hold my shares through a broker but do not give my broker specific voting instructions?”) are not counted for these purposes. Any nominee who fails to receive the required vote “for” his or her election must promptly tender his or her resignation to the Chairwoman of the Board. If an incumbent director fails to receive the required vote for re-election, the Nominating & Governance Committee of the Board (the “Governance Committee”) will promptly consider the resignation submitted by such director and will recommend to the Board whether to accept such resignation. The Board will act on the recommendation of the Governance Committee no later than 90 days following the date of the Annual Meeting. See “Corporate Governance — Majority Voting for Directors” and “Corporate Governance — Appointment of Directors” in this Proxy Statement.

Under the By-Laws, a director may be elected by a plurality of the votes cast in a contested election, whereby a stockholder has provided notice of an intention to nominate one or more candidates to compete with the Board’s nominees, in accordance with the requirements of the By-Laws, and such stockholder has not withdrawn such nomination by the tenth day before we mail our Notice of Annual Meeting. This means that the twelve nominees who receive the most votes “for” would be elected, even if it is less than a majority of the total shares outstanding, and stockholders would not be permitted to vote “against” a nominee.

The election of directors at the Annual Meeting is uncontested.

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Questions and Answers About the Annual Meeting and Voting

Can I change or revoke my proxy?

Yes, you may change your vote or revoke your proxy at any time before it is exercised. To do so, you should:

•	send in a new proxy card with a later date;

•	send a written revocation to the Corporate Secretary;

•	cast a new vote by telephone or Internet; or

•	attend the Annual Meeting and vote in person.

Written revocations of a prior vote must be sent by mail to CIT’s Corporate Secretary at One CIT Drive, Livingston, NJ 07039, or by delivering a duly executed proxy bearing a later date. If you attend the Annual Meeting and vote in person, your vote will revoke any previously submitted proxy. If you hold your shares in street name, you must contact your broker if you wish to change your vote.

What if I do not return a signed proxy card, or do not return a signed proxy card on a timely basis?

If you are a holder of record and you do not return a signed proxy card to vote shares held in your name, or if your signed proxy card is received by CIT after 8:00 a.m., Eastern Daylight Saving Time, on May 12, 2020, those shares will not be voted. If you vote by telephone or Internet before 11:59 p.m., Eastern Daylight Saving Time, on May 11, 2020, or vote in person at the Annual Meeting, then you do not need to return a signed proxy card, and your shares will be voted as instructed.

What if I return a signed proxy card but do not indicate my vote for one or more of the matters on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “for” each of the twelve nominees named in “Proposal 1 — Election of Directors”, and “for” Proposals 2 and 3 (except in the case of a “broker non-vote” as described below under “What happens if I hold my shares through a broker but do not give my broker specific voting instructions?”).

What happens if I hold my shares through a broker but do not give my broker specific voting instructions?

Under New York Stock Exchange (“NYSE”) rules, if you hold your shares in street name with a broker who is a member of the NYSE and do not instruct your broker as to how to vote your shares, your broker can vote your shares on the ratification of the selection of our independent registered public accounting firm (Proposal 2), in your broker’s discretion. Absent specific voting instructions, however, your broker cannot vote on the election of directors (Proposal 1) or the non-binding advisory vote on executive compensation (Proposal 3), and your proxy would represent shares reflecting a “broker non-vote” with respect to Proposals 1 and 3.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner, or person entitled to vote, and does not have discretionary authority to vote the shares. This could occur on Proposals 1 and 3, but not on Proposal 2.

Shares represented by proxies that reflect a broker non-vote will, like abstentions, be counted for purposes of determining whether a quorum exists. However, with respect to Proposal 1, abstentions and broker non-votes will not be considered votes cast, and, therefore will have no effect on whether a director is elected. With respect to Proposal 3, while abstentions will have the same effect as votes cast “against” such Proposal, broker non-votes will not be counted as entitled to vote on Proposal 3 and thus will have no effect on the outcome of such votes.

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Questions and Answers About the Annual Meeting and Voting

Brokers who are members of the Financial Industry Regulatory Authority may vote shares held by them in nominee name if they are permitted to do so under the rules of any national securities exchange to which they belong. A member broker of the NYSE is prohibited, under NYSE rules, from voting on matters that are not routine if the beneficial owner has not provided the broker with voting instructions.

Why haven’t I received a printed copy of the Proxy Statement, proxy card or Annual Report?

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite your receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of proxy materials. On April 2, 2020, we mailed to our stockholders who did not opt out of printed copies an Access Notice containing instructions on how to access our Proxy Statement, proxy card and Annual Report online. If you received such Access Notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one no later than April 28, 2020. The Access Notice contains instructions on how to receive a paper copy of the Annual Report, proxy card and other proxy materials. If you request a printed copy of the 2020 proxy materials, you will continue to receive printed proxy materials in future years until such time as you opt out of paper delivery.

What if multiple stockholders share the same address?

SEC rules permit CIT to deliver a single Access Notice or, if a stockholder does not participate in electronic delivery of proxy materials, a single printed copy of the proxy materials, to stockholders who share the same address unless CIT has received contrary instructions from any stockholder at that address. This procedure, known as “householding,” is designed to reduce CIT’s printing costs and postage fees. Each stockholder who participates in householding retains a separate right to vote on all matters presented at the Annual Meeting. If you participate in householding and wish to receive a separate copy of the Access Notice or proxy materials, please call 1-866-540-7095 or mail your request to: CIT Group Inc., c/o Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy of the Access Notice or proxy materials, as applicable, will be delivered promptly upon request. Any such stockholder may also opt out of householding and continue to receive separate copies of the Access Notice or proxy materials in the future by notifying CIT at the above-referenced address or telephone number. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can request householding by notifying CIT at the above-referenced address or telephone number.

Is this Proxy Statement available on the Internet?

Yes. You can also view this Proxy Statement on the Internet by going to CIT’s website at www.cit.com/2020proxy. You can elect to receive future proxy statements and annual reports over the Internet instead of receiving paper copies by mail by following the instructions set forth in the Access Notice or as set forth above under “Questions and Answers About the Annual Meeting and Voting — How do I vote?”

Will my vote be confidential?

Yes. We have a policy of confidentiality in the voting of shares. Individual stockholder votes are kept confidential, unless disclosure is: (i) necessary to meet legal requirements or to assert or defend claims for or against CIT, or (ii) made during a contested proxy solicitation, tender offer, or other change of control situations.

What if there is voting on other matters?

Our By-Laws provide that business may be transacted at the Annual Meeting only if it is (a) stated in the Notice of Annual Meeting, (b) proposed at the direction of our Board or (c) proposed by any CIT stockholder who is entitled

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Questions and Answers About the Annual Meeting and Voting

to vote at the Annual Meeting and who has complied with the notice procedures in our By-Laws. We did not receive notice of any stockholder proposals for the Annual Meeting, and we do not know of any other business to be transacted at the Annual Meeting other than the matters described in this Proxy Statement. However, if the Board proposes any other matter proper for action at the Annual Meeting, or should any other matters properly come before the Annual Meeting, the proxies you have authorized to vote on your behalf will vote your shares using their discretion.

What was the deadline for stockholders to notify us of proposals for the Annual Meeting?

The deadline for submitting stockholder proposals for the Annual Meeting for inclusion in the Proxy Statement was December 6, 2019. The deadline for submitting stockholder proposals for the Annual Meeting for inclusion on the agenda was February 14, 2020.

What is the deadline for stockholders to notify us of proposals for the 2021 Annual Meeting of Stockholders?

The deadline for submitting stockholder proposals for the 2021 annual meeting of stockholders (“2021 Annual Meeting”) for inclusion in the 2021 proxy statement is December 3, 2020. The deadline for submitting stockholder proposals for the 2021 Annual Meeting for inclusion on the agenda is February 11, 2021.

Will a representative of CIT’s independent registered public accounting firm be present at the Annual Meeting?

Yes, a representative of Deloitte will attend the Annual Meeting and can answer questions that you may have. The representative will also have the opportunity to make a statement if Deloitte desires to do so. The Audit Committee has approved the appointment of Deloitte as our independent registered accounting firm and auditors for 2020.

How can I attend the Annual Meeting?

Only stockholders as of the Record Date (or their proxy holders) may attend the Annual Meeting. If you plan to attend the Annual Meeting or appoint someone to attend as your proxy, please check the appropriate box on your proxy card. If you are voting by telephone or Internet, follow the instructions provided to indicate that you or your proxy holder plan to attend. You or your proxy holder will need to show (a) photo identification, and (b) if you hold your shares in street name, proof of ownership as of the Record Date, such as a letter or account statement from your broker or bank, at the reception desk to gain admittance to the Annual Meeting.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy remains valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do any stockholders beneficially own more than 5% of our common stock?

According to public filings made with the SEC on or before February 14, 2020, there were five stockholders that beneficially owned more than 5% of our common stock: BlackRock, Inc., The Vanguard Group, First Pacific Advisors, LP, Capital World Investors, and Franklin Mutual Advisers, LLC. See “Security Ownership of Certain Beneficial Owners and Management — Security Ownership of Certain Beneficial Owners” in this Proxy Statement.

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Questions and Answers About the Annual Meeting and Voting

How can I review the list of stockholders eligible to vote?

A list of stockholders as of the Record Date will be available at our offices at both 11 West 42nd Street, New York, NY 10036 and One CIT Drive, Livingston, NJ 07039 from May 1, 2020 to the date of the Annual Meeting for inspection and review by any stockholder during regular business hours. We will also make the list available at the Annual Meeting.

In the event that the Annual Meeting is held solely by means of remote communications in light of the coronavirus, or COVID-19, we will announce the decision to do so as promptly as practicable, and will issue a press release that will include details on how to inspect a list of the stockholders of record electronically. The press release will be posted to our website www.cit.com/2020proxy and filed with the SEC as additional proxy material.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in CIT’s Current Report on Form 8-K, which CIT is required to file with the SEC within four business days after the date of the Annual Meeting.

Who will pay the expenses incurred in connection with the solicitation of my vote?

CIT pays the cost of preparing proxy materials and of soliciting your vote. Proxies may be solicited on our behalf by our directors, officers or employees by telephone, electronic or facsimile transmission or in person.

We have retained D.F. King & Co., Inc. to assist us in this proxy solicitation, and we anticipate that their fees will be approximately $18,000. We also may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions.

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Directors

General Information

CIT is pleased to propose 12 director nominees for election at the Annual Meeting, each of which is standing for re-election. The nominees consist of a diverse group of professionals in their respective fields, many of whom have or have had senior leadership experience at banks, financial institutions and other business, academic and governmental organizations. In these positions, they have gained expertise in strategic and financial planning, regulatory and banking matters, financial reporting, corporate governance, risk management and leadership development, technology services, cybersecurity and mergers and acquisitions. Several of the current directors also have a longstanding knowledge and in-depth understanding of our businesses, products, and services. The biographies below describe the skills, qualifications, attributes and experiences of each of the nominees that were considered by the Board in determining that it was appropriate to nominate these directors.

The Governance Committee and the Board believe the skills, qualities, and experience of our directors provide CIT with a diverse range of perspectives and backgrounds to engage each other and management to effectively address CIT’s needs and represent the best interests of CIT’s stockholders.

CIT’s directors are elected on an annual basis, and each nominee who is elected at the Annual Meeting will hold office until the 2021 Annual Meeting and until his or her successor is elected and qualified, or until the director’s earlier death, resignation or removal.

During 2019, our Board met 13 times. The number of 2019 meetings for each committee of the Board (each, a “Board Committee”) is disclosed in “Corporate Governance — Board Committees” in this Proxy Statement. During 2019, all of the nominees listed below attended at least 75% of the aggregate of the total number of meetings of the Board and of any Board Committees on which he or she served that were held during his or her period of service on the Board and applicable Board Committees. Our Corporate Governance Guidelines provide that directors are expected to attend the Annual Meeting. Each of the nominees listed below attended our 2019 annual meeting of stockholders.

Board Evaluation

The Board completes an annual self-evaluation as part of its process to ensure that the Board is functioning effectively. The Corporate Governance Guidelines provide that the Board undertake a performance evaluation every year, overseen by the Governance Committee. In practice, each year, each director completes a questionnaire reflecting his or her assessment of the effectiveness of the Board and the Board Committees on which he or she serves. Although the specific questions may vary from year to year, the topics generally include the substance and efficiency of Board and Board Committee meetings and materials, utilization of skills and committee appointments, skills and experience needed for the Board, and Board engagement and interaction. The General Counsel confidentially summarizes the directors’ responses for review by the Governance Committee, the Board and the Board Committees. The Board and Board Committees review the summary in executive session and consider what actions, if any, to take as a result.

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Directors

Nominees

The information below includes each nominee’s age and business experience during at least the past five years. CIT knows of no family relationships among the nominees or between any nominee and an executive officer of CIT. Certain directors may also be directors or trustees of privately held businesses or not-for-profit entities that may not be referred to below. With the exception of Ms. Alemany, all of the nominees are independent of management.

Name	Age	Principal Occupation
Ellen R. Alemany	64	Chairwoman and Chief Executive Officer of CIT and Chairwoman and Chief Executive Officer of CIT Bank, N.A.
Michael L. Brosnan	61	Retired Examiner-in-Charge for Midsize Bank Supervision — Office of the Comptroller of the Currency
Michael A. Carpenter	73	Retired Chief Executive Officer, Ally Financial, Inc.
Dorene C. Dominguez	57	Chairwoman and Chief Executive Officer of Vanir Group of Companies, Inc.
Alan Frank	68	Retired Partner of Deloitte & Touche LLP
William M. Freeman	67	Executive Chairman of CDF Group Inc.
R. Brad Oates	66	Chairman and Managing Partner of Stone Advisors, LP
Gerald Rosenfeld	73	Strategic Advisor and Vice Chairman of U.S. Investment Banking of Lazard Ltd.
Vice Admiral John R. Ryan, USN (Ret.)	74	President and Chief Executive Officer of the Center for Creative Leadership and Retired Vice Admiral of the U.S. Navy
Sheila A. Stamps	62	Former Executive Vice President, DBI, LLC and Senior Banking Executive
Khanh T. Tran	63	President and Chief Executive Officer of Aviation Capital Group
Laura S. Unger	59	Independent Consultant, Former Commissioner of the U.S. Securities and Exchange Commission

10	| 2020 Proxy Statement

Directors

Ellen R. Alemany, Age: 64
Board Committees: • N/A Director Since: January 2014 Chief Executive Officer Since: April 2016 Chairwoman Since: May 2016

Other Public Directorships:

•  Fidelity National Information Services, Inc.

Prior Senior Leadership Positions:

•  Chairman and Chief Executive Officer of RBS Citizens Financial Group, Inc.

•  Head of Americas at The Royal Bank of Scotland Group plc

•  Chief Executive Officer for Global Transaction Services at Citigroup

•  First District Representative — Federal Advisory Council

•  Board Member — Financial Services Roundtable

•  Board Member — The Clearing House Payments Company

Ms. Alemany has served as a director of CIT since January 2014 and of CIT Bank, N.A. since August 2015. She was named Chief Executive Officer of CIT in April 2016 and became Chairwoman a month later in May 2016. She also leads the principal bank subsidiary, CIT Bank N.A., as its Chairwoman and Chief Executive

Officer. Prior to joining CIT, Ms. Alemany was the Head of RBS Americas, the management structure that oversees The Royal Bank of Scotland’s businesses in the Americas, and Chief Executive Officer of RBS Citizens Financial Group, Inc., an RBS subsidiary, until she retired in September 2013. She joined RBS as the Head of RBS Americas in June 2007, and was named to the additional role of Chief Executive Officer of RBS Citizens Financial Group, Inc., a bank holding company, in March 2008. She was also appointed the Chairman of RBS Citizens Financial Group, Inc. in March 2009. Ms. Alemany joined RBS from Citigroup, where she served as the Chief Executive Officer for Global Transaction Services from February 2006 until April 2007. Ms. Alemany joined Citigroup in 1987, and held a number of senior positions during her tenure, including Executive Vice President for the Commercial Business Group from March 2003 until January 2006, and also CitiCapital, where she served as President and Chief Executive Officer from September 2001 until January 2006. Prior to being appointed Executive Vice President for the Commercial Business Group in 2003, Ms. Alemany also held a number of executive positions in Citigroup’s Global Corporate Bank. Ms. Alemany served on the Board of Directors of Automatic Data Processing, Inc. from 2011 until 2016 and has served on the Board of Directors of Fidelity National Information Services, Inc. since July 2014. Ms. Alemany also currently serves as a member of The Center for Discovery board, Operation HOPE board, The Partnership for New York City board, a member of the advisory board of the Mayor’s Fund to Advance New York City and a member of the Board of Trustees for the Conference Board.

Qualifications: Ms. Alemany brings a wealth of managerial and operational expertise to our Board with over 36 years of management experience in banking and financial services, including chief executive experience with a large, multinational commercial bank, as well as global financial management and regulatory experience and a proven track record of achievement and leadership.

Michael L. Brosnan, Age: 61
Board Committees: • Audit • Nominating & Governance Director Since: November 2016 Other Public Directorships: • None

Senior Leadership Positions:

•  Director of CIT Bank, N.A.

Prior Senior Leadership Positions:

•  Examiner-in-Charge for Midsize Bank Supervision in the Office of the Comptroller of the Currency

•  Senior Deputy Comptroller for Large Bank Supervision in the Office of the Comptroller of the Currency

Mr. Brosnan has served as a director of CIT and of CIT Bank, N.A. since November 2016. He served as Examiner-In-Charge for Midsize Bank Supervision at the Office of the Comptroller of the Currency (“OCC”) from May 2013 to May 2016. Prior to that he was Senior Deputy Comptroller for Large Bank Supervision from December 2010 to April 2013. In addition, he served as a member of the OCC’s Executive Committee and the Committee on Bank Supervision. From 2004 to 2008, Mr. Brosnan served in executive management roles at MBNA and Bank of America, including Enterprise Operational Risk Executive responsible for risk management of the Global Technology and Operations, Chief Administrative Office, and Supplier Risk Management organizations of the bank. Mr. Brosnan previously served as Compliance Executive for Bank of America Card Services, and he oversaw the Operational Risk Management Division of MBNA America. Prior to his tenure with MBNA and Bank of America, Mr. Brosnan spent 21 years with the OCC. In 2003, he was named Senior National Bank Examiner, the highest honor and designation available to bank examiners.

Mr. Brosnan received a Bachelor of Science degree and an MBA from Lynchburg College in Virginia. He also earned the Chartered Financial Analyst designation.

Qualifications: Mr. Brosnan provides the Board with experience in executive management, finance, commercial banking, and enterprise risk management, key areas for certain of CIT’s businesses. His experience as Examiner-In-Charge and Senior Deputy Comptroller at the OCC provides the Board with invaluable regulatory and executive management experience.

| 2020 Proxy Statement	11

Directors

Michael A. Carpenter, Age: 73
Board Committees: • Compensation • Risk Management Director Since: May 2016 Other Public Directorships: • AutoWeb, Inc. Senior Leadership Positions: • Director of CIT Bank, N.A.

Prior Senior Leadership Positions:

•  Chief Executive Officer of Ally Financial, Inc.

•  Chairman and Chief Executive Officer of Citigroup Alternative Investments

•  Chairman and Chief Executive Officer of Citigroup Global Corporate and Investment Bank

•  Chief Executive Officer of Salomon Smith Barney Inc.

•  Vice Chairman of Travelers Group Inc.

•  Chairman, President and CEO of Kidder Peabody Group Inc.

•  Vice President and Director, Boston Consulting Group

Mr. Carpenter has served as a director of CIT and of CIT Bank, N.A. since May 2016 He served as Chief Executive Officer of Ally Financial, Inc. from November 2009 to February 2015 and as a member of its Board of Directors from May 2009 to February 2015. Mr. Carpenter previously served on the CIT Board in

2009, a position he left to become Chief Executive Officer of Ally Financial, Inc. From 2002 to 2006, he was Chairman and Chief Executive Officer of Citigroup Alternative Investments overseeing $60 billion of proprietary capital and customer funds globally. From 1998 to 2002, Mr. Carpenter was Chairman and Chief Executive Officer of Citigroup’s Global Corporate & Investment Bank with responsibility for Salomon Smith Barney Inc. and Citibank’s corporate banking activities globally. Prior to Citigroup, he was Chairman and CEO of Travelers Life & Annuity and Vice Chairman of Travelers Group Inc. From 1989 to 1994, he was Chairman of the Board, President, and CEO of Kidder Peabody Group Inc., a wholly owned subsidiary of General Electric Company. From 1986 to 1989, he was Executive Vice president of GE Capital Corporation and he joined GE in 1983 as Vice President of Corporate Business Development and Planning. Earlier in his career, Mr. Carpenter spent nine years as Vice President and Director of the Boston Consulting Group and three years with Imperial Chemical Industries of the United Kingdom. Mr. Carpenter received a Bachelor of Science degree from the University of Nottingham, England, and an MBA from Harvard Business School. He also holds an honorary degree of Doctor of Laws from the University of Nottingham. He serves on the boards of AutoWeb, Inc., Rewards Network, Client 4 Life Group, Validity Capital and as Chairman of Law Finance Group. Mr. Carpenter also serves as Chairman of the Board of Year Up South Florida, a not-for profit offering urban students a pathway to success. Mr. Carpenter has previously served as a board member of the New York Stock Exchange, General Signal, Loews Cineplex, New York City Investment Fund, U.S. Retirement Partners and various other private and public companies.

Qualifications: Mr. Carpenter provides the Board with experience in executive management, finance, asset management and restructurings, expertise in capital markets and capital management, key areas for certain of CIT’s businesses. His experience as Chief Executive Officer of major financial services companies provides the Board with invaluable executive management experience.

Dorene C. Dominguez, Age: 57
Board Committees: • Nominating & Governance Committee Director Since: February 2017 Other Public Directorships: • KB Home	Senior Leadership Positions: • Chairwoman and Chief Executive Officer, Vanir Group of Companies, Inc. • Director of CIT Bank, N.A. Prior Senior Leadership Positions: • Director, American River Bank
Ms. Dominguez has served as a director of CIT since February 2017 and of CIT Bank, N.A. since September 2015. She is the Chairwoman and CEO of Vanir Group of Companies, Inc. and its subsidiaries, Vanir Construction Management, Inc., which ranked #24 in revenue by Engineering News & Review, and Vanir Development Company, Inc. Ms. Dominguez currently is a director on the KB Home board and is a member of its audit and compliance and nominating and corporate governance committees. She is an active member of the Coca-Cola Hispanic Advisory Council, which advises Coca-Cola senior management on various issues related to its business operations as they impact the Hispanic community. An active community booster, Ms. Dominguez is a part of the Governors group that purchased the National Basketball Association “Sacramento Kings” in a successful effort to keep the team in California’s capital city. She thus became the first Latina to hold the distinction of NBA Governors group status. Her philanthropic activities are many and varied. She founded The Dominguez Dream, a 501(c)(3) non-profit in memory of her late father, which serves elementary schools in underserved communities by empowering children to achieve their full potential in Literacy and S.T.E.A.M. (Science, Technology, Engineering, Arts, Math). She has also partnered with the Nicholas Academic Centers, which seeks “to provide support to underserved high school students to improve their academic performance, achieve their full potential, promote their admission to colleges and universities, retention and graduation and to impart the skills and knowledge necessary to live successful and productive lives.” Ms. Dominguez is the former Chairwoman of the University of Notre Dame Latino Studies Advisory Council and is currently a Trustee at the University of Notre Dame. She also serves on the Board of Directors of the California Chamber of Commerce and is active on the Chamber’s political action committee. In recognition of her national business, philanthropic, and community efforts, Ms. Dominguez has been recognized by “Fortune” magazine as one of “The 50 Most Powerful Latinas of 2017 & 2018”.

Qualifications: Ms. Dominguez graduated from the University of Notre Dame with a Bachelor’s degree in finance and holds a Certificate in Corporate Governance from Harvard University. Ms. Dominguez provides the Board with extensive experience in executive management, finance, asset management and corporate governance.

12	| 2020 Proxy Statement

Directors

Alan Frank, Age: 68
Board Committees: • Audit Committee (Chair) Director Since: August 2015 Other Public Directorships: • None	Senior Leadership Positions: • Director of CIT Bank, N.A. Prior Senior Leadership Positions: • Director of OneWest Bank N.A. • Partner of Deloitte & Touche LLP • Director of IMB Holdco LLC
Mr. Frank has served as a director of CIT and of CIT Bank, N.A. since August 2015. He also served as a director of OneWest Bank N.A. from 2014 to 2015, prior to its merger with CIT Bank. Mr. Frank spent 40 years with Deloitte & Touche LLP and retired in December 2012. With Deloitte & Touche, he led audit service teams from 1983 to 2012 and he led the Southern California consumer business and middle market audit practices from 1986 through 2010. Mr. Frank has significant experience with mergers and acquisitions, financial reporting matters, initial public offerings, and high growth companies. Mr. Frank from the University of Southern California with a Bachelor of Science Degree.
Qualifications: Mr. Frank provides the Board with over 40 years of experience in external audit matters as a partner of a nationally recognized accounting firm.

William M. Freeman, Age: 67
Board Committees: • Nominating & Governance (Chair) • Compensation Director Since: July 2003 Other Public Directorships: • None

Senior Leadership Positions:

•  Executive Chairman of CDF Group Inc.

•  Board of Trustees of Drew University

•  Chairman of Celadon Global Inc.

Prior Senior Leadership Positions:

•  Director, Value Added Holdings, Inc.

• Director of TerreStar Corporation

•  Chairman of the Board of Arbinet-thexchange, Inc.

•  Chief Executive Officer and Director of Leap Wireless International

•  Chief Executive Officer of Bell Atlantic-Washington, D.C.

•  President of the Public Communications Group of Verizon Communications Inc.

•  President and Chief Executive Officer of Bell Atlantic-New Jersey

Mr. Freeman has served as a director of CIT since July 2003. He retired in February 2010 as Chairman of the Board of Arbinet-thexchange, Inc., in which capacity he had served since November 2007. Previously, Mr. Freeman served as President and Chief Executive Officer and Director of Arbinet-thexchange, Inc. from November 2007 until September 2008. Prior to joining Arbinet-thexchange, Mr. Freeman was elected to the board of Motient Corp., (predecessor to TerreStar Corporation), in February 2007, and Chairman of Motient/TerreStar in March 2007. Mr. Freeman also served as Chief Executive Officer and Director of Leap Wireless International, Inc. from May 2004 to February 2005 and as President of the Public Communications Group of Verizon Communications Inc. from 2000 to February 2004. Mr. Freeman served on the Board of Directors of Summit Bancorp from 1999 to 2002. Mr. Freeman served as President and Chief Executive Officer of Bell Atlantic-New Jersey from 1998 to 2000, President and Chief Executive Officer of Bell Atlantic-Washington, D.C. from 1994 to 1998, and in a number of other executive and management positions at Verizon since 1974. Mr. Freeman was a founder and co-owner of Synthesis Security LLC, a closely held telecommunications company. Mr. Freeman currently serves, or during the preceding five years served, on the Board of Directors of TerreStar Corporation, the Board of Trustees of Drew University, and as a director of Value Added Holdings, Inc., a privately held communications company, is the Executive Chairman of CDF Group Inc., a privately held beverage marketing and distribution company, and Chairman of Celadon Global Inc., a privately held mergers and acquisitions research firm.

Qualifications: Mr. Freeman provides the Board with extensive experience in managing organizations of various sizes and extensive experience in the telecommunications industry, a key market for CIT’s lending products.

| 2020 Proxy Statement	13

Directors

R. Brad Oates, Age: 66
Board Committees: • Compensation (Chair) • Risk Management Director Since: December 2009 Other Public Directorships: • None

Senior Leadership Positions:

•  Chairman and Managing Partner of Stone Advisors, LP

•  Director of CIT Bank, N.A.

Prior Senior Leadership Positions:

•  Vice Chairman, President and Chief Operating Officer of Bluebonnet Savings Bank, FSB

•  Chairman, NFC Global, LLC

•  President, Lexis Nexis Risk Solutions Group

•  Chairman, Texas Savings & Community Bankers

Mr. Oates has served as a director of CIT since December 2009 and of CIT Bank, N.A. since August 2015. He currently serves as Chairman and Managing Partner of Stone Advisors, LP, a strategic advisory firm, which has been engaged as a contractor by the Federal Deposit Insurance Corporation (“FDIC”) to assist in resolving failed and troubled bank situations. Prior to joining Stone Advisors, Mr. Oates served from 1988 until 2003 as Vice Chairman, President and Chief Operating Officer of Bluebonnet Savings Bank FSB,
and as Executive Vice President of Stone Holdings, Inc., a bank holding company and a private investment company specializing in banking, risk management, and emerging information technologies. Mr. Oates currently serves, or during the preceding five years served, as Chairman of the Board of Directors of Stone Advisors Holdings, LLC. Mr. Oates also advises organizations seeking to increase their “Governance Capital.” He has written numerous corporate governance articles and is a guest lecturer on stakeholder governance and business ethics. Mr. Oates is a former professional football player in the NFL, and authored, “What Corporate America Can Learn About ‘Self-Governance’ From Championship Teams.” He is an Advisory Director to the Institute for Excellence in Corporate Governance at the University of Texas-Dallas, Co-Chair of the Wheatley Ethics Advisory Council at Brigham Young University, and holds an Executive Masters Professional Director Certification, conferred by the American College of Corporate Directors, a professional director-credentialing organization for public company directors. Mr. Oates has been involved in the financial services industry for approximately 35 years, principally as a senior executive officer and director, with a particular expertise in bank cyber risk governance. He is the author of, “Cyber Crime: How Technology Makes It Easy and What To Do About It.” (2001)

Qualifications: Mr. Oates provides the Board with in-depth governance experience in successfully managing financial institutions transformation and a strong background in operating regulated commercial banks and strategic planning. His extensive experience in interacting with the FDIC and other bank regulators during his career provides the Board with insight into bank regulatory matters and supervisory expectations and communications. He also has experience in technology disruption and risk management.

Gerald Rosenfeld, Age: 73
Board Committees: • Risk Management (Chair) Director Since: January 2010 Other Public Directorships: • None

Senior Leadership Positions:

•  Strategic Advisor and Vice Chairman of U.S. Investment Banking of Lazard Ltd.

•  Director of Continental Grain Company

•  Trustee, New York University School of Law

•  Director of CIT Bank, N.A.

Prior Senior Leadership Positions:

•  Deputy Chairman of Rothschild North America

•  President of G Rosenfeld & Co LLC

•  Head of Investment Banking and a member of the Management Committee of Lazard Freres

Mr. Rosenfeld has served as a director of CIT since January 2010 and of CIT Bank, N.A. since August 2015. He re-joined Lazard Ltd. as Vice Chairman of United States investment banking effective March 1, 2011.

He was Deputy Chairman of Rothschild North America from 2007 to 2011 and served as its Chief Executive Officer from 1999 to 2007. Prior to joining Rothschild, he was President of G Rosenfeld & Co LLC, an investment banking firm. Prior to founding G Rosenfeld & Co LLC in 1998, he was Head of Investment Banking and a member of the Management Committee of Lazard Freres & Co. LLC. Mr. Rosenfeld joined Lazard in 1992 after holding significant management positions at Bankers Trust Company, Salomon Inc. and its Salomon Brothers subsidiary and McKinsey & Company. Prior to joining McKinsey, Mr. Rosenfeld was a member of the faculty of the City College of New York, New York University and the University of Maryland. Mr. Rosenfeld currently serves, or during the preceding five years served, as a member of the Board of Directors of Continental Grain Company, as a Trustee of the New York University School of Law, where he is also a Professor of Practice. Mr. Rosenfeld previously served on the Board of Overseers of New York University’s Stern School of Business, where he also served as an Adjunct Professor of Finance.

Qualifications: Mr. Rosenfeld provides the Board with extensive experience and expertise in risk management and sophisticated financial matters gained by both practical experience in a regulated environment and through research and teaching finance-related courses at several prominent universities. He also has management experience as a senior executive in commercial banking, investment banking and capital markets.

14	| 2020 Proxy Statement

Directors

Vice Admiral John R. Ryan, USN (Ret.), Age: 74
Board Committees: • Compensation • Risk Management Director Since: July 2003 Lead Director Since: May 2008 Other Public Directorships: • Barnes & Noble Education, Inc.

Senior Leadership Positions:

•  President and Chief Executive Officer of the Center for Creative Leadership

Prior Senior Leadership Positions:

•  Director of Cablevision Systems Corporation

•  Chancellor of the State University of New York

•  President of the State University of New York Maritime College

•  Superintendent of the U.S. Naval Academy

•  Commander of the Fleet Air Mediterranean, U.S. Navy

•  Commander of the Patrol Wings for the U.S. Pacific Fleet, U.S. Navy

•  Director of Logistics for the U.S. Pacific Command, U.S. Navy

Vice Admiral Ryan has served as a director of CIT since July 2003 and was appointed lead director (“Lead Director ”) by the Board in May 2008. He has been President and Chief Executive Officer of the Center for
Creative Leadership in Greensboro, North Carolina since May 2007. Previously, Mr. Ryan served as Chancellor of the State University of New York from June 2005 to June 2007. Mr. Ryan also served as President of the State University of New York Maritime College from June 2002 until June 2005 while also serving as the Interim President of the State University of New York at Albany from February 2004 until February 2005. From 1998 to 2002, Mr. Ryan was Superintendent of the U.S. Naval Academy, Annapolis, Maryland. Mr. Ryan served in the U.S. Navy from 1967 to July 2002, including as Commander of the Fleet Air Mediterranean in Naples, Italy from 1995 to 1998, Commander of the Patrol Wings for the U.S. Pacific Fleet in Pearl Harbor from 1993 to 1995, and Director of Logistics for the U.S. Pacific Command in Aiea, Hawaii from 1991 to 1993. Mr. Ryan currently serves as Lead Director and member of the Compensation Committee and Chair of the Corporate Governance & Nominating Committee of Barnes & Noble Education, Inc., and has previously served as a Director and member of the Audit Committee of Cablevision Systems Corporation.

Qualifications: Vice Admiral Ryan provides the Board with experienced leadership and an expertise in managing large complex organizations, primarily in academia and the military. In addition, Mr. Ryan provides the Board with extensive experience in strategic planning, logistics, talent development and succession planning. His tenure as a director, and as Lead Director, of CIT enables him to provide the Board with valuable experience in overseeing CIT’s business and providing leadership to the Board.

Sheila A. Stamps, Age: 62
Board Committees: • Audit • Nominating & Governance Director Since: February 2014 Other Public Directorships: • Atlas Air Worldwide Holdings Inc.

Senior Leadership Positions:

•  Director of CIT Bank, N.A.

•  Board of Directors, IES Abroad

•  Board Advisory Services faculty member, Board Leadership Fellow and Director of National Association of Corporate Directors NY Chapter

Prior Senior Leadership Positions:

•  Executive Vice President, DBI, LLC

•  Commissioner, New York State Insurance Fund

•  Director of Pension Investments and Cash Management at the New York State Common Retirement Fund

•  Group Head and Managing Director, Bank of America Corporation

•  Managing Director & Head of European Asset-Backed Securitization, Bank One Corporation (now, JPMorgan.)

Ms. Stamps has served as a director of CIT since February 2014 and of CIT Bank, N.A. since August 2015. From 2014 to 2018 she served as a Commissioner and Audit Committee Chair on the board of the New York State Insurance Fund, the largest worker’s compensation insurance provider in the State of New York. She previously served as Executive Vice President at DBI, LLC, a private mortgage investment company, from 2011 to 2012. She served from 2008 to 2011 as Director of Pension Investments and Cash Management at the New York State Common Retirement Fund, and from 2004 to 2005 as a Fellow at the Weatherhead Center for International Affairs at Harvard University. Prior to this, Ms. Stamps served as a Managing Director and Head of Relationship Management, Financial Institutions at Bank of America. From 1982 to 2003, she held a number of executive positions with Bank One Corporation (now, JPMorgan), including Managing Director and Head of European Asset-Backed Securitization and Managing Director and Senior Originator of Asset-Backed Securitization. She holds an MBA in Finance from the University of Chicago.

Qualifications: Ms. Stamps provides the Board with in-depth knowledge of middle market commercial banking and capital markets in both the US and European markets. She is a senior financial executive with strategy, risk and business development expertise, and is also an experienced banker to the financial services industry. Her experience as a Director/Portfolio Manager at the New York State Common Retirement Fund also enables her to provide the Board with an investor’s perspective and experience serving as a fiduciary in a complex financial environment.

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Directors

Khanh T. Tran, Age: 63
Board Committees: • Risk Management Director Since: July 2017 Other Public Directorships: • None

Senior Leadership Positions:

•  President and Chief Executive Officer of Aviation Capital Group

•  Director of Aviation Capital Group

• Director of CIT Bank, N.A.

•  Board of Counselors Argyros School of Business and Economics, Chapman University

•  Founder and Chairman Orange County Chapter of Ascend Pan-Asian Leaders

Prior Senior Leadership Positions:

•  Various Leadership Positions with Pacific Life Insurance Company, including President, Chief Investment Officer, Chief Financial Officer, Vice President of Corporate Development and Treasurer

Mr. Tran has served as a director of CIT and of CIT Bank, N.A. since July 2017. He currently serves as President and Chief Executive Officer and Director of Aviation Capital Group, a full-service aircraft leasing and asset management company; which became wholly owned by Tokyo Century Corporation in December of 2019. Prior to the 2019 buyout, Mr. Tran had been with Pacific Life Insurance Company for 25 years, serving as its President, Chief Investment Officer, Chief Financial Officer, Vice President of Corporate Development and Treasurer during his tenure. Before joining Pacific Life in 1990, Mr. Tran held financial positions at The Vons Companies, Inc., a supermarket retailer in Southern California, and The Flying Tiger Line, Inc., then the world’s largest global airfreight company that was acquired by Federal Express in 1988. He started his career at United California Bank in 1980. Mr. Tran received his Master of Business Administration in Finance and Marketing from the University of California Los Angeles and Bachelor of Arts in Economics and Political Science from Whittier College. He has previously served as a Director of Pacific Mutual Holding Company, Pacific LifeCorp., Pacific Life, Chairman of College Savings Bank, and Pacific Life’s other various subsidiaries. He also served on the board of Asset Management Finance Corp. (acquired by Credit Suisse), Prandium, Inc. (OTC), and Scottish Re Group (NYSE).

Qualifications: Mr. Tran provides the Board with extensive experience in executive management, finance, investments, mergers and acquisitions, new business ventures, business/corporate strategy, risk management and corporate governance. He has significant investment experience through a variety of senior roles, including his experience at Pacific Life Insurance Company and Aviation Capital Group. Mr. Tran also for many years has been an active member of the business and finance community in Southern California, a key market for CIT in both our Consumer Banking and Commercial Banking operating segments.

Laura S. Unger, Age: 59
Board Committees: • Audit • Nominating & Governance Director Since: January 2010 Other Public Directorships: • Navient Corporation • NHI, Inc.

Senior Leadership Positions:

•  Director of CIT Bank, N.A.

•  Board Member, Children’s National Medical Center Foundation

Prior Senior Leadership Positions:

•  Chair, CIT Nominating & Governance Committee

•  Director of Ambac Financial Group Inc.

•  Acting Chairperson, Securities and Exchange Commission

•  Commissioner, Securities and Exchange Commission

•  Counsel to the United States Senate Committee on Banking, Housing and Urban Affairs

•  Director of MBNA Corporation

•  Director of CA Technologies, Inc.

Ms. Unger has served as a director of CIT since January 2010 and of CIT Bank, N.A. since May 2016. She served as Commissioner of the SEC from November 1997 to February 2002, including as Acting Chairperson from February to August 2001. Subsequently, she served as a Regulatory Expert and commentator for CNBC from May 2002 to May 2003. Before being appointed to the SEC, Ms. Unger served as Counsel to the United States Senate Committee on Banking, Housing and Urban Affairs from October 1990 to November 1997. Prior to working on Capitol Hill, she was an attorney with the Enforcement Division of the SEC from January 1988 to October 1990. Ms. Unger currently serves, or during the preceding five years served, as a director of CA Technologies, Inc., Navient Corporation, and two subsidiaries of Nomura Holdings America: Nomura Global Financial Products and Nomura Securities, Inc. and Children’s National Medical Center. She also acts or has acted as Special Adviser to Promontory Financial Group from January 2011 to January 2015, and as an Independent Consultant to JP Morgan Chase from May 2004 to November 2010 for the Global Analyst Conflict Settlement.

Qualifications: Ms. Unger provides the Board with insight into dealing with regulators and operating in a regulatory environment, based on her experience as both a former Commissioner and a former enforcement attorney with the SEC. In addition, Ms. Unger provides the Board with insight into policy and the legislative process, based on her experience as a Committee Counsel in the U.S. Senate. She also has significant corporate governance and financial market expertise.

16	| 2020 Proxy Statement

Directors

Director Qualifications and Experience

The table below includes the qualifications and experience of each director that assisted the Board in determining the directors are qualified to serve on the Board and that the Board is composed of directors with diverse backgrounds and experiences.

| 2020 Proxy Statement	17

Corporate Governance

CIT is committed to the values of effective corporate governance and high ethical standards. Our Board believes that these values promote long-term performance and reevaluates our governance policies on an ongoing basis to ensure they sufficiently meet CIT’s needs and our stockholders’ interests. Listed below are some of our significant corporate governance practices and policies.

✓   Majority Voting in Director Elections. If an election is uncontested, each of our director nominees has agreed to tender his or her irrevocable contingent resignation if he or she is not elected by a majority of the votes cast by stockholders. Our Governance Committee will promptly consider the director’s resignation and recommend to our Board whether to accept or reject the resignation. Our Board will act on the Governance Committee’s recommendation within 90 days of the applicable stockholder meeting and will then publicly disclose its decision.

✓   Lead Director. Our Corporate Governance Guidelines establish the role of an independent lead director who is elected annually by a majority vote of the independent directors. More information about the role of the lead director and our Board structure may be found in this Proxy Statement under the heading “Board Leadership Structure”.

✓   Absence of a Stockholder Rights Plan. We do not have a stockholder rights plan and are not currently considering adopting one.

✓   Stock Ownership Requirements. Both our directors and senior executive officers are required, within a specified period of time of becoming a director or senior executive officer, to own a minimum amount of CIT’s common stock and to retain such ownership at all times thereafter while they remain with CIT.

✓   Political Contributions. CIT believes that an important part of responsible corporate citizenship is participation in the political and public policy process. However, even where legally permitted, CIT’s policy is not to use any company funds or property for any candidate campaign, including candidate campaign committees, political parties, caucuses, or independent expenditure committees (super PACs). CIT also maintains a non-partisan political action committee for our employees to participate in the political process, which is funded entirely through voluntary contributions from eligible CIT employees, and uses those funds to support candidates, political parties, and other political action committees that are supportive of CIT’s public policy goals.

✓   Related Person Transactions Policy. Our Governance Committee is responsible for approving or ratifying transactions involving CIT and related persons and determining if the transaction is in, or not inconsistent with, the best interests of CIT and our stockholders. More information about our Related Person Transactions Policy may be found below under the heading “Related Person Transactions Policy”.

✓   Executive Sessions. Our Board meets regularly in executive sessions without the presence of management, including our Chairwoman. These sessions are led by our Lead Director.

✓   Limitations on Participation on Other Boards. To ensure that our directors have sufficient time to devote proper attention to their responsibilities as directors of CIT, unless otherwise approved by the Governance Committee, employed directors are limited to service on one board of another publicly traded company, while other directors may not serve on the boards of more than four other public companies.

✓   Hedging, Margin Accounts and Pledged Securities. CIT’s directors and employees are prohibited from entering into financial transactions to hedge their ownership interest in CIT’s securities, holding CIT’s securities in a margin account, or otherwise pledging CIT’s securities as collateral for a loan.

✓   Board and Board Committee Evaluations. Each year, each director completes a questionnaire reflecting his or her assessment of the effectiveness of the Board and the committees on which he or she serves. The General Counsel confidentially summarizes the directors’ responses for review by the Governance Committee, the Board and Committees. The Board and Committees review the summary in executive session and consider what actions, if any, to take as a result.

✓   Proxy Access. CIT believes that it is appropriate for certain stockholders to be able to use our proxy statement and proxy card to nominate one or more director candidates. Our By-Laws generally allow stockholders owning 3% or more of the Company’s total voting stock for three years to use the Company’s proxy statement to nominate the greater of two or 20% of the director positions subject to vote at an annual meeting.

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Corporate Governance

Additional information is provided below regarding these and certain other key corporate governance policies which we believe enable us to manage our business in accordance with the highest standards of business practices and in the best interests of our stockholders. CIT’s Board established the Corporate Governance Guidelines to further its long-standing objective of providing effective governance of CIT for the long-term benefit of CIT’s shareholders. The Board regularly reviews and revises the Corporate Governance Guidelines to ensure they continue to reflect best practices. Investors can find a copy of CIT’s Corporate Governance Guidelines and other governance policies on our website at www.cit.com/about/us/governance/. The Corporate Governance Guidelines and information contained on the CIT website are not incorporated by reference in, and do not constitute part of, this Proxy Statement.

Director Independence

Our Corporate Governance Guidelines require that a substantial majority of the Board be composed of directors who meet the independence criteria established by the NYSE. The Board consists of 12 directors, 11 of whom are independent. All committee chairs and members have been evaluated and determined to be independent. All directors are required to stand for election each year, providing our shareholders with frequent opportunities to express their views on each director’s individual performance. CIT’s management team benefits from engaged Board members who have experience managing a broad range of organizations in both the public and private sectors.

For a director to be considered independent, the Board must affirmatively determine that neither the director nor any of such director’s immediate family has a material relationship with CIT (either directly, or as a partner, stockholder, or officer of an organization that has a relationship with CIT). In making its determination, the Board considers all relevant facts and circumstances, both with respect to the director and with respect to any persons or organizations with which the director has an affiliation, including immediate family members. The Board also considers the specific independence criteria for directors as defined by the NYSE.

In furtherance of our Board’s commitment to maintain the independence of our independent directors, the Board implemented a charitable contributions policy. The policy requires that if any charitable contribution proposed to be made by CIT to an organization in which a director is affiliated exceeds $25,000, such contribution is subject to the approval of the Governance Committee. In determining whether to approve any such contribution, the Governance Committee considers whether the donation would impair the director’s independence.

Based on the foregoing considerations, the Board has determined that, except for Ms. Alemany, our Chairwoman and CEO, all of CIT’s directors are independent and each of the Board Committees is composed solely of independent directors. In making this determination, the Board considered the transactions described below under the heading “Related Person Transactions Policy”.

Director Tenure

The average tenure of CIT’s directors is six years, with more than half of the director nominees having a tenure of less than 10 years. Current tenure lengths among our directors are varied, with five seasoned directors having a tenure of 10 years or longer, five mid-tenured directors having a tenure of four to six years, and two newer directors having a tenure of approximately three years or less. The Governance Committee, which is responsible for nominating individuals to the Board, considers tenure, among other factors, when making its determinations.

The Governance Committee believes that our longer-tenured directors have vital experience and knowledge of CIT that provide the Board with a better understanding of CIT’s business and operations. This experience continues to create long-term value for the Board and our stockholders, particularly when balanced with the unique skills, views and experiences of newer directors.

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Corporate Governance

Related Person Transactions Policy

The Board has adopted a “Related Person Transactions Policy” for the review and approval of “related person transactions,” which is defined under such policy as any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which CIT was or is to be a participant, the amount involved exceeds or is expected to exceed $120,000 in a single calendar year, and an executive officer, director, director nominee, or a 5% beneficial owner of any class of CIT’s voting securities (or any of their respective immediate family members) had or will have a direct or indirect material interest, other than the following:

•

interests arising solely from the related person’s position as a director or limited partner, or from the direct or indirect ownership by the related person, and all other related persons, in the aggregate of less than a 10% equity interest in another corporation or organization that is a participant in the transaction;

•

amounts due from related persons to CIT for purchases of goods and services subject to usual trade terms, for ordinary business travel and expense payments, and for other indebtedness transactions in the ordinary course of business;

•	interests arising solely from the ownership of a class of CIT’s equity securities, if all holders of that class of equity securities receive the same benefit on a pro rata basis;

•	transactions where price is determined by competitive bid, or where the service is rendered as a common carrier or public utility at rates fixed pursuant to law;

•	transactions that involve compensation to a director, or compensation to executive officers, approved by the Board; or

•

interests arising solely from the related person’s position as an executive officer or director of another entity that is a participant in the transaction, where (a) the related person and his or her immediate family members own in the aggregate less than a 5% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction, and (c) the amount involved in the transaction equals less than 2% of the annual gross revenues of each of CIT and the other entity that is a participant in the transaction.

Under this policy, any proposed related person transaction will be considered at the next meeting of the Governance Committee, but if it is not desirable for CIT to wait until the next meeting, the transaction will be submitted to the Chairperson of the Governance Committee for approval, subject to reporting any such approval at the next Governance Committee meeting. In either case, the benefits to CIT, the availability of other sources of comparable products or services, the terms of the transaction, the terms available to unrelated third parties, and whether the transaction was undertaken in the ordinary course of business, will be considered. The Governance Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of CIT and its stockholders, as the Governance Committee determines in good faith. In certain circumstances, if the Chief Executive Officer, Chief Financial Officer or General Counsel of CIT becomes aware of a related person transaction that has not been previously approved or ratified under the policy, the Governance Committee will determine if rescission of the transaction is appropriate, and will request that the Chief Financial Officer evaluate CIT’s controls and procedures to ascertain the reason the transaction was not submitted to the Governance Committee or its Chairperson for prior approval.

During 2019, there were no related person transactions, and the Governance Committee did not review any transaction under the Related Person Transactions Policy.

The Board and management may have deposit relationships with CIT Bank, N.A.

We have in the past and may in the future enter into certain transactions with affiliates, other than directors and executive officers. Such transactions have been, and it is anticipated that such transactions will continue to be, entered into on an arm’s length basis at a fair market value for the transaction and, as a result, are not required to be approved under the Related Person Transactions Policy.

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Corporate Governance

Appointment of Directors

All of CIT’s twelve nominees for director are standing for re-election. For more information, see “Directors — Nominees”.

Diversity of Directors

Under our Corporate Governance Guidelines, the Board has adopted a diversity policy and seeks diversity in its members with respect to background, skills and expertise, industry knowledge, and experience. Our Corporate Governance Guidelines set forth general criteria for nomination and re-nomination to the Board, including:

•	judgment, integrity, commitment, and candor;

•	leadership and decision-making experience in complex organizations, including corporations, banking and financial institutions, and government, education, and military institutions;

•	expertise, knowledge, and skills useful for overseeing our business; and

•	diversity of background, perspectives, skills and experience.

When considering directors for re-nomination, the Governance Committee also considers attendance, preparedness, participation and candor.

The Governance Committee reviews with the Board the skills, characteristics and diversity of background appropriate for CIT’s directors. When seeking to fill Board vacancies, the Governance Committee evaluates the skills and characteristics of the existing directors, including the diversity of background, perspectives, and experience of the directors, to identify any gaps that should be filled. The Governance Committee then utilizes that information to guide its search for new director nominees.

CIT is honored to have a diverse board of directors that bring unique perspectives to the governance of the Company. The Company was recognized by the Women’s Forum of New York for its gender diversity on the board. CIT’s Board is also represented by diverse ethnicities.

Majority Voting for Directors

Under our By-Laws and Corporate Governance Guidelines, in an uncontested election (i.e., director nominees are all nominated by CIT), a nominee for director is elected if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election; however, directors are elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Corporate Secretary of CIT receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees set forth in our By-Laws, and (ii) such nomination has not been withdrawn by such stockholder on or before the tenth day before CIT first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, as permitted under Delaware law and our By-Laws, stockholders shall not be permitted to vote “against” a nominee. Votes cast shall not include abstentions with respect to the election of directors. Under our Corporate Governance Guidelines, if a majority vote is required, any nominee who fails to receive the required vote “for” his or her election or re-election must promptly tender his or her resignation to the Chairwoman of the Board. If an incumbent director fails to receive the required vote for re-election, the Governance Committee will promptly consider the resignation submitted by such director and will recommend to the full Board whether to accept such resignation. The Governance Committee will consider all factors that it deems relevant in making its recommendation, including any stated reasons why stockholders voted “against” the director, the length of service and qualifications of the director, the director’s contributions to CIT and CIT’s Corporate Governance Guidelines.

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Corporate Governance

The Board will act on the recommendation of the Governance Committee no later than 90 days following the date of the meeting of stockholders at which the election occurred. The Board will review the factors considered by the Governance Committee and such other information and factors as the Board deems relevant. We will promptly disclose the Board’s decision whether to accept the resignation as tendered, and provide a full explanation of the process by which the decision was reached and, if applicable, the reasons the Board rejected the tendered resignation, in a Current Report on Form 8-K filed with the SEC.

If one or more directors’ resignations are accepted by the Board, the Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

Board Leadership Structure

Effective April 1, 2016, Ellen R. Alemany assumed the role of Chief Executive Officer and effective May 10, 2016, Ms. Alemany assumed the role of Chairwoman. Therefore, as of and since May 10, 2016, the positions of Chief Executive Officer and Chairwoman were held by one person, Ellen R. Alemany. In deciding to continue CIT’s practice of combining the Chief Executive Officer and Chairwoman positions, the primary factors considered by the Board were the importance of a unified strategic and operating focus, the benefits of clarity in the management structure of the organization, and the need for consistent communications to stockholders, customers, regulators and other constituencies. This structure also best assures that Ms. Alemany will be able to use her in-depth knowledge and perspective gained from running CIT to effectively and efficiently guide our Board. By being closely connected with both CIT’s senior level managers and the Board, Ms. Alemany is better able to appreciate and balance the perspectives of both groups.

To establish a liaison between the non-management directors and the Chairwoman and Chief Executive Officer and foster effective communication between them, the independent directors on CIT’s Board also appoint a Lead Director who is independent of management. This position is currently held by Vice Admiral John R. Ryan, USN (Ret.). The Board has structured the role of our independent Lead Director to strike an appropriate balance with the combined Chairwoman and Chief Executive Officer role and to fulfill the important requirements of independent leadership on the Board. As Lead Director, Mr. Ryan:

•	presides over all meetings of the Board at which the Chairwoman is not present;

•	presides at executive sessions of the Board;

•

develops and approves meeting agendas for the Board to ensure that management is addressing all matters of concern or interest to the Board and that sufficient time for discussion is allocated for each matter; and

•	serves as a liaison between the Chairwoman and the independent directors.

Director Succession

The Governance Committee periodically reviews with the Board the skills and characteristics appropriate for Board members. The Board seeks diversity in its members with respect to background, skills and expertise, industry knowledge, and experience. The Board, through its Governance Committee, believes that it is appropriate to consider the value of each director’s contributions and overall performance of the Board. On February 20, 2020, the Board determined that age is an imprecise measure of each director’s contributions and decided to eliminate its policy that individuals will not be nominated for election to the Board if on the date of election by shareholders their age would be 75 or older. The Board will continue to evaluate all Board members on the basis of their skills and expertise, industry knowledge, dedication and preparation, and overall contributions to the Board.

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The Board’s Role in Risk Oversight

In light of CIT’s evolving business and strategic direction, the Board believes that evaluating how CIT’s executive team manages the various risks confronting CIT is one of the most important areas of its oversight responsibilities and that effectively balancing risk and return is critical to the long-term success of CIT. CIT has a comprehensive enterprise risk management program that governs the policies and procedures used by management to monitor, evaluate and manage the risks we assume in conducting our business activities. Our Board’s oversight of this risk management process is conducted primarily by our Audit Committee and our Risk Management Committee; however, each of the other Board Committees also considers risk within its area of responsibility. The following describes some of the risks overseen by the Board Committees.

Audit Committee

The duties of the Audit Committee include reviewing and discussing with the appropriate members of management CIT’s major financial risk exposures, including interest rate, liquidity, foreign currency exposure, cash investment, funding, swap- counterparty, and asset-liability management risks, as well as overseeing CIT’s internal controls over financial reporting. In addition, the Audit Committee is responsible for the oversight of, and receives regular reports regarding, CIT’s internal audit and compliance functions and risks related to litigation, compliance and legal matters as well as enterprise, operations and market risks. The Audit Committee and Risk Management Committee meet together quarterly in joint sessions to ensure appropriate communications regarding areas of overlap in overseeing risk.

Risk Management Committee

The duties of the Risk Management Committee include overseeing CIT’s risk management functions and processes, including (a) reviewing and recommending to the Board an annual risk appetite statement, and reviewing management’s risk appetite limits report to confirm that CIT is operating within its risk appetite statement, (b) ensuring that management has established processes and an enterprise risk management framework and governance structures designed to identify, bring to the Board’s and/or the Risk Management Committee’s attention, and appropriately manage, monitor, control and report exposures to the major risks affecting CIT, including risk management deficiencies and the timely implementation of corrective actions to address such deficiencies, (c) monitoring the performance, quality and trends associated with CIT’s credit portfolio, (d) assessing, jointly with the Audit Committee, the adequacy of CIT’s allowance for loan losses and management’s methodology for determining such allowance, (e) receiving, jointly with the Compensation Committee, management’s assessment of the effectiveness of the design and operation of CIT’s incentive compensation programs, and (f) overseeing CIT’s stress testing process and capital planning. The Risk Management Committee also oversees CIT’s loan review function, information security processes, business continuity planning, and the use of insurance to manage certain of CIT’s risks.

Compensation Committee

The duties of the Compensation Committee include regularly assessing risks related to our compensation programs, including our executive compensation practices. Management provides information on a regular basis to the Compensation Committee regarding compensation elements and features that could mitigate or encourage excessive risk-taking. In assessing compensation related risks, the Compensation Committee, together with the Risk Management Committee, considers the balance between annual and longer-term performance incentives, performance measures that motivate sustained performance while prudently managing risk, stock ownership guidelines that align executives’ interests with those of our stockholders, and our clawback policy to recoup compensation.

Governance Committee

The duties of the Governance Committee include reviewing and minimizing risks by ensuring appropriate policies and practices exist and are implemented to avoid or manage conflicts of interest by and among CIT, its executive officers, directors, director nominees and stockholders, overseeing an effective succession planning process,

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Corporate Governance

overseeing CIT’s Political Contributions Policy and lobbying practices, and adopting prudent governance policies. For more information, see “Corporate Governance” above for a list of significant corporate governance practices and policies.

Cybersecurity

In addition to the risks described above, the Board is also actively involved in oversight of CIT’s cybersecurity risks. In recent years, a number of highly-publicized data breaches and other cybersecurity attacks have demonstrated that cybersecurity events can lead to significant financial losses and reputational harm to the breached company. Information security, including cybersecurity, is a high priority for CIT and the Board, and CIT continues to develop policies and technology to protect both CIT’s and its clients’ information from cyberattacks or other corruption or loss. The Risk Management Committee oversees CIT’s technology and cybersecurity risks.

CIT has implemented an Information Risk Group (“IRG”) that oversees the Chief Information Security Officer (“CISO”), who is responsible for developing, implementing, and maintaining an effective information security program. The IRG is responsible for the ongoing monitoring, testing, and measurement of effectiveness of CIT’s information security program and business continuity program. In addition, CIT has adopted the Federal Financial Institutions Examination Council’s Cybersecurity Assessment framework for the identification of inherent cybersecurity risk, measurement of cybersecurity maturity based on the risk profile of the Company, management and deployment of cybersecurity controls, and is an active participant in the Financial Services Information Sharing and Analysis Center.

The Board actively oversees CIT’s efforts to maintain and enhance its operations resilience, and regularly reviews CIT’s cybersecurity practices. Through its committees, the Board reviews and approves information security policies and programs, including those relating to cybersecurity, security risk assessment, security strategies, disaster recovery, business continuity and incident response plans, and is briefed at least on a quarterly basis on information security matters. The CISO conducts training and awareness programs for the Board to ensure that the Board remains aware and informed on information security incidents and response plans.

Corporate Social Responsibility

We believe responsible companies can be a powerful force for good. At CIT, we are committed to making positive and lasting impacts in our communities through our business activities, our investments and our focus on building an inclusive culture with the highest ethical standards.

Our social responsibility framework encompasses financial and personal empowerment, support of the environment and the advancement of health and wellness. Additionally, we are committed to building an inclusive and supportive culture that allows our employees to bring their best selves to work. This is guided by our core values, which we call our Pride Pledge, and our diversity and inclusion program called Be You. For more information on CIT’s social responsibility and sustainability efforts, visit our website at www.cit.com/csr. Our website is not a part of, or incorporated by reference, in this proxy statement for any purpose.

Succession Planning

The Board is actively engaged and involved in talent management. The Board reviews the Company’s human resources strategy in support of its business strategy at least annually. This process includes a detailed discussion of the Company’s leadership bench strength and succession plans with a focus on key positions at the senior officer level. In addition, the Board Committees regularly discuss the talent depth for specific critical roles. High potential leaders are given exposure and visibility to Board members through formal presentations and informal events. For more information on CIT’s Board Committees, see “Corporate Governance — Board Committees” below.

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Director and Senior Executive Officer Stock Ownership Policy

CIT believes that significant stock ownership by its directors and senior executive officers further aligns their and CIT stockholders’ interests. Accordingly, under our Corporate Governance Guidelines, within a specified period of time, directors are required to own shares of CIT’s common stock at least equal in value to five times the amount of the directors’ annual retainer fee. “Value” is generally calculated as the number of shares owned multiplied by the greater of (i) the current stock price or (ii) the 3-year average stock price of CIT’s common stock. This minimum stock ownership must be maintained for as long as both (a) such director remains on the Board and (b) CIT’s common stock is publicly traded on a national securities exchange. Senior executive officers of CIT are also required to own a minimum amount of CIT shares as further described in the “Compensation Discussion and Analysis” portion of this Proxy Statement.

As described in greater detail under “Hedging, Margin Accounts and Pledged Securities” below, CIT’s directors are prohibited from entering into financial transactions to hedge their ownership interest in CIT’s stock.

Board Committees

During 2019, our Board maintained an Audit Committee, a Compensation Committee, a Governance Committee, and a Risk Management Committee as standing committees. Each of the Audit Committee and Compensation Committee are currently comprised of four directors. Each of the Governance Committee and the Risk Management Committee are currently comprised of five directors. Each director serving on the Audit Committee, the Compensation Committee, the Governance Committee and the Risk Management Committee is independent as defined by the NYSE and SEC rules and regulations. Each Board Committee has a separate chair and operates under a written charter. The current version of the written charter of each standing Board Committee is available on our website at www.cit.com/about/us/governance/board-of-directors/.

Board Committee Assignments

Director	Audit Committee	Compensation Committee	Nominating & Governance Committee	Risk Management Committee
Ellen R. Alemany	n/a	n/a	n/a	n/a
Michael L. Brosnan	●		●
Michael A. Carpenter		●		●
Dorene C. Dominguez			●
Alan Frank	CHAIR
William M. Freeman		●	CHAIR
R. Brad Oates		CHAIR		●
Gerald Rosenfeld				CHAIR
Vice Admiral John R. Ryan, USN (Ret.)		●		●
Sheila A. Stamps	●		●
Khanh T. Tran				●
Laura S. Unger	●		●
2019 Meetings	8	8	8	4

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Board Committee Duties, Generally

Each Board Committee:

•	conducts its duties consistent with its written charter, which it reviews and updates (if appropriate) at least annually;

•	conducts a self-evaluation annually;

•	cooperates and coordinates with the other Board Committees on areas where the substance of their activities overlap; and

•	regularly reports to the Board.

Committees	Committee Duties and Responsibilities
Audit Committee	•	monitoring the quality and integrity of our financial reporting process, financial statements and systems of internal controls regarding finance and accounting;
	•	monitoring compliance with our “Code of Business Conduct,” other compliance policies, and legal and regulatory requirements;
	•	reviewing the budget, plan and activities of the Internal Audit Department and the appointment, performance and replacement of the Chief Auditor;
	•	reviewing the budget, plan and activities of the Compliance Department and the appointment, performance, and replacement of the Chief Compliance Officer;
	•	retaining, determining the compensation of, and monitoring the qualifications, independence and performance of the independent auditors, including approving in advance all audit and non-audit engagements;
	•	overseeing the management of our financial, litigation and compliance risks;
	•	overseeing and monitoring CIT’s significant bank regulatory matters, including CIT’s progress in addressing the action items noted by banking regulators in examination and similar reports, and in annual and periodic assessment reports; and
	•	approving the “Audit Committee Report” for inclusion in our annual proxy statement.
The Board has determined that Mr. Frank meets the standard of “Audit Committee Financial Expert,” as defined by the rules of the SEC, and that each member of the Audit Committee is independent from management and financially literate, as defined by the NYSE listing standards.
Compensation Committee	The Compensation Committee evaluates, oversees and approves the compensation and benefits for our executive officers and other employees, and is responsible for the following:
	•	overseeing, reviewing and approving the overall goals and purposes of CIT’s incentive compensation programs for all employees, to ensure that such programs appropriately balance risk and financial results and do not encourage excessive risk taking;
	•	reviewing and recommending to the Board for approval the corporate goals and objectives relevant to CEO compensation;
	•	recommending to the Board the compensation and benefits for the CEO considering CIT’s and our CEO’s performance relative to financial, strategic and other goals and objectives approved by the Board and the value of compensation granted to the CEO at comparable or peer companies;
	•	approving the compensation for our executive officers and reviewing the compensation for all employees (other than our executive officers) whose annual compensation exceeds $1 million;
	•	meeting at least annually to discuss and evaluate employee compensation plans with CIT’s Chief Risk Officer in light of an assessment of any risk posed to CIT, to ensure that such plans do not encourage employees to take unnecessary and excessive risks and to ensure that such plans do not encourage the manipulation of CIT’s reported earnings to enhance the compensation of any of CIT’s employees;
	•	receiving and reviewing, jointly with the Risk Management Committee, management’s assessment of the effectiveness of the design and operation of CIT’s incentive compensation programs in providing risk-taking incentives that are consistent with the safety and soundness of CIT;
	•	maintaining compensation practices that are consistent with applicable market standards and compliant with applicable regulatory requirements;
	•	approving significant amendments to the retirement, severance and other compensation and benefit plans in which our executive officers participate;

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Committees	Committee Duties and Responsibilities
	•	discussing, reviewing with management and approving the disclosure regarding compensation and benefit matters and the “Compensation Discussion and Analysis” in CIT’s annual proxy statement; and
	•	approving the “Compensation Committee Report” for inclusion in our annual proxy statement.
The Compensation Committee may form and delegate authority to subcommittees comprised of one or more members of the Compensation Committee. It may also delegate to CIT’s employee benefits committee the responsibility to review and recommend material revisions to retirement plans, severance plans, plans permitting deferral of compensation, or any other benefit plan in which the executive officers are participants. The Compensation Committee also has the authority to engage such consultants and independent counsel as it determines is appropriate to assist it in the performance of its responsibilities.

In 2019, the Board engaged the independent, external consulting firm Pay Governance LLC (“Pay Governance”) to advise the Compensation Committee on all matters relating to the compensation of our executive officers. The Board directly retained Pay Governance independently from CIT management, and Pay Governance does not advise management for any purpose. The Compensation Committee has assessed the independence of Pay Governance pursuant to SEC rules and concluded that Pay Governance’s work for the Compensation Committee does not raise a conflict of interest.

Governance Committee	The Governance Committee oversees CIT’s governance policies and processes for nominating directors, which duties include:
	•	identifying and recommending qualified candidates to fill positions on the Board and its Board Committees;
	•	reviewing and recommending to the Board the compensation and benefits for directors (other than directors who are also employees of CIT);
	•	overseeing the evaluation of the structure, duties, size, membership and functions of the Board and its Board Committees;
	•	overseeing the self-evaluation of the Board and its Board Committees;
	•	overseeing CIT’s Corporate Governance Guidelines and related policies;
	•	reviewing and recommending to the Board for approval the principal terms of renewals or material changes to CIT’s Directors & Officers Liability Insurance Policy.
	•	overseeing the succession planning process for CIT’s Board, Chief Executive Officer, executive officers and senior managers; and
	•	reviewing disclosures in CIT’s annual proxy statement regarding the Governance Committee and the director nominating process, as well as any stockholder proposals and statements in opposition.
The Governance Committee considers and evaluates all director candidates recommended by our stockholders in accordance with the procedures set forth in our Corporate Governance Guidelines. Stockholders may propose qualified nominees for consideration by the Governance Committee by submitting the names and supporting information in writing to: Office of the General Counsel, CIT Group Inc., 11 West 42nd Street, New York, NY 10036. Such supporting information shall include (1) a statement containing the notarized signature of the nominee whereby such nominee consents to being nominated to serve as a director of CIT and to serving as a director if elected by the stockholders; (2) information in support of the nominee’s qualifications to serve on the Board and the nominee’s independence from management; (3) the name or names of the stockholders who are submitting such proposal, the number of shares of CIT common stock held by each such stockholder, and the length of time such shares have been beneficially owned by each such stockholder; and (4) any other information that the stockholders believe to be pertinent. To be considered for nomination by the Governance Committee, any such nominees shall be proposed as described above no later than December 15th of the calendar year immediately preceding the applicable annual meeting of stockholders[3]. Our Corporate Governance Guidelines provide that no person shall qualify for service as a director if he or she is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than CIT, or has received any such compensation or other payment from any person or entity other than CIT, in each case in connection with candidacy or service as a director of CIT.

[3]

For deadlines related to the inclusion in the 2021 proxy statement of candidates nominated by stockholders, and for such candidates to be addressed at the 2021 Annual Meeting of Stockholders, please refer to “Other Business — Stockholder Proposals and Nominations for the 2021 Annual Meeting” below.

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Corporate Governance

Committees	Committee Duties and Responsibilities
Risk Management Committee

The Risk Management Committee oversees CIT’s risk management functions and processes, which address many of the major risks inherent to CIT’s business, including credit risk, market risk, reputation risk, business continuity and operational risk, and is responsible for the following:

	•	overseeing our enterprise risk management functions and processes, including reviewing and recommending to the Board an annual risk appetite statement and reviewing management’s risk appetite limits report to confirm that CIT is operating within its risk appetite statement, overseeing CIT’s risk monitoring programs and processes, monitoring the performance and quality of CIT’s credit portfolio, reviewing and assessing CIT’s risk grading methodology, confirming that sufficient and appropriate resources are dedicated to risk management, overseeing CIT’s stress testing process, and managing, monitoring, controlling and reporting exposures to the major risks affecting CIT, including risk management deficiencies and the timely implementation of corrective actions to address such deficiencies;
	•	reviewing the plan, budget, activities, organizational structure, staffing, scope of authority and qualifications of the loan review organization responsible for auditing compliance with CIT’s credit policies and practices;
	•	reviewing and ensuring the adequacy of CIT’s business continuity and disaster recovery plans, training programs, and threat analysis;
	•	reviewing and ensuring the adequacy of CIT’s information security policies and technology risk management program; and
	•	reviewing CIT’s corporate insurance program at least annually.

Stockholder Communications with the Board

Any person who has a concern about CIT’s governance, corporate conduct, business ethics or financial practices may communicate that concern to the non-employee directors. In addition, CIT’s stockholders may communicate with the Board regarding any topic of current relevance to CIT’s business. Any of the foregoing communications should be submitted in writing to the Lead Director, the Audit Committee, or the non-employee directors as a group by writing to them, c/o CIT’s General Counsel and Corporate Secretary, 11 West 42nd Street, New York, NY 10036, or by email to directors@cit.com. Concerns and stockholder communications may also be directed to the Board by calling the CIT Hotline in the U.S. or Canada at 1-877-530-5287. To place calls from other countries in which CIT has operations, individuals may call the toll free numbers listed in our Code of Business Conduct, which is available on our website at www.cit.com/about/us/governance/. These concerns can be reported confidentially or anonymously. Concerns and issues communicated to the Board will be addressed through CIT’s regular procedures:

•

depending on the nature of the concern or issue, your communication may be referred to CIT’s Chief Auditor, General Counsel, Chief Human Resources Officer or other appropriate executive for processing, investigation, and follow-up action;

•	concerns relating to CIT’s accounting, internal accounting controls or auditing matters will be referred to the Audit Committee; and

•	other concerns may be referred to either CIT’s Lead Director or to one or more non-employee members or Board Committee.

CIT’s General Counsel reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials or any other communications intended solely to market services or products to directors or CIT.

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Compensation Committee Interlocks, Insider Participation and Banking Interlocks

There are no interlocking relationships between any member of our Compensation Committee and any of our executive officers that would require disclosure under SEC rules. No member of our Compensation Committee is a current or former officer or employee of CIT. No member of our Board and none of our “senior executive officers” (as defined in 12 C.F.R. §225.71) is a management official of an unaffiliated depository organization institution or depositary holding company.

Legal Proceedings

There are no known legal proceedings or events in the past ten years that are material to an evaluation of any director, executive officer, or person nominated to become a director or executive officer of CIT.

CIT Political Contributions Policy

CIT believes that an important part of responsible corporate citizenship is participation in the political and public policy process. The focus of these efforts is on issues that affect the company, our operations, employees, customers, shareholders and local communities. Our business is subject to extensive laws and regulations at the federal, state and local levels, and changes to these laws can significantly affect how we serve our customers and the costs we incur. It is important for CIT to engage in the political dialogue to advance the interests of our company.

•

Even where legally permitted, CIT’s policy is to not use any company funds or property for any candidate campaign funds, including candidate campaign committees, political parties, caucuses, or independent expenditure committees (super PACs).

•

CIT may use contract lobbyists and trade associations to monitor and provide comments on proposed legislation and regulations that may affect how our customers can be served. The General Counsel must approve any lobbying activities by employees or the use of company funds for lobbying.

•

CIT’s Political Action Committee (“PAC”) is a non-partisan committee that provides an opportunity for company employees to participate in the political process. The PAC is funded entirely through voluntary contributions from eligible CIT employees, and uses those funds to support candidates running for elective office, political parties, and other political action committees that are supportive of CIT’s public policy goals.

•

CIT’s Code of Business Conduct encourages employees to participate in civic and political activities on their own time based on their individual desires and political preferences, including making personal contributions to political candidates or activities, as long as they do not express or imply that they are acting on behalf of CIT.

Hedging, Margin Accounts and Pledged Securities

Under CIT’s Securities Trading Policy, all CIT directors and employees are prohibited from entering into hedging or monetization transactions related to CIT’s securities, including the use of financial instruments such as prepaid variable forward contracts, puts, calls, equity swaps, credit default swaps, collars, exchange funds or other derivative instruments related to CIT’s securities. CIT’s directors and employees are also prohibited from holding CIT’s securities in a margin account or otherwise pledging CIT securities as collateral for a loan.

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Director Compensation

The Governance Committee recommends to the Board the compensation and benefits for CIT’s non-employee directors. The objectives of the director compensation program are to attract highly qualified individuals to serve on the Board and to align their interests with our stockholders. Employee directors do not receive compensation for their services as a director.

CIT’s director compensation plan is described below. Directors’ compensation is earned for each twelve-month period beginning in May and ending in April but is disclosed in the annual proxy statement on a fiscal year basis.

Changes to Director Compensation for 2019

The Governance Committee, with the assistance of the Board’s compensation consultant, Pay Governance, reviewed the Company’s director compensation plan in January 2019 (the “Prior Plan”), as well as director pay data for CIT’s proxy peer group. Following this review, the Governance Committee recommended to the Board of Directors — and the Board of Directors approved — the following amendments to the Prior Plan (the “Amended Plan”) effective as of May 14, 2019: (1) an increase to the annual cash retainer from $85,000 to $90,000; (2) an increase to the annual equity award from $95,000 to $115,000; (3) an increase to the supplemental director compensation for serving as Lead Director from $25,000 to $40,000, and for serving as Compensation Committee Chair or Risk Management Committee Chair from $15,000 to $20,000; (4) replacing meeting fees for serving on the Board of Directors of CIT Bank (the “CIT Bank Board”) with a supplemental retainer of $10,000; (5) reduce the vesting requirement for future equity awards from three years to one year; and (6) eliminating initial equity awards valued at $100,000 in connection with a director’s appointment to the Board.

Initial Equity Awards

Effective as of May 14, 2019, the initial equity award to new directors was eliminated in accordance with the Amended Plan approved by the Board. Under the Prior Plan, a one-time grant of restricted stock units (“RSUs”) valued at $100,000 at the time of grant was awarded to directors in connection with their appointment to the Board, subject to applicable black-out periods and vested in three equal annual installments. For directors who became members of the Board of CIT Bank, N.A. and did not at that time own any CIT Group Inc. common stock, vesting of a number of shares equal to $1,000 of the one-time grant of RSUs was accelerated to the date that the director joined the Board of CIT Bank, N.A.

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Director Compensation

Annual Compensation

The following table outlines the elements of compensation paid to directors for the twelve-month period beginning in May 2018 and ending in April 2019, and determined by each director’s role on the Board, pursuant to the Prior Plan.

	Lead Director, Board Committee Chairs and Directors Serving on more than one Board Committee	All Other Directors
Cash Retainer	$85,000	$85,000
Equity-Based Award (1)	$105,000 to $155,000	$95,000
Total	$190,000 to $240,000	$180,000

(1)

The Prior Plan provided for supplemental director equity-based awards in the form of RSUs as follows: $25,000 for serving as Audit Committee Chair, $15,000 for serving as Risk Management, Compensation, or Governance Committee Chair, $25,000 for serving as Lead Director and $10,000 for serving on more than one Board Committee. The range of compensation listed in the “Equity-Based Award” and “Total” rows of the preceding table represent the foregoing amounts. The maximum amounts in such ranges presume that a director serves as Audit Committee Chair and Lead Director and serves on more than one Board Committee.

Effective as of May 14, 2019, pursuant to the Amended Plan, the following table outlines the elements of compensation paid annually to directors for each twelve-month period beginning in May and ending in April and determined by each director’s role on the Board.

	Lead Director, Board Committee Chairs and Directors Serving on more than one Board Committee	All Other Directors
Cash Retainer, CIT Board	$90,000	$90,000
Cash Retainer, CIT Bank Board	$10,000	$10,000
Equity-Based Award (1)	$125,000 to $190,000	$115,000
Total	$215,000 to $290,000	$215,000

(1)

CIT’s Amended Plan provides for supplemental director equity-based awards in the form of RSUs as follows: $25,000 for serving as Audit Committee Chair, $20,000 for serving as Risk Management or Compensation Committee Chair, $15,000 for serving as Governance Committee Chair, $40,000 for serving as Lead Director, and $10,000 for serving on more than one Board Committee. The range of compensation listed in the “Equity-Based Award” and “Total” rows of the table represent the foregoing amounts. The maximum amounts in such ranges presume that a director serves as Audit Committee Chair and Lead Director and serves on more than one Board Committee.

Annual Cash Retainer

Under both the Prior Plan and Amended Plan , an annual cash retainer is payable semi-annually in May and October of each year. Directors may elect to receive their annual cash retainer in any combination of cash and RSUs that settle 100% in shares of CIT stock. RSUs granted in lieu of cash as part of the annual retainer vest in full on the first anniversary of the grant date.

Annual Equity Awards

Under the Prior Plan, directors’ equity-based awards were granted in May of each year in the form of RSUs that settle 50% in cash and 50% in shares and vest in three equal annual installments. Under the Amended Plan,

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Director Compensation

directors’ equity-based awards are granted in May of each year in the form of RSUs that settle 50% in cash and 50% in shares and fully vest on the first day of the calendar month following the first anniversary of the award. Directors may elect to receive 100% of vested RSUs in shares of CIT stock.

Pro-Ration Upon Joining the Board

Annual cash retainers and the value of annual equity-based awards payable to directors with respect to the compensation year during which they are named to the Board are prorated, based on the number of months remaining in the compensation year at the time they are appointed to the Board divided by twelve. Under the Amended Plan for directors who also become members of the CIT Bank Board and do not at the time of their appointment own any CIT common stock, vesting of that number of shares equal to $1,000 of the prorated annual equity-based award will be accelerated to the date that the director joins the CIT Bank Board.

Meeting Fees

In accordance with the Amended Plan effective May 14, 2019, meeting fees for CIT Bank were eliminated and replaced with an annual cash retainer of $10,000 as described above. Prior to May 14, 2019 CIT Group directors who also served on the CIT Bank Board received $1,000 for each meeting of the CIT Bank Board in which they participated in person, and $500 for each meeting of the CIT Bank Board in which they participated by telephone. Such fees were payable quarterly in arrears, in cash. No additional fees were paid for attendance at CIT Group Board or Board Committee meetings.

Out-of-Pocket Expenses

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board or Board Committee meetings and functions and for continuing education related to serving as a director of CIT.

2019 DIRECTOR COMPENSATION TABLE

The table below sets forth compensation information for our Directors for 2019.

Name	Fees Earned or Paid in Cash (2) ($)	Stock Awards (3)(4) ($)	All Other Compensation ($)	Total ($)
Ellen R. Alemany (1)	$—	$—	$—	$—
Michael L. Brosnan	$120,000	$125,000	$—	$245,000
Michael A. Carpenter	$105,000	$125,000	$—	$230,000
Dorene C. Dominguez	$103,500	$115,000	$—	$218,500
Alan L. Frank	$105,000	$140,000	$—	$245,000
William M. Freeman	$90,000	$140,000	$—	$230,000
R. Brad Oates	$120,000	$145,000	$—	$265,000
Gerald Rosenfeld	$105,000	$135,000	$—	$240,000
Vice Admiral John R. Ryan	$90,000	$165,000	$—	$255,000
Sheila A. Stamps	$105,000	$125,000	$—	$230,000
Khanh T. Tran	$105,000	$115,000	$—	$220,000
Laura S. Unger	$105,000	$125,000	$—	$230,000

(1)

Ms. Alemany’s compensation for 2019 was based solely on her role as CEO of CIT, as disclosed in the “Summary Compensation Table” and discussed in the “Compensation Discussion and Analysis” section in this Proxy Statement.

(2)

The amounts shown for each non-employee director include annual cash retainer and meeting fees received during 2019 for participation in meetings of the CIT Bank Board, as set forth in the table below:

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Director Compensation

Name	CIT Bank Board Meeting Fees
Messrs. Brosnan, Carpenter, Frank, Oates, Rosenfeld and Tran, and Mses. Stamps and Unger	$5,000
Ms. Dominguez	$3,500

Messrs. Brosnan and Oates each received a supplemental cash retainer of $15,000 during 2019 for their services in advising on projects to upgrade certain regulatory compliance programs, which have since been completed. These supplemental cash retainers are included in the amounts reported above.

During 2019, Messrs. Carpenter and Rosenfeld and Ms. Unger elected to receive 100% of their annual retainers in the form of RSUs. All of the other non-employee directors received their retainers as cash. The grant date fair value of RSUs received at each director’s election did not exceed the value of the foregone cash retainer, and no amount related to such awards is therefore included in the “Stock Awards” column. The retainer amounts were converted to a number of RSUs based on the closing price of CIT common stock on the respective grant dates, and are scheduled to vest 100% on the first anniversary of the grant date. The number of RSUs granted and the grant date fair value of awards granted at each director’s election are as follows: Each of Mr. Carpenter, Mr. Rosenfeld and Ms. Unger received 882 RSUs granted on May 14, 2019 ($45,000), and 1,011 RSUs granted on October 23, 2019 ($45,000).

(3)

Represents the aggregate grant date fair value of RSUs granted during 2019 for each non-employee director, other than for RSUs granted as part of the annual retainer and described in footnote 2 above. These amounts do not represent the actual value realized by each director. The grant date fair value is determined in accordance with FASB ASC Topic 718 based on the closing price of CIT common stock on the date of grant. The number of RSUs granted during 2018 was determined based on the closing price of CIT common stock on each grant date and are scheduled to vest in equal installments on the first, second, and third anniversaries of the date of the award. The number of RSUs and grant date fair value of awards granted to each non-employee director are as follows:

Name	Grant Date	# RSUs	Grant Date Fair Value
Mr. Brosnan, Mr. Carpenter, Ms. Stamps and Ms. Unger	5/14/19	2,451	$125,000
Ms. Dominguez and Mr. Tran	5/14/19	2,254	$115,000
Mr. Frank and Mr. Freeman	5/14/19	2,745	$140,000
Mr. Oates	5/14/19	2,843	$145,000
Mr. Rosenfeld	5/14/19	2,647	$135,000
Mr. Ryan	5/14/19	3,235	$165,000

The RSUs listed above are scheduled to either settle 50% in cash and 50% in shares, or 100% in shares based on director elections.

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Director Compensation

(4)	The following table sets forth the aggregate number of equity-based awards to each non-employee director outstanding at December 31, 2019:

Name	# RSUs
Mr. Brosnan	5,765
Mr. Carpenter	11,716
Ms. Dominguez	5,034
Mr. Frank	5,106
Mr. Freeman	7,760
Mr. Oates	7,357
Mr. Rosenfeld	25,376
Mr. Ryan	14,168
Ms. Stamps	4,517
Mr. Tran	4,686
Ms. Unger	20,750

The use of stock options was discontinued in April 2010, and RSUs were the only form of equity-based awards granted to directors during 2019. The number of RSUs that are vested as of December 31, 2019 but deferred at the election of the directors, included in the number of RSUs outstanding presented above, are as follows:

Mr. Carpenter — 5,306; Mr. Freeman — 2,654; Mr. Oates — 2,152; Mr. Rosenfeld — 18,671; Mr. Ryan — 8,375; Ms. Stamps – 2,451; and Ms. Unger — 14,339.

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Executive Officers

The following table sets forth certain information, regarding CIT’s executive officers, as of January 1, 2020. The executive officers were appointed by and hold office at the discretion of the Board. On December 10, 2019, the Board revised its criteria for evaluating whether an officer is an “executive officer,” as that term is defined in applicable laws and regulations. As a result, the Board re-designated CIT’s executive officers, effective January 1, 2020, and certain senior executives previously designated as “executive officers” are no longer executive officers, although they continue to serve in their respective positions. No family relationship exists among CIT’s executive officers or with any director. The executive officers, like all directors and employees, are subject to CIT’s Code of Business Conduct, which is available on our website at www.cit.com/about/us/governance/. Certain executive officers may also be directors or trustees of privately held or not-for-profit organizations that are not referred to below.

Name	Age	Position
Ellen R. Alemany (1)	64	Chairwoman and Chief Executive Officer of CIT and Chairwoman and CEO of CIT Bank, N.A.
James J. Duffy	65	Executive Vice President and Chief Human Resources Officer
John J. Fawcett	61	Executive Vice President and Chief Financial Officer
Marisa J. Harney	62	Executive Vice President and Chief Credit Officer
James R. Hubbard	61	Executive Vice President, General Counsel and Corporate Secretary
Denise M. Menelly	58	Executive Vice President and Head of Technology and Operations
Wahida Plummer	53	Executive Vice President and Chief Risk Officer
Gina M. Proia	47	Executive Vice President and Chief Marketing and Communications Officer
Robert C. Rubino	55	President of CIT Bank, N.A. and Head of Commercial Banking
Steven Solk	65	President, Consumer Banking
Edward K. Sperling	55	Executive Vice President & Corporate Controller

(1)	See “Directors — Nominees” in this Proxy Statement for Ms. Alemany’s biographical information.

James J. Duffy has served as Executive Vice President and Chief Human Resources Officer at CIT since August 2016. He is responsible for overseeing the human resources function, including the development and implementation of the company’s global employee talent programs, employment policies, compensation and benefits. Mr. Duffy was previously Chief Human Resources Officer at Ally Financial Inc., from May 2010, where he was responsible for HR, including compensation, staffing, leadership development, talent management and acquisition, employee relations and organizational development. Prior to Ally, Mr. Duffy was the chief human resources officer at CIT. Prior to joining CIT in 2006, he served as Senior Vice President of Human Resources for Citigroup’s Global Consumer Group, a $13 billion business offering a full range of consumer products with more than 200,000 employees in 50 countries. Before joining Citigroup, Mr. Duffy held senior HR positions at other major banking and manufacturing companies, including AlliedSignal, Ingersoll-Rand, Bankers Trust and GE. Mr. Duffy earned a Bachelor of Science degree in Industrial and Labor Relations from Cornell University.

John J. Fawcett has served as Executive Vice President and Chief Financial Officer since May 2017. He is responsible for strategic planning, financial analysis, accounting, treasury management, tax and investor relations. Previously, Mr. Fawcett served as CFO of Citizens Financial Group (CFG) and Royal Bank of Scotland (RBS) Americas from 2007 through 2015. He was instrumental in leading the CFG initial public offering and separation of CFG from RBS in September 2014. Prior to this he had a 20-year tenure at Citigroup with CFO roles in various areas including as CFO of Global Transaction Services, CFO of the Commercial Markets Business and head of Financial Planning and Analysis for the Global Corporate and Investment Bank. Most recently, Mr. Fawcett served on the board of Rabobank North America, where he served as the Chair of the Audit Committee. Mr. Fawcett holds a Bachelor of Science degree in Accounting and a Master of Business Administration degree in Finance, both from St. John’s University.

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Executive Officers

Marisa J. Harney has served as Executive Vice President and Chief Credit Officer since May 2018 and as Chief Credit Officer since December 2016. Prior to joining CIT, Ms. Harney served as Chief Risk Officer, GE Capital Americas, with oversight of all risk activities, and as an officer of GE from August 2013 until June 2016. She served as Head of Corporate Credit Risk of the Americas for Bank of America after performing in various roles of increasing responsibility in both the credit and risk departments. Before Bank of America, she served as Unit Head for Chemical Bank’s and CIBC World Markets’ Media & Telecom groups and as a Senior Credit Executive for Credit Suisse First Boston. Ms. Harney holds an MBA from the New York University Stern School of Business and a bachelor’s degree in finance from Fordham University.

James R. Hubbard became Executive Vice President, General Counsel and Corporate Secretary on March 18, 2019. He is responsible for overseeing all legal, corporate governance, and insurance risk management for CIT. Mr. Hubbard previously served as Executive Vice President, General Counsel and Secretary of TIAA, FSB from June 2017 and its predecessor, Everbank Financial Corp., from August 2015 to June 2017. Prior to joining Everbank, Mr. Hubbard was Senior Vice President and Chief Legal Officer of Fifth Third Bancorp from February 2010 to August 2015 and served in various other positions at Fifth Third beginning in 1992. Prior to joining Fifth Third, Mr. Hubbard was with the law firms Frost Brown Todd LLC and Kaye Scholer LLP. Mr. Hubbard received a B.A. from Colgate University and a J.D. from the University of Cincinnati College of Law.

Denise M. Menelly has served as Executive Vice President and Head of Technology and Operations since June 2016. With an extensive track record for transforming organizations, Ms. Menelly works with all of CIT’s stakeholders to leverage new and existing technologies to drive growth throughout the company, while also leading strategic vision for streamlined operations. Ms. Menelly is also responsible for overseeing CIT’s information security strategy. Previously, Ms. Menelly spent six years with Bank of America Merrill Lynch, most recently as Head of Enterprise Shared Services, where she managed and transformed functions shared by the bank’s corporate, commercial and consumer business lines. She joined Bank of America in 2010 as the chief operating officer for Corporate Banking and then became the global head of Commercial and Corporate Bank Operations, managing functions in more than 28 countries. Prior to joining Bank of America, Ms. Menelly served as the head of operations for RBS Citizens and vice chairman of Citizens Bank. In these roles her responsibilities included the U.S.-based banking operations for Consumer Banking, Commercial Banking and Global Transaction Services. From 1996 to 2008, Ms. Menelly worked at Citigroup, implementing technology and process changes while increasing her responsibilities in various Operations and Technology roles. These included Global Head of Securities & Fund Services (SFS) Operations and Client Delivery, Head of Operations for the Commercial Business Group, Head of CitiCapital Operations, Head of Global Transaction Services Client Delivery and Head of Domestic Cash Management Operations. Ms. Menelly began her career with Bankers Trust Company in 1983 and spent the next 13 years managing various operations and technology functions. Ms. Menelly holds a Bachelor of Science degree from Manhattan College.

Wahida Plummer has served as Executive Vice President and Chief Risk Officer since May 2018. She is responsible for all of CIT’s enterprise risk management and joined CIT in 2017 as Executive Vice President in charge of regulatory matters. Prior to that she served as the head of the risk program office for Wells Fargo’s Consumer Lending Group from September 2015 to October 2017. She began her career at Citigroup and held a number of risk positions in the Global Transaction Services and CitiCapital divisions. Then she joined RBS, Americas and served in several risk, credit and compliance roles. Ms. Plummer holds an MBA in Finance from The Wharton School and a Bachelor of Science degree from the University of Maryland.

Gina M. Proia has served as Executive Vice President and Chief Marketing and Communications Officer since December 2016. She is responsible for overseeing the company’s branding, marketing, advertising, communications and social responsibility strategies as well as ensuring they support CIT’s strategic priorities. She is also responsible for advancing strategies and programs to help promote a corporate culture that aligns employees with CIT’s business goals, facilitates sustained growth, and complies with regulatory requirements. Ms. Proia has extensive experience in designing communications strategies and building brand, reputation and culture during transformations and as part of strategic growth plans. She joined CIT following 10 years at Ally Financial, where she served in a number of roles, including as Chief Communications Officer. Prior to joining Ally, Ms. Proia held various

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Executive Officers

positions at General Motors in the areas of financial and corporate communications, marketing communications, and creating influencer programs. Ms. Proia was recognized on PR Week’s 40 Under 40 List and received the Aiming High Award from Legal Momentum, the Women’s Legal Defense and Education Fund, which recognizes the accomplishments of women in business.

Robert Rubino became President of CIT Bank, N.A. and Head of Commercial Banking in February 2019. He is responsible for the oversight, strategic direction and growth of the commercial banking divisions, including commercial financing, capital markets, leveraged finance, asset-backed lending, real estate financing, equipment financing, commercial services, railcar financing, treasury services, and interest rate and foreign exchange risk management capabilities. Prior to joining CIT, Mr. Rubino served as Co-President of Santander Bank, N.A. and Head of Commercial Banking from June 2017 until February 2019 where he transformed the business into a national commercial banking enterprise. He developed and executed a new commercial strategy that included launching specialty businesses, opening new offices, bringing new products and capabilities to market, while enhancing business processes and controls and strengthening client satisfaction. Prior to that, he served as the Executive Vice President of Commercial Banking at Citizens Financial Group. During his 10 years with the company from July 2007 until June 2017, he led Corporate Finance & Capital Markets and was instrumental in building the commercial bank. Prior to Citizens, Mr. Rubino served in a variety of executive roles at Bank of America. Mr. Rubino holds a MS in economics from the London School of Economics and a Bachelor of Science in economics from Providence College.

Steven Solk has served as President of Consumer Banking since November 2016. He is responsible for the Consumer Banking business. Mr. Solk also served as President of CIT Business Capital from December 2015 until January 2018. Previously, Mr. Solk was an Executive Vice President of Commercial Finance at RBS Citizens Bank and a member of Citizens’ Executive Leadership Group from April 2010 until September 2014. In this role, he was responsible for executing growth strategies for four commercial banking specialty businesses, which included Franchise Finance, Business Capital, Asset Finance and Commercial Real Estate. Prior to RBS, Mr. Solk served in several executive roles in the financial sector, including more than 20 years at Citigroup. At Citigroup, he managed multiple lending and leasing specialty businesses and attained leading market positions in core target markets. Mr. Solk began his career at Bank of America, where he underwrote and managed corporate relationships. Mr. Solk earned a Bachelor of Arts degree in Finance from Arizona State University.

Edward K. Sperling has served as Executive Vice President and Corporate Controller since November 2015. Prior to being named to this position, Mr. Sperling was Senior Vice President and Deputy Controller from 2011. Mr. Sperling has held numerous leadership roles at CIT in Corporate Accounting, Internal Audit, Credit, Financial Planning and Analysis, Investor Relations, Technology and Treasury since May 1986. Mr. Sperling holds a Bachelor of Science degree in Accounting from Rutgers University and an MBA in Finance from Seton Hall University.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires CIT’s directors, certain officers and persons who own more than 10% of a registered class of CIT’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Certain officers, directors and greater than 10% stockholders also are required by SEC rules to furnish CIT with copies of all Section 16(a) forms they file.

Due to administrative errors by CIT, Mr. Rubino filed one late Form 4 in 2019 regarding one transaction for the purchase of 2,420 shares of CIT common stock, and Mr. Fawcett filed one late Form 4 in 2020 regarding one transaction for the purchase of 4,000 shares of CIT common stock. Each transaction was reported immediately upon discovery of the error. Based solely upon a review of the copies of Forms 3, 4 and 5 and any amendments thereto furnished to CIT and written representations made to CIT, CIT believes that all other Section 16(a) filing requirements were timely met during 2019.

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Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The following table shows the name and address of each person or company that was known to CIT at the close of business on February 14, 2020 to beneficially own more than 5% of any class of voting stock.

Title of Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock

Common Stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	12,325,982	(1)	13.0%

Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	9,482,735	(2)	10.0%

Common Stock	First Pacific Advisors, LP 11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	8,562,042	(3)	9.0%

Common Stock	Capital World Investors 333 South Hope Street Los Angeles, CA 90071	7,530,095	(4)	7.9%

Common Stock	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	6,193,540	(5)	6.5%

(1)

This information was derived from the Schedule 13G/A filed on February 10, 2020 by BlackRock, Inc., which reports that BlackRock, Inc. has sole power to vote or direct the vote over 11,186,563 shares and sole power to dispose or direct the disposition of 12,325,982 shares.

(2)

This information was derived from the Schedule 13G/A filed on February 12, 2020 by The Vanguard Group, which reports that The Vanguard Group has sole power to vote or direct the vote over 51,083 shares, shared power to vote over 38,756 shares, sole power to dispose or direct the disposition of 9,405,905 shares and shared dispositive power over 76,830 shares.

(3)

This information was derived from the Schedule 13G/A filed on February 14, 2020 by First Pacific Advisors, LP, which reports that First Pacific Advisers, LP has shared voting power over 8,562,042 shares and shared dispositive power over 8,562,042 shares.

(4)

This information was derived from the Schedule 13G/A filed on February 14, 2020 by Capital World Investors, which reports that Capital World Investors has sole power to vote or direct the vote over 7,530,095 shares, and sole power to dispose or direct the disposition of 7,530,095.

(5)

This information was derived from the Schedule 13G/A filed on February 3, 2020 by Franklin Mutual Advisers, LLC, which reports that Franklin Mutual Advisers, LLC has sole power to vote or direct the vote over 6,193,540 shares, and sole power to dispose or direct the disposition of 6,193,540 shares.

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Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Directors and Executive Officers

The table below shows, as of March 25, 2020, the number of shares of CIT common stock owned by each director, by the 2019 named executive officers, and by the directors and executive officers as a group.

Name of Individual	Amount and Nature of Beneficial Ownership (CIT Common Stock and Exchangeable Shares) (5)(6)	Percentage of Class
Ellen R. Alemany (1)(4)	254,311	*
Michael L. Brosnan	15,926	*
Michael A. Carpenter	13,090	*
Dorene C. Dominguez	2,720	*
Alan L. Frank (1)	35,443	*
William M. Freeman	11,134	*
R. Brad Oates	17,664	*
Gerald Rosenfeld	24,649	*
John R. Ryan	11,712	*
Sheila A. Stamps	7,969	*
Khanh T. Tran	6,222	*
Laura S. Unger (2)	18,756	*
John J. Fawcett (4)	52,414	*
David Harnisch (3)(4)	0	*
Philip Robbins (3)(4)	0	*
Robert Rubino	30,147	*
All Directors and Executive Officers as a group (24 persons)	637,719	*	%

*	Represents less than 1% of our total outstanding Common Stock.

(1)	Includes shares of CIT common stock held in various trusts for which the director or officer has disclaimed beneficial ownership, in the following amounts: Ms. Alemany — 169,255 and Mr. Frank — 9,097.

(2)	Includes 10,000 shares of CIT common stock held indirectly by Ms. Unger’s spouse.

(3)

Messrs. Harnisch and Robbins joined the Company on September 23, 2019 and August 29, 2019, respectively, and were each designated by the Board of Directors as “executive officers” as that term is defined in applicable laws and regulations. Messrs. Harnisch and Robbins are 2019 named executive officers due to a one-time grant in 2019 of restricted stock units upon joining the Company. Although they continue to serve the Company in the same capacity, on December 10, 2019, the Board of Directors determined that the Messrs. Harnisch and Robbins and certain other senior executives will not be designated executive officers effective January 1, 2020. See “Executive Officers” above for additional information on the Board’s re-designation of certain senior executives

(4)

Excludes shares of CIT Series B preferred stock for which the holders do not have voting rights, except as described in the related Certificate of Designation, in the following amounts: Ms. Alemany – 30,000, Mr. Fawcett – 14,000, Mr. Harnisch – 4,600, Mr. Robbins – 4,000 and 2,800 by all other officers as a group.

(5)

Excludes RSUs issued under our equity compensation plans that will settle 100% in stock, for which the holders do not have voting rights, and for which ownership has not vested, in the following amounts: Ms. Alemany — 136,076, Mr. Carpenter — 1,893, Ms. Dominguez – 735, Mr. Rosenfeld — 1,893, Mr. Tran — 1,240, Ms. Unger – 1,893, Mr. Fawcett — 37,964, Mr. Harnisch – 44,138, Mr. Robbins – 25,045, Mr. Rubino – 64,686 and 109,282 to all other executive officers as a group.

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Security Ownership of Certain Beneficial Owners and Management

(6)

Excludes RSUs issued under our equity compensation plans, for which the holders do not have voting rights, for which ownership has not vested, and for which settlement shall be made 50% in cash and 50% in stock, in the following amounts: Mr. Brosnan — 4,517 (all of which Mr. Brosnan elected to settle 100% in stock), Mr. Carpenter — 9,823(all of which Mr. Carpenter elected to settle 100% in stock and to defer settlement until he is no longer a member of the Board), Ms. Dominguez — 4,299, Mr. Frank — 5,106 (all of which Mr. Frank elected to settle 100% in stock), Mr. Freeman — 7,760 (2,653 of which Mr. Freeman elected to settle 100% in stock and to defer settlement until he is no longer a member of the Board), Mr. Oates — 7,357 (4,995 of which Mr. Oates elected to settle 100% in stock and to defer settlement until he is no longer a member of the Board), Mr. Rosenfeld — 23,483(all of which Mr. Rosenfeld elected to settle 100% in stock and to defer settlement until he is no longer a member of the Board), Mr. Ryan — 14,168(8,375 of which Mr. Ryan elected to settle 100% in stock and to defer settlement until he is no longer a member of the Board), Ms. Stamps — 4,517 (2,450 of which Mr. Stamps elected to settle 100% in stock and to defer settlement until she is no longer a member of the Board), Mr. Tran – 3,446(1,192 of which Mr. Tran elected to settle 100% in stock) and Ms. Unger — 18,856 (16,790 of which Ms. Unger elected to settle 100% in stock and to defer settlement until she is no longer a member of the Board).

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Executive Compensation

Compensation Discussion and Analysis[1]

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for 2019; how our compensation decisions align with our 2019 financial and strategic achievements; and the changes we made as a result of stakeholder feedback and to further align compensation with our 2019 strategic objectives.

Executive Summary

CIT has a “pay-for-performance” philosophy that forms the foundation of decisions regarding incentive compensation of CIT’s employees, including its named executive officers. This compensation philosophy and the program structure approved by the Compensation Committee and described in this CD&A are central to CIT’s ability to attract, retain and motivate individuals who can achieve superior long-term financial results. During 2019, the Compensation Committee sought an appropriate balance to best serve the interests of our stockholders while continuing to attract and retain executives needed to achieve the Company’s strategic goals, along with appropriate decisions for our business. To further support those strategic goals, in 2019, the Company recruited top talent in Commercial Banking to unlock growth strategies.

The Company solicits feedback throughout the year from investors and other stakeholders regarding our compensation practices and our corporate governance practices more generally through individual meetings and other communications. The Compensation Committee also engages its independent compensation consultant, Pay Governance, to conduct a market best practices study on an annual basis, and to review specific feedback expressed by stockholders during our outreach efforts. As a result of the input we received during our stakeholder outreach and the findings from the market best practices survey, the Compensation Committee determined, among other actions, to:

•	Revise the compensation peer group to more appropriately reflect CIT’s asset size and business mix;

•	Improve the clarity of disclosure linking scorecard assessment for our named executive officers to CIT’s strategy; and

•	Maintain its 100% performance-based LTI awards for executive officers for 2020.

See page 44 under the heading, “Stakeholder Engagement” for more details on our active engagement with stockholders and decisions made by the Compensation Committee following multiple meetings with Pay Governance and management.

[1]

This CD&A contains non-GAAP financial measures, which are identified with an asterisk (*) in the first place in which they appear. For information about how these measures are calculated, see “Non-GAAP Financial Measures and Other Definitions” beginning on page 69.

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Executive Compensation

Executive Compensation Highlights

2019 Named Executive Officers

This CD&A describes the compensation of our 2019 named executive officers (our “NEOs”):

•  Ellen R. Alemany: Chairwoman and CEO of CIT Group

•  John J. Fawcett: Executive Vice President and Chief Financial Officer

•  Robert Rubino: President of CIT Bank, N.A. and Head of Commercial Banking

•  David M. Harnisch: President, Commercial Finance

•  Philip C. Robbins: President of Asset Management and Capital Markets

2019 Compensation Program Highlights

Our executive compensation programs are periodically adjusted and refined to reflect our business evolution. Our 2019 compensation programs were designed around our continuing vision of creating a leading national bank focused on lending and leasing to the middle market and small businesses.

•   Performance-Driven. Our CEO’s 2019 target total direct compensation comprises 87% performance-based incentives, including 64% in stock-based long-term incentives. Our level of performance-based (“at risk”) compensation is above the 75th percentile of the new peer group.

•   Short-Term Incentive (“STI”). For 2019 STI, we kept our rigorous scorecard approach from prior years, including the same quantitative and qualitative weightings for our CEO and other NEOs. The CEO and other NEOs had a minimum percentage (30% for the CEO and NEOs in corporate functions, and 15% for NEOs in business segments) of their 2019 STI tied to CIT’s overall adjusted return on tangible common stockholders’ equity (“ROTCE*”). For 2019, maximum STI for all of our NEOs remained limited to 150% of target.

•   Long-Term Incentive (“LTI”). For 2019, we continued to provide 100% performance-based LTI, awarded 50% in performance share units (“PSUs”) tied to three-year average adjusted ROTCE and subject to a relative total shareholder return (“TSR”) adjustment factor, and 50% in performance-based RSUs (“PBRSUs”) with a minimum Common Equity Tier 1 performance hurdle. Our use of TSR in the PSU design further underscores the alignment between our executive compensation program and our shareholders.

•   Clawback. We maintained our robust clawback provisions on all LTI awards and cash payments under our STI program.

•   Long-Term Focus. We maintained significant stock ownership and retention requirements for our CEO and other senior executives for the duration of employment, a strict anti-hedging policy and a shareholder friendly equity plan (minimum one-year vesting requirement, no single-trigger change of control provisions, no grants of stock options or stock appreciation rights below 100% of fair market value).

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Executive Compensation

2019 Company Performance and Strategic Highlights

2019 was a pivotal year for CIT, as we continued to deliver solid performance on our strategic plan while laying the foundation for future value creation through the accelerated completion of the Mutual of Omaha Bank (“MOB”) acquisition.

Executing on Our Strategies to Simplify, Strengthen and Grow CIT
Pillar	Strategies	2019 Accomplishments

• Deepen client relationships • Innovate with value

✓ Closed Mutual of Omaha Bank acquisition on January 1, 2020

✓ Added 34 middle market bankers

✓ Average core loan and lease growth* of 7% for full year 2019 from 2018

✓ Capital markets and derivative fees increased 20%

• Enhance funding and deposits • Optimize capital structure

✓ Issued $100 million in subordinated debt at 4.125% and $200 million in preferred stock at 5.625% to fund a portion of MOB transaction

✓ CIT Bank issued $550 million of 2.969% senior unsecured fixed-to-floating rate, first Secured Overnight Financing Rate (“SOFR”) based borrowing

✓ Deposits increased 12%; 84% of total funding at December 31, 2019

✓ Increased Direct Bank online customers by 45% in 2019

	• Maintain vigilance on expenses • Improve operating leverage	✓ Continued disciplined expense management ✓ Met 2020 full-year expense target one year early[2]
• Maintain credit discipline on structures while focusing on strong collateral • Maintain strong liquidity and capital risk management practices

✓ Maintained strong credit performance and disciplined underwriting standards

✓ Reduced criticized loans by 28%

✓ Credit reserves stable at 1.56% of the total portfolio and 1.89% of Commercial Banking portfolio

✓ Obtained an investment grade rating from Fitch

[2]	Excluding impact of lease accounting changes and integration costs associated with the MOB acquisition.

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Executive Compensation

Stakeholder Engagement

2019—2020 Stakeholder Engagement

In light of our 2019 Say-on-Pay vote results, during the past year, we enhanced our engagement efforts with our investors and other stakeholders, including proxy advisory firms, to gain their perspectives on our program and their input on areas for change. Our efforts were informed by and built on our engagement initiatives leading up to our 2020 annual meeting.

Senior Management participated in all of the engagement meetings

(Directors participated when requested)

Our 2019—2020 Stakeholder Engagement Program	Following is a summary of our 2019-2020 stakeholder engagement program.

2019-2020 Fall & Winter

Senior management — and when requested, directors — conducted calls with key stakeholders for input on executive compensation matters in light of 2019 Say-on-Pay results. Participants reported to the Compensation Committee and Board on input received, and the Committee implemented the steps described below under the heading, “How We Responded” for our 2019 and 2020 executive compensation program.

2020 Spring

Senior management — and directors, as appropriate — will hold additional conversations with our institutional investors in advance of the Annual Meeting to provide an opportunity for discussion of executive compensation, management and/or stockholder proposals, and other governance and annual meeting matters.

Summer & Fall 2020

The Compensation Committee and the Board will review with senior management the results of the Annual Meeting, including Say-on-Pay, conduct additional conversations with our stakeholders and incorporate the feedback received into our compensation design for 2021 (or, if appropriate and practicable, for 2020).

Although the focus of our engagement was executive compensation and related disclosure, we solicited and received input on a variety of other issues, including governance, strategy, performance and corporate social responsibility. Regularly during the year, the Compensation Committee and Board were kept informed of our stakeholders’ perspectives.

In addition to our increased stakeholder engagement in 2019, the Compensation Committee also continued its practice of engaging its independent compensation consultant, Pay Governance, to conduct a market best practices study on an annual basis.

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Executive Compensation

2019—2020 Stakeholder Engagement Feedback

As a result of the input we received during our stakeholder outreach and the findings from the market best practices survey conducted by Pay Governance, the Compensation Committee determined to revise the compensation peer group; improve clarity of disclosure linking scorecard assessment to CIT’s strategy and disclosure of measures used to determine qualitative scorecard assessments; address stakeholder concerns about one-time equity grants; and maintain its 100% performance-based LTI awards for executive officers for 2020.

What We Heard	How We Responded

Comfort with the general structure of our executive compensation program and annual target direct compensation level of our CEO

•  The Compensation Committee has determined to continue the general structure of our program except for the changes noted in this table.

•  2020 CEO target total direct compensation remains unchanged from 2019 at $7.875 million, with our level of performance-based (“at risk”) compensation above the 75th percentile of the new peer group.

•  The Compensation Committee also determined to retain the current structure of our CEO’s annual scorecard for 2020 to include the 70% quantitative metrics and 30% qualitative categories described below on page 59. The Committee continues to believe that this structure aligns with our strategic objectives to: (1) grow core businesses; (2) optimize the balance sheet; (3) enhance operational efficiency; and (4) maintain strong risk management.

CIT’s compensation peer group should more appropriately reflect CIT’s asset size and business mix

•  During 2019, our Compensation Committee undertook a review of our compensation peer group.

•  Our new peer group of 17 companies was determined using the following criteria: (1) U.S.-based companies with a “regional banks” classification under the Global Industry Classification Standard (GICS); (2) assets ranging generally from 0.5 times to 2.5 times CIT’s assets; and (3) significant commercial lending focus (including non-residential commercial real estate, multi-family residential, and construction and land development).

•  Our new peer group comprises the following regional banks:

Associated Banc-Corp	Fifth Third Bancorp	Signature Bank

BOK Financial Corporation	First Horizon National Corp	SVB Financial Group

Citizens Financial Group, Inc.	Huntington Bancshares Inc.	Synovus Financial Corp.

Comerica Incorporated	KeyCorp.	Wintrust Financial Corp.

Cullen/Frost Bankers, Inc.	People’s United Financial, Inc.	Zions Bancorp

East West Bancorp, Inc.	Regions Financial Corporation

•  Following the MOB acquisition, CIT’s total assets were approximately $60 billion, compared with the median asset size of $59 billion for the new peer group (based on total assets as reported by each company as of December 31, 2019).

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Executive Compensation

Meaningful one-time awards should be limited and, if used, should be supported by robust disclosure

•  The Compensation Committee does not intend to grant one-time awards to executives other than in extraordinary circumstances and will support any such awards with robust disclosure as to appropriateness and benefit to CIT.

•  Our proxy statements for both the 2018 and 2019 annual meetings included discussion of a one-time grant of PBRSUs (with three-year cliff vesting) to our CEO in recognition of her extraordinary efforts in 2017 to simplify the Company and reduce operating expenses, complete the sale of the Commercial Air business and return $3.4 billion in capital to shareholders.

Qualitative measures should be tied to strategy and subject to more transparent disclosure

•  Qualitative achievements on our executive scorecards are tied directly to our four publicly disclosed strategic pillars (grow core businesses, optimize balance sheet, enhance operational efficiency and maintain strong risk management).

•  We have enhanced our disclosure to include how each qualitative achievement supports a strategic pillar.

•  Qualitative achievements will also be rated and tied to compensation on the basis of a quantitative range, consistent with our treatment of quantitative goals. For 2019 and 2020, the qualitative range is from 0% to 150% of target based on achievement of one of six qualitative ratings ranging from “Did Not Meet” to “Significantly Exceeded.” Our NEO scorecard results described in this proxy statement clearly reflect each NEO’s achieved qualitative rating and the resulting percentage of target earned.

A few shareholders favored increasing the weighting of PSUs relative to PBRSUs in the long-term component

•  As part of the Committee’s independent compensation consultant’s annual benchmarking study, we compared our 50% weighting of PSUs and of PBRSUs to our peers and concluded that we: (1) continued to subject a relatively higher proportion of our long-term incentive compensation to performance risk; and (2) maintained a percentage of LTI to total direct compensation above the 75th percentile of the peer group.

•  We will continue to fully disclose threshold, target (aligned with our business and strategic plan) and maximum performance levels after the end of each relevant PSU performance period, together with the percentage ultimately earned. While a few investors and one of the proxy advisors requested that we consider upfront disclosure, we believe it could be competitively sensitive to provide information regarding our performance plans and expectations while a performance period is open.

•  We will continue to monitor peer group long-term incentive structure, and executive compensation structure generally, with the Committee’s independent compensation consultant on an annual basis to evaluate changes in market practice and opportunities to enhance our program.

Frequency of expected CEO compensation increases should be transparent

•  The Compensation Committee, with the help of its independent compensation consultant, evaluates executive compensation levels annually in light of peer practice, market and competitive factors and performance. We generally do not expect regular annual compensation increases for our CEO or other executive team members, unless the Compensation Committee determines that such increases are warranted in light of company or individual performance, in order to maintain market-competitive compensation or in order to attract or retain key talent. As in the past, our CEO’s compensation is determined by the independent members of the Board of Directors, based on a recommendation from the Compensation Committee (whose members are also all independent directors). As noted above, our CEO’s target total direct compensation for 2020 was unchanged from 2019.

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Executive Compensation

Philosophy and Objectives of Our Executive Compensation Program

Guiding Principles

Attract, retain and motivate high-quality executives and staff	• Target pay levels designed to be competitive with market practice. • Differentiation of compensation by individual, reflecting his or her role, experience, performance and expected contributions.

Pay for performance / Meritocracy

•   Our program includes short-term and long-term performance-based elements, encompassing both objective and subjective goals, and considers corporate, business segment, individual, and both absolute and relative performance.

•   Total direct compensation is expected to vary each year and over the long term to reflect our strategic objectives and performance.

Reinforce long-term view of CIT performance and value creation	• A significant portion of incentive compensation is stock-based and long-term in focus. • Robust equity holding requirements and prohibition on hedging.

Make compensation decisions in accordance with strong governance and risk management

•   Retain an independent compensation consultant to advise the Compensation Committee.

•   Maintain robust clawback provisions.

•   Chief Risk Officer (“CRO”) and Risk Management Group fully integrated in the overall program design and operation.

Sound Pay Practices

What We Do:	What We Don’t Do:

✓   Significant emphasis on performance-based compensation and deferrals, with majority of incentive compensation dependent on long-term performance (including relative TSR performance)

✓   Balanced portfolio of metrics that drive annual, long-term financial and strategic goals

✓   All LTI and STI subject to clawbacks that extend post-vesting

✓   LTI is 100% performance based, with 50% of LTI value in PSUs and 50% in PBRSUs

✓   Stock ownership and retention requirements that reinforce alignment between executives and shareholders

✓   Independent compensation consultant advising the Compensation Committee

×  No golden parachute tax gross-ups for our executives

×  No participation in executive pension arrangements for executives

×  No excessive perquisites

×  No repricing of underwater stock options, grants of discounted stock options or grants of stock options with reload provisions (no stock options granted since 2010 and no stock options remain outstanding)

×  No single-trigger change of control provisions in our equity- based awards

×  No hedging of CIT securities, including equity-based compensation awards, for all employees, including our NEOs

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Executive Compensation

2019 Program Detail

Our 2019 executive compensation program comprises three primary components:

Annual Base Salary	Short-Term Incentive (Cash)	Long-Term Incentive (Equity Awards)

•  Only element of target total compensation that is not “at risk”

•  Set within a competitive range of market to attract and retain top talent

•  Reflects responsibility, expertise and experience

•  Foundation from which incentives and other benefits are determined

•  Motivate and reward for achieving or exceeding annual financial, strategic, operational and other goals that ultimately support sustained long-term profitable growth and value creation

•  Each NEO has a target opportunity expressed as a percentage of base salary reflective of the NEO’s role (185% for the CEO and between 113% and 138% for the other NEOs)

•  Tied directly to performance in year for which reported and granted in first quarter following end of performance year

•  Motivate and reward for delivering long-term sustained performance aligned with shareholder interests

•  Awards are 100% performance based and comprised of 50% PSUs and 50% PBRSUs:

–  PSUs cliff vest at the end of 3 years and are based on three-year average adjusted ROTCE (with a three-year cumulative TSR adjustment factor relative to the component companies of the KBW Nasdaq Bank Index);

–  PBRSUs vest ratably over 3 years and include a performance vesting hurdle

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Executive Compensation

Annual Base Salary

About 13% to 30% of target total direct compensation ____________ Fixed ____________ Cash

Annual base salary amounts are intended to provide a level of predictable income that reflects each executive’s level of responsibility, expertise and experience.

As part of approving 2019 total direct compensation targets in February 2019, the Compensation Committee reviewed total compensation targets for our peer group in consultation with Pay Governance, as well as competitive market compensation surveys and other publicly available information. For our two NEOs who were also NEOs in our 2019 Proxy Statement, Ms. Alemany’s annual base salary ($1,000,000) and Mr. Fawcett’s annual base salary ($800,000) were unchanged from 2018. The 2019 annual base salary rates for our other three NEOs were established at their time of hire as follows: Mr. Rubino ($800,000), Mr. Harnisch ($650,000) and Mr. Robbins ($550,000).

2019 Salary Actions

NEO	2018 Annual Base Salary	2019 Annual Base Salary	% Change from 2018
Ellen R. Alemany	$1,000,000	$1,000,000	No change
John J. Fawcett	$800,000	$800,000	No change
Robert Rubino	n/a	$800,000	n/a
David M. Harnisch	n/a	$650,000	n/a
Philip C. Robbins	n/a	$550,000	n/a

Short-Term Incentive Awards

About 24% to 34% of target total direct compensation ____________ Performance-Based Cash ____________ Awarded after performance year in Q1 2020 _________ Subject to Recoupment

Short-term incentive awards are determined at year end based on annual performance and are generally paid in cash.

The 2019 STI pool for all executive officers was determined under the 2015 Executive Incentive Plan, with funding based on 2% of 2019 Adjusted Pre-Tax Income*. An NEO’s short-term incentive award can be earned between 0% and 150% of target based on a year-end assessment of performance against his or her annual scorecard.

A significant portion of the STI award quantitative component for each of our NEOs is based on achievement of adjusted ROTCE for the year, which coordinates with the three-year adjusted ROTCE performance goal for our PSUs (described below), as CIT seeks to drive adjusted ROTCE higher over both the shorter term and the longer term.

As part of approving 2019 total direct compensation targets during the first quarter of 2019, the Compensation Committee reviewed total compensation targets for the Company’s proxy peer group (for the CEO and CFO), as well as competitive market compensation surveys from McLagan and other publicly available information. In recognition of her performance during 2018, as well as upon a review of pay data for the proxy peer group and advice from Pay Governance, the Committee recommended to the Board of Directors — and the Board of Directors approved — an increase in Ms. Alemany’s 2019 performance-based (“at risk”) compensation —

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Executive Compensation

adjusting her short-term incentive compensation target to 185% of annual base salary and increasing her long-term incentive target to $5,000,000 (long-term incentives are described more fully below under the heading, “Long-Term Incentive Awards”).

Our clawback policy (designed to discourage inappropriate or excessive risk) applies to earned short-term incentive awards, as discussed in more detail under “Clawback Provisions” below.

Setting Target Short-Term Incentive Award Amounts

Our Compensation Committee establishes each of our NEOs’ STI target based on the executive’s level of responsibility within the organization and review of market-based compensation comparisons. The following table reflects 2019 STI target award amounts for each of our NEOs.

NEO	2018 Target STI Amount	2019 Target STI Amount	As % of Salary	% Change in 2019 Target STI Amount (from 2018)
Ellen R. Alemany	$1,750,000	$1,850,000	185%	+5.7%
John J. Fawcett	$1,000,000	$1,000,000	125%	No change
Robert Rubino	n/a	$1,100,000	138%	n/a
David M. Harnisch	n/a	$850,000	131%	n/a
Philip C. Robbins	n/a	$625,000	114%	n/a

How We Determine NEOs’ Short-Term Incentive Awards

Our NEOs (and other executive officers) have the opportunity to earn annual STI awards that reward achievement of quantitative company-wide performance goals (for all NEOs) and business unit performance goals (for NEOs other than our CEO and CFO) and reflect achievement of individual qualitative performance goals that are aligned with CIT’s overall business strategy.

The formula for calculating each NEO’s STI award payout consists of the product of the following elements:

•	Each NEO’s Target STI Award, which is set by the Compensation Committee as a specified dollar amount

•	The STI Achievement Percentage applicable to each NEO, which is calculated based on the sum of:

–

The NEO’s percentage achievement of the quantitative company-wide performance goals (for all NEOs) and business unit performance goals (for NEOs other than our CEO and CFO) times the weighting of the quantitative criteria and

–	The NEO’s percentage achievement of the qualitative goals times the weighting of the qualitative criteria.

Target STI Award Amount ($)	x	Achievement Percentage							=	STI Payout Amount ($) (rounded up or down to nearest $25,000)
		Quantitative Achievement			+	Qualitative Achievement
		Weighting	x	% Achieved		Weighting	x	% Achieved
		70% (60% for CFO)		0%-150%		30% (40% for CFO)		0%-150%

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Executive Compensation

2019 Short-Term Incentive Performance Determinations

Short-Term Incentive Annual Scorecard Goals & Determinations For 2019 NEOs

Capped at 150% of 2019 target for the CEO and other NEOs ____________ Quantitative goals weighted at least 70% for businesses (60% for corporate functions)

Our NEOs’ 2019 goals and objectives, along with associated weightings, were set at the beginning of the year and directly align with the Company’s business and strategic plan. After the end of the performance year (in February 2020), the Compensation Committee (and Pay Governance, its independent compensation consultant) reviewed Ms. Alemany’s performance and in turn discussed its assessment with the independent members of the Board of Directors.

For members of the Executive Management Committee (“EMC”), which includes our other NEOs, Ms. Alemany reviewed the performance of each EMC member, and her respective assessment of performance across each goal/objective category was reviewed and approved by the Compensation Committee. The CEO’s and Compensation Committee’s assessment of performance against those goals and objectives, as well as pay determinations, is provided below. Consistent with past practice, in exercising discretion to determine the actual amount of each NEO’s 2019 STI, the Compensation Committee rounded the amount of the calculated short-term incentive up or down to the nearest $25,000 (actual and rounded numbers are shown below).

In order to provide transparency to shareholders, the Compensation Committee continued to base a significant portion of the 2019 goals and objectives for each NEO on measurable, objective goals. Quantitative goals were assigned a weighting, with threshold (50%), target (100%) and maximum (150%) payouts, using interpolation for results in between. Qualitative goals were rated holistically on a scale from “Did Not Meet” to “Significantly Exceeded,” with each rating corresponding to an associated payout range from 0% of target for “Did Not Meet” to up to a maximum of 150% of target for “Significantly Exceeded,” as follows:

Qualitative Rating	Qualitative Achievement% Range
Significantly Exceeded	125% to 150%
Exceeded	110% to 125%
Met	90% to 110%
Mostly Met	75% to 90%
Partially Met	50% to 75%
Did Not Meet	0% to 50%

Ms. Alemany (Chairwoman and Chief Executive Officer)

Ms. Alemany’s 2019 short-term incentive target was $1,850,000. Scorecard results, which are presented below, reflect 78% weighted achievement for quantitative criteria, and a “Significantly Exceeded” rating (45%) for qualitative criteria. As a result, Ms. Alemany’s 2019 short-term incentive award was $2,275,000 ($2,277,397 as calculated, and before rounding) representing 123% of target, and her 2019 total direct compensation was $8,275,000, 105% of target.

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Executive Compensation

2019 CEO Performance Assessment & Compensation Scorecard

We kept our rigorous scorecard approach from prior years. Note that in the table below, percentages may not total due to rounding.

Goal & Weighting	Target	Full Year Actual	Better / (Worse) %	Weight	Rating Scale			Weighted % Achieved
					Multiplier
					Thresh.	Target	Max.
					0.5x	1.0x	1.5x
Quantitative Criteria				70%				78%
Asset Growth Core Avg. Loans & Leases* ($MM)	$34,700	$34,379	(0.9%)	20%	$31,000	$34,700	$36,500	19%
Operating Efficiency Net Efficiency Ratio* (%)	56.3%	56.0%	+0.6%	20%	60.0%	56.3%	54.0%	22%
Profitability / Return Adjusted ROTCE* (%)	9.6%	9.8%	+2.5%	30%	8.6%	9.6%	10.1%	37%
Qualitative Criteria				30%	Significantly Exceeded	45%
1. Strategic / Operational 2. Risk / Regulatory / Compliance 3. Culture / Talent Management
Total Short-Term Incentive % Achieved Total Short-Term Incentive Amount (rounded)							123% $2,275,000

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Executive Compensation

Ellen Alemany 2019 Qualitative Achievements
Strategic/Operational:
• Delivered on next phase of strategic plan through business growth, balance sheet optimization, expense reduction and management of risk
✓ Grew core average loans and leases in 2019 by 7% compared to 2018
✓ Increased Direct Bank online customers by 45% in 2019
✓ Met operating expense reduction target of at least $50 million a full year early
✓ Remained disciplined on credit and posted stable performance
✓ Increased tangible book value per share by 11% in 2019
• Accelerated CIT’s strategic plan and ability to improve long-term profitability through the acquisition of MOB
✓ Fundamentally improves CIT’s business model through the addition of a lower-cost, stable deposit channel and relationship commercial banking business with more direct customer relationships
✓ Adds scalable Homeowners Association (“HOA”) deposits through market-leading Community Association Banking business with approximately 1,250 direct clients and 4.5 million households
✓ Expands middle market banking capability with 34 middle market bankers and a suite of products and technology that complement CIT’s business
✓ Expected to enhance EPS accretion and improve return on tangible common equity

Risk/Regulatory/Compliance:

•   Maintained disciplined underwriting, strong credit reserves and stable credit performance while growing in a competitive market (including reduced criticized assets and proactively de-risking the mortgage portfolio)

• Maintained strong regulatory and compliance rigor
• Received OCC approval of the MOB transaction in 53 days

Culture/Talent Management:
• Added talent in Commercial Banking to unlock growth strategies
✓ Bob Rubino – Head of Commercial Banking and President of CIT Bank, N.A.
✓ David Harnisch – President of Commercial Finance
✓ Phil Robbins – President of Capital Markets & Asset Management
✓ Jim Gifas – Head of Treasury & Payment Services
• Continued to drive culture and reinforce core behaviors at all levels through Town Halls, written communications, regional site visits and leadership forums
• Recognized employees who are culture-carriers through Chairwoman’s Awards program to reinforce desired behaviors
• Launched an enterprise-wide Be You @CIT diversity & inclusion program and created an Executive Diversity Council to advance diversity and inclusion across CIT’s workplace, suppliers and communities
• Ranked as one of the Best Midsize Employers for 2019 by Forbes and Best Places to Work, Corporate Equality Index 2020 by the Human Rights Campaign Foundation

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Executive Compensation

Other 2019 Named Executive Officers

For our other NEOs, goals were grouped into a quantitative goal category (financial), weighted from 60% (corporate functions) to 70% (for business segments); and a qualitative goal category (strategic/operational, risk/regulatory/compliance, and talent management/culture), weighted 30% (business segments) to 40% (corporate functions). Within the quantitative criteria, the Company-wide goal (CIT adjusted ROTCE) represented 15% to 30% of the total STI payout (15% of the quantitative category for business segments and 30% for corporate functions); other financial goals were aligned directly with the businesses (Commercial Banking core average loan and leases, net efficiency ratio, net charge-offs as % of average earning assets) and corporate functions (operating expenses).

The table below summarizes the weighted payouts for each of these NEOs based on performance against their annual scorecard. Percentages may not total due to rounding.

Name	Weighting	Target STI	Weighted % Achieved	Calculated STI Value	Actual STI Value
Mr. Fawcett		$1,000,000	136%	$1,359,261	$1,350,000
A. Quantitative Criteria	60%	$600,000	80%	$799,261
B. Qualitative Criteria	40%	$400,000	56%	$560,000
Mr. Rubino		$1,100,000	100%	$1,105,205	$1,100,000
A. Quantitative Criteria	70%	$770,000	63%	$692,705
B. Qualitative Criteria	30%	$330,000	37%	$412,500
Mr. Harnisch		$850,000	99%	$841,272	$850,000
A. Quantitative Criteria	70%	$595,000	63%	$535,272
B. Qualitative Criteria	30%	$255,000	36%	$306,000
Mr. Robbins		$625,000	99%	$618,582	$625,000
A. Quantitative Criteria	70%	$437,500	63%	$393,582
B. Qualitative Criteria	30%	$187,500	36%	$225,000

In determining the quantitative and qualitative components of our NEOs’ STI awards, the Committee noted the following:

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Mr. Fawcett

•	Quantitative: Both Finance operating expenses and CIT Adjusted ROTCE were better than plan, resulting in a payout for this category of 80% (vs. 60% target).

•	Qualitative: Significantly Exceeded (56% vs 40% target)

John Fawcett 2019 Qualitative Achievements
Strategic/Operational:
✓ Met operating expense reduction target of at least $50 million a full year early;
✓ Drove accelerated completion of the MOB acquisition on January 1, 2020.
✓ Completed investment portfolio buildout and strategy;
✓ Simplified quarterly financial statements for investors;
✓ Successfully executed on finance transformation and continued to simplify financial processes;

Risk/Regulatory/Compliance:
✓ Continued strong partnership with regulators
✓ Supported CRA plan and met all regulatory commitments
✓ Continued to deliver efficiencies and enhance internal controls within Finance and across the firm;
✓ Supported timely development and implementation of key finance/technology initiatives
✓ Continued to invest in tools, hardware and software that advance financial risk management

Culture/Talent Management:
✓ Continued to simplify the Finance organization
✓ Developed a strong Finance leadership team and continued to foster a culture of respect and accountability

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Executive Compensation

Mr. Rubino

•

Quantitative: Commercial Banking core average loans and leases, net efficiency ratio and net charge-offs as % of average earning assets were below plan and CIT Adjusted ROTCE was better than plan, resulting in payout for this category of 63% (vs. 70% target).

•	Qualitative: Exceeded (37%, vs. 30% target)

Robert Rubino 2019 Qualitative Achievements
Strategic/Operational:
✓ Engaged in diligence, structuring, integration, communication and post-merger success of MOB
✓ Restructured Commercial Banking organization to drive collaboration, thought leadership and centralize common business operations and risks
✓ Elevated strategically important product groups by hiring key executives in Capital Markets, Global Markets & Asset Management, and Treasury Management
✓ Executed on 2019 cost efficiency plan
✓ Improved capital markets league table standings and doubled assets under management

Risk/Regulatory/Compliance:
✓ Reduced level of criticized assets through a combination of strategic asset management decisions, payoffs, loan sales, and other improvements
✓ Established working group to improve process for evaluating high risk C&I loans
✓ Substantially reduced operating losses year over year
✓ Achieved “Satisfactory” rating on all audits in 2019

Culture/Talent Management:
✓ Hired or promoted colleagues to lead new businesses, align required expertise and replace retiring executives
✓ Eliminated excess organizational layers to create opportunities for top talent advancement
✓ Drove collaborative culture through implementation of Commercial Banking relationship management reviews

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Executive Compensation

Mr. Harnisch

•

Quantitative: Commercial Banking core average loans and leases, net efficiency ratio and net charge-offs as % of average earning assets were below plan and CIT Adjusted ROTCE was better than plan, resulting in payout for this category of 63% (vs. 70% target).

•	Qualitative: Exceeded (36%, vs. 30% target)

David Harnisch 2019 Qualitative Achievements
Strategic/Operational:
✓ Successfully led Commercial Banking client workstream for MOB transaction

✓  Executed a full strategic review of all initiatives and priorities for Commercial Finance and Real Estate Finance to drive new client generation, more comprehensive client solutions across treasury, capital markets, and traditional banking services

✓ Implemented new target origination model to ensure optimization of resources and costs
✓ Executed customer segmentation plan / design in conjunction with MOB acquisition
✓ Installed new sales management rigor and routines across businesses to enhance customer relationship management and client opportunities.

Risk/Regulatory/Compliance:
✓ Satisfactory rating on all internal reviews and audits conducted in 2019
✓ Proactively launched reviews of client relationships for strategic alignment and signs of unforeseen potential risks
✓ Operated within Risk Appetite focusing on reduction in criticized assets, addressing audit findings and completion of all action plans

Culture/Talent Management:
✓ Realigned organization to emphasize deal team approach to serving clients and prospects
✓ Completed full talent review to identify opportunities to leverage and elevate high performers and establish coaching and development plans for emerging talent
✓ Drove client focus to ensure comprehensive customer solutions to leverage industry, product, geographic and structuring expertise
✓ Initiated review and enhancements to the credit training program

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Executive Compensation

Mr. Robbins

•

Quantitative: Commercial Banking core average loans and leases, net efficiency ratio and charge-offs as % of average earning assets were below plan and CIT Adjusted ROTCE was better than plan, resulting in payout for this category of 63% (vs. 70% target).

•	Qualitative: Exceeded (36%, vs. 30% target)

Philip Robbins 2019 Qualitative Achievements
Strategic/Operational:
✓ Implemented plan to drive growth strategy
✓ Assessed business strategy and developed strategic plan to deliver on 2020 budget key initiatives
✓ Developed process to report, monitor and assess progress on underwritten deals, structuring/pricing strategy and over hold asset sell-down
✓ Created plan for new business initiatives

Risk/Regulatory/Compliance:
✓ Ensured that safety and soundness standards were maintained throughout Capital Markets and Asset Management activities
✓ Operated within Risk Appetite framework with no material losses
✓ Partnered with Risk Management team to ensure alignment of risk and the business
✓ Implemented and oversaw broker dealer activities, including all joint venture activities

Culture/Talent Management:
✓ Worked with Human Resources to identify high potential employees, build career pathing and institutionalize recruiting process and credit training
✓ Recruited top talent to the bank
✓ Instilled an environment of teamwork, collegiality and accountability with clear leadership communication and involvement
✓ Ensured meritocracy by implementing quantitative and qualitative goals and establishing clear rewards structure and plan for each division

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2019 Sign-On Awards

In addition to the 2019 STI awards described above, Messrs. Rubino, Harnisch and Robbins, who were hired to further CIT’s goal to become a leading national bank focused on lending and leasing to middle market and small businesses, were each granted sign-on cash awards (“Sign-On Awards”) in connection with the commencement of their employment with CIT. The Sign-On Awards were intended to compensate the newly-hired NEOs for incentive compensation forfeited or repaid upon termination of employment with their previous employers. The Sign-On Awards were paid to these newly-hired NEOs upon commencement of their employment with CIT but are subject to clawback over a three-year period in the event the executive’s employment is terminated by CIT for “cause” or by the executive other than for “good reason” (in the case of Mr. Rubino) or for any reason (in the case of Messrs. Harnisch and Robbins). The value of the Sign-On Awards was as follows: Mr. Rubino ($2,800,000), Mr. Harnisch ($1,215,000) and Mr. Robbins ($750,000). The Compensation Committee did not consider these one-time awards as part of the NEOs’ total direct compensation for 2019.

2020 CEO Annual Scorecard and Program Highlights

2020 CEO Short-Term Incentive Scorecard

For 2020, we have retained the annual scorecard (including the same quantitative/qualitative weightings for the CEO), while continuing to ensure that goals are aligned with our strategic objectives and priorities. We will continue to focus on asset growth, operating efficiency and shareholder return, with our quantitative goals reflecting key performance metrics and guidance to investors. Qualitative categories continue to reflect ongoing priorities for the Company and Board of Directors. Our CEO’s 2020 short-term incentive goal categories and weightings are shown below:

Goal	Weighting
Quantitative	70%
Core Average Loans and Leases	20%
Net Efficiency Ratio	20%
Adjusted ROTCE	30%
Qualitative	30%
Strategic / Operational Risk / Regulatory / Compliance Culture / Talent Management

Given the importance to our business strategy to drive ROTCE performance in both the short and longer term, the Compensation Committee and the Board of Directors determined that it was appropriate to continue to use one-year adjusted ROTCE as a metric in the short-term incentive scorecard for the executive officers, as well as three-year average adjusted ROTCE in the long-term incentive award design, as measured against pre-established adjusted ROTCE goals for each relevant period. No investors raised this as an issue during our stakeholder outreach, including in instances when we addressed the topic directly with them.

2020 Target Total Direct Compensation for the CEO and Other NEOs

As part of approving 2020 total direct compensation targets during the first quarter of 2020, the Compensation Committee reviewed total compensation targets for the Company’s proxy peer group (for the CEO and CFO), as well as competitive market compensation surveys from McLagan and other publicly available information. With input from their independent compensation consultant, Pay Governance, the Compensation Committee determined that 2020 target total direct compensation would remain unchanged for the CEO and other NEOs.

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Executive Compensation

Long-Term Incentive Awards

About 37% to 64%

of target total direct

compensation

____________

Performance-Based

____________

PSUs earned based on ROTCE and

TSR performance

for 2019-2021 performance period

____________

PBRSUs earned

over 3 years

____________

Subject to forfeiture and/or recoupment

2019 LTI awards were granted 50% in PSUs based on achievement of three-year average adjusted ROTCE (with a three-year cumulative TSR adjustment factor) and 50% in PBRSUs with a performance vesting hurdle (minimum Common Equity Tier 1 for well-capitalized banks).

PSUs link executive compensation with the Company’s financial performance over a three-year period while maintaining a significant portion of total compensation in equity-based awards.

•   Given the importance to our business strategy to drive ROTCE performance in both the short and medium term, the Compensation Committee and the Board of Directors determined that it was appropriate to continue to use three-year average adjusted ROTCE as a metric in the long-term incentive design, as well as one-year adjusted ROTCE in the short-term incentive scorecard for the executive officers. No investors raised this as an issue during our stakeholder outreach, including in instances when we addressed the topic directly with them.

•   Under the TSR adjustment factor, earnout may be increased or decreased by up to 20% depending on the Company’s three-year cumulative TSR results relative to the component companies of the KBW Nasdaq Bank Index (to which CIT was added during 2019) for the performance period (with no increase permitted if the Company’s TSR for the performance period is negative).

•   PSUs also complement our other compensation elements by incentivizing our NEOs to focus on improved profitability over the three-year period, with clawbacks designed to discourage inappropriate or excessive risk. Both our Chief Risk Officer (“CRO”) and Pay Governance provided direct input into the design of our PSUs.

PBRSUs and PSUs are discussed in more detail under “Grant of 2019 LTI Awards” below.

Grant of 2019 LTI Awards

For 2019, the Compensation Committee granted LTI awards to our NEOs for the three-year 2019-2021 performance period with the grant date target values as shown in the table below. Note that Ms. Alemany’s LTI target was increased from $4,750,000 to $5,000,000 for 2019.

NEO	2018 Target LTI Amount	2019 Target LTI Amount	% Change from 2018
Ellen R. Alemany	$4,750,000	$5,000,000	+5.3%
John J. Fawcett	$1,600,000	$1,600,000	No change
Robert Rubino	n/a	$1,900,000	n/a
David M. Harnisch	n/a	$1,000,000	n/a
Philip C. Robbins	n/a	$675,000	n/a

2019 LTI awards were granted 50% in PSUs and 50% in PBRSUs. 2019 PSUs become payable only if CIT achieves the applicable performance targets for the 2019-2021 performance period. The performance targets were established in alignment with our business and strategic plan at the start of the performance period. PSU share payouts may increase or decrease from the target grant, with the actual number of shares payable ranging from 0% to a maximum of 150% of target (including the TSR adjustment factor). The number of PSUs that ultimately may vest is based on three-year average adjusted ROTCE and the TSR adjustment factor, subject to

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three-year cliff vesting. The performance measure has a minimum threshold level of performance that must be achieved to trigger any payout; if the threshold level of performance is not achieved, then no portion of the PSUs will be payable.

For PSUs, we disclose the threshold, target (which aligns with our business and strategic plan) and maximum performance levels after the end of the relevant performance period, together with the percentage ultimately earned. While a few investors requested that we consider upfront disclosure, we believe disclosing the performance levels while a performance period is open would provide information regarding our performance plans and expectations that could be competitively sensitive. We remain committed to full disclosure at the end of the relevant performance period.

The 2019 PBRSUs are scheduled to vest one-third per year over three years subject to a performance vesting hurdle: if CIT does not meet the minimum Common Equity Tier 1 required for well-capitalized banks as established by the Federal Reserve for the prior year, the Compensation Committee will determine whether a portion, if any, of the PBRSUs will vest.

All or a portion of the PSUs and PBRSUs may be canceled during the performance period, and vested PSUs and PBRSUs may be recovered for a two-year period (PSUs) or one-year period (PBRSUs) following the end of the applicable performance period.

2019 Make-Whole RSU Awards

In addition to the 2019 LTI awards described above, Messrs. Rubino, Harnisch and Robbins were each granted one-time RSU awards (“Make-Whole RSUs”) in connection with their commencement of employment with CIT. The Make-Whole RSUs were intended to compensate the newly-hired NEOs for incentive compensation forfeited or repaid upon termination of employment with their previous employers. The Make-Whole RSUs vest ratably in annual installments over the three-year period following grant. Mr. Rubino’s Make-Whole RSUs will continue to vest in the event his employment is terminated by CIT without “cause” or if he terminates his employment for “good reason” (as defined in the award agreement). The Make-Whole RSUs granted to each of Messrs. Harnisch and Robbins are also subject to a performance vesting hurdle (minimum Common Equity Tier 1 for well-capitalized banks), as well as subject to forfeiture, to the extent not vested, upon any termination of employment with CIT. The grant date fair value of the Make-Whole RSUs were as follows: Mr. Rubino ($2,500,000), Mr. Harnisch ($1,000,000) and Mr. Robbins ($425,000). The Compensation Committee did not consider these one-time awards as part of the NEOs’ total direct compensation for 2019.

2017 LTI Performance

In 2017, the Compensation Committee granted PSUs, representing 50% of total 2017 LTI, to executives, which vest based on achievement of average adjusted ROTCE, subject to upward or downward adjustment by up to 20% based on the Company’s three-year cumulative TSR performance relative to the component companies of the KBW Nasdaq Bank index (with no increase permitted if the Company’s TSR for the performance period is negative), for the three-year performance period from January 1, 2017 to December 31, 2019 (“2017 PSUs”).

The 2017 PSUs were payable from 0% to a maximum of 150% of target based on average adjusted ROTCE over the three-year performance period, as shown below. If the minimum threshold level average adjusted ROTCE had not been met, no 2017 PSUs would have been earned by their terms. In addition, earn-out of the 2017 PSUs was subject to an upward or downward adjustment by up to 20% based on the Company’s three-year relative cumulative TSR results.

Our 2017 PSUs vested at the end of 2019. For the three-year performance period, the Committee established a target ROTCE of 9.0%, a threshold of 6.0% and a maximum of 12.0%. The three-year average adjusted ROTCE for the 2017 PSUs was determined to be 8.51%, which would have resulted in payout at approximately 95%

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before application of the TSR adjustment factor. Prior to the fourth quarter of 2019, the Company’s relative TSR performance would have generated a higher PSU payout through application of the TSR adjustment factor. Given the Company’s relative TSR performance in the fourth quarter of 2019, however, cumulative TSR through December 31, 2019 was 12.5%, which was in the 26th percentile relative to the index. In line with our pay-for-performance compensation principle, the TSR adjustment factor resulted in a 19% downward adjustment, resulting in a payout of shares at 77% of target. Additional detail is provided in the 2019 Option Exercises and Stock Vested table that appears later in this proxy statement, following the CD&A.

2019 NEO Annual Total Direct Compensation

The following table is presented to show how the Compensation Committee viewed annual total direct compensation (“TDC”) for our NEOs for their 2019 performance. TDC includes 2019 annual base salary as well as actual STI and the fair value of LTI awards (at target) for 2019 performance, which were granted in February 2020 and 2019, respectively. This table differs substantially from the Summary Compensation Table on page 72 and is not a substitute for that table. The Summary Compensation Table provides compensation information as required by SEC regulations, and therefore reflects 2019 paid salaries and also includes the one-time Sign-On Awards and Make-Whole RSUs awarded to Messrs. Rubino, Harnisch and Robbins in connection with the commencement of their employment with CIT, which the Compensation Committee does not view as part of 2019 annual total direct compensation.

		Incentive Compensation

Name	Annual Base Salary ($)	STI ($)	LTI ($) at Target	2019 Annual TDC ($)

Ellen R. Alemany	$1,000,000	$2,275,000	$5,000,000	$8,275,000

John Fawcett	$800,000	$1,350,000	$1,600,000	$3,750,000

Robert Rubino	$800,000	$1,100,000	$1,900,000	$3,800,000

David M. Harnisch	$650,000	$850,000	$1,000,000	$2,500,000

Philip C. Robbins	$550,000	$625,000	$675,000	$1,850,000

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Compensation Decision Making Process

Role of the Compensation Committee

The Compensation Committee is composed entirely of independent directors, as determined under the criteria established by NYSE and CIT Corporate Governance Guidelines. The Compensation Committee oversees compensation and benefits policies for our executive officers and other employees, the performance and compensation of CIT’s executive officers, and succession planning. It also evaluates and reviews updates from management in the area of CIT’s human capital. A key function of Compensation Committee oversight is to ensure, together with the Risk Management Committee, that such programs appropriately balance risk and financial results and do not encourage imprudent or excessive risk taking. The responsibilities of the Compensation Committee are outlined in its charter, which can be found on CIT’s website at:    https://cit.com/about/us/governance/board-of-directors.

Compensation recommendations for our NEOs, other than for the CEO, are made by our CEO to the Compensation Committee. These recommendations reflect her assessment of each executive based on business or functional results, as well as the achievement of strategic corporate priorities, overall company results and individual performance. The role of management in supporting the CEO in making such recommendations is more fully described below under “Role of Senior Management.” The Compensation Committee reviews our CEO’s recommendations, assesses the recommendations for reasonableness, and approves all compensation for our executive officers in its sole discretion.

The Compensation Committee separately considers the performance of our CEO, and following a review and discussion, submits a compensation recommendation to the independent members of the full Board for their review and approval.

Role of Independent Compensation Consultant

The Compensation Committee engages Pay Governance, a compensation consulting firm, to advise it on all matters relating to our executive officers’ compensation and benefits, including the determination of annual NEO compensation described above. The Compensation Committee has determined that Pay Governance is independent, after an assessment of its provision of services, fees, conflict of interest policies, relationship with Compensation Committee members, company stock ownership and relationship with executive officers in accordance with SEC rules and NYSE guidelines. The Compensation Committee directly retains Pay Governance independently from CIT management, and CIT does not utilize Pay Governance or any of its affiliates for any other purpose. No specific instructions or directions were provided to Pay Governance by CIT regarding the performance of their duties. Representatives from Pay Governance attend the Compensation Committee meetings regularly and conduct studies of compensation issues related to the design of our executive officer compensation programs at the request of the Compensation Committee. Pay Governance and the Compensation Committee rely on data from multiple sources to provide a frame of reference for compensation decisions, such as multiple third-party competitive market surveys (such as McLagan, Mercer and other firms as necessary); publicly available information (peer group proxy statements); and historical compensation data for executive officers.

The Compensation Committee has authorized Pay Governance to interact with CIT’s management to obtain or confirm information, as needed, on behalf of the Compensation Committee.

Role of Senior Management

The funding of the 2019 annual short-term incentive pool and assessment of our NEOs’ performance were determined as described above. Annual short-term incentives for other employees were recommended based on management’s assessment of performance against pre-established 2019 goals and objectives, an overall risk assessment, as well as market competitiveness. Company-wide incentive funding and final pool allocations were

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reviewed by the CRO and approved by the Compensation Committee. Members of the EMC, as well as other senior managers, are responsible for making incentive recommendations for eligible employees. The annual recommendation process is coordinated by Corporate Human Resources personnel.

Role of Risk Management

Our CRO and other senior members of the Risk Management Group are fully integrated in the overall design and operation of the Company’s incentive compensation arrangements. In addition, Risk Management partners with Human Resources to coordinate regular joint interaction with the Compensation Committee and the Risk Management Committee to support strong governance and oversight regarding issues related to risk balancing within our incentive compensation practices. Risk Management and Human Resources work closely to maintain and evolve our approach to balancing risk and incentives. Our key areas of focus include:

•

Executive Management Goals — reviewing incentive compensation design and identifying specific risk goals for our senior executives, including our NEOs, and “covered employees” (as defined below under “Identification of Covered Employees”);

•

Overall Short-Term Incentive Funding — identifying credit/risk metrics and other qualitative risk factors to be evaluated with financial performance, and to be used to determine overall incentive pool funding and allocation to businesses;

•

Executive Management Compensation — developing and enhancing the design of our equity awards, including appropriate revisions to performance measures, clawback triggers, leverage and vesting provisions;

•

Compensation Policies and Procedures — developing compensation policies and procedures supporting our business objectives that are consistent with our risk appetite and framework, and regulatory requirements;

•

Covered Employees — developing and maintaining a framework for identifying individual and groups of “covered employees” who may expose the Company to material risks, and foster strong awareness of risk balancing for incentive compensation arrangements; and

•	Annual Assessment — reviewing and proactively identifying and/or assessing risks associated with the Company’s incentive compensation arrangements.

Since 2009, CIT has conducted an annual assessment of the risks associated with our incentive compensation arrangements. In 2014, we established a governing body within CIT management to oversee incentive compensation monitoring and validation (the Incentive Compensation Review Working Group), and we also considered risk balancing when developing our 2019 compensation structure. During 2019, Risk Management, together with other control functions and Internal Audit, evaluated each business segment and corporate function on a three-point scale across 13 risk categories: Credit, PLM, Credit Review, Operational, Third Party, Information Technology, Model Risk, Compliance, Regulatory, Insurance, Audit, Market/Liquidity and Sarbanes-Oxley (new for 2019). Based on this assessment, as well as ongoing coordination with Human Resources in monitoring risk balancing activities, our CRO determined that none of CIT’s incentive compensation arrangements encourage imprudent or excessive risk and presented her findings at a joint meeting of the Compensation and Risk Management Committees, prior to the finalization of the annual short-term incentive pools. Prior to finalizing incentive recommendations, risks were assessed to determine if any employees: (1) failed to show due regard for the risk inherent in their business activity; (2) failed to balance risk with financial results; or (3) exposed the firm to imprudent risks.

Senior Management, the Compensation Committee and the Risk Management Committee have reviewed CIT’s incentive compensation policies and arrangements for significant risks as they apply to all employees across our business segments to determine whether they encourage imprudent or excessive risk-taking that may expose CIT to material business risks. In addition to reviewing the annual short-term incentive structure funding and process, they reviewed our long-term incentive structure (including CIT’s equity-based award design) and business unit sales incentive plans. Based on a discussion of the review, the Compensation and Risk Management Committees concluded that CIT’s compensation plans for employees do not encourage risk-taking that is reasonably likely to have a material adverse effect on CIT.

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2019 Peer Companies and Benchmarking

The Compensation Committee regularly reviews peer and industry information in regard to level and structure of compensation as a competitive frame of reference and uses this information and analysis for setting pay opportunities and making pay decisions, such as changes to annual base salaries, and annual short-term and long-term incentive awards. A key source of information is a peer group of institutions similar to CIT.

New Peer Group

In light of our transition to becoming a leading national bank focused on lending and leasing to the middle market and small businesses and in response to the input we received during our stakeholder outreach and the findings from the market best practices survey conducted by Pay Governance, the Compensation Committee decided to revise its compensation peer group during 2019. In determining the make-up of our new peer group, the Compensation Committee focused primarily on: (1) U.S.-based companies with the same “regional banks” classification as CIT under the Global Industry Classification Standard (GICS); (2) assets generally ranging from 0.5 times to 2.5 times CIT’s assets; and (3) banks with a significant commercial lending focus (including non-residential, commercial real estate, multi-family residential, and construction and land development). As a result, the Compensation Committee added five companies with a median asset size of $41.2 billion and removed four companies with a median asset size of $118.1 billion. The table below lists the peer companies approved by the Compensation Committee for 2019:

Peer Companies Approved by the Compensation Committee for 2019

Peer Median Asset Size: $59 billion

Based on Total Assets as reported by each company as of December 31, 2019.

CIT ranked at approximately the median for asset size among peers

(including MOB assets)

The Compensation Committee believes that the new peer group more appropriately reflects CIT’s asset size and business mix.

The Compensation Committee also uses multiple third-party competitive market surveys provided by compensation consulting firms such as McLagan, Mercer and other firms as necessary (which we refer to as “market data”).

While the Compensation Committee considers peer and market data, it does not target a specific market position when determining executive compensation levels. In addition to referencing market data, as described above, the Compensation Committee considered current year performance and overall incentive pool funding, prior year compensation history and compensation levels of other Company executives to provide context for 2019 and 2020 compensation recommendations.

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Executive Compensation

Use of Discretion

Our compensation philosophy incorporates a strong link between incentive pay and a combination of short-term and long-term Company, business and individual performance. We believe that discretion is a vital part of our compensation decision processes, as it allows the Compensation Committee to better link executive pay to actual performance. Discretion, both positive and negative, allows directors to make appropriate pay decisions based on their informed business judgment, particularly in circumstances where there may be other relevant performance factors or unforeseen circumstances that should be considered beyond the actual performance metrics. Consequently, discretion plays a significant role in many aspects of our incentive compensation arrangements, including pool funding and pool allocations. However, the use of discretion is not arbitrary, and generally must be supported by a clear link to performance and risk management. We maintain a Use of Discretion policy that covers the requirements governing the consistent use of discretion for incentive compensation, and related procedures applicable to all employees.

Identification of Covered Employees

We are subject to regulatory guidance and rules that focus on both the design and transparency of incentive compensation arrangements. It is important that incentive compensation be risk-sensitive and not encourage imprudent or excessive risk-taking. The primary objectives of CIT’s Covered Employee Identification Framework (the “Framework”) are to provide a systematic methodology to identify: (1) risks inherent in job families and sub-families; (2) individual employees or groups of employees who have the potential to expose the firm to a material amount of risk (collectively, “covered employees”); and (3) duration of risks. The Framework is based on an assessment of six categories of inherent risk (market risk; liquidity risk; credit risk; operational risk; legal/compliance risk; and reputational risk). These risks which align to the regulatory guidance on sound incentive compensation policies and appropriately categorize risks for the Company.

Timing of Grants of Equity Awards

Since 2006, CIT has maintained a written Equity Compensation Award Policy that governs the timing for granting all equity-based awards which may be approved at any meeting of the Compensation Committee or the Board. Grants approved at any meeting of the Compensation Committee or the Board that coincides with a quarterly earnings release will be granted effective as of the close of trading on the NYSE on the second trading day after CIT publicly announces such earnings.

Equity-based awards may also be granted in connection with the hiring of an employee. Such grants are generally made on the first day of employment, provided such date does not occur during a securities trading black-out period—in which case, the grant will be made on the day on which the applicable black-out period expires.

Other Pay Practices

Clawback Provisions

CIT has had cancellation / recoupment provisions on equity-based awards in place since 2010.

•

PBRSUs — Both unvested PBRSUs and PBRSUs that have vested within the prior 12 months are subject to forfeiture/recoupment in the event of: (1) a material restatement of all or any portion of the Company’s financial statements; (2) materially inaccurate financial information or other performance metrics; (3) the executive’s failure to comply with the Company’s risk policies or standards or if the executive improperly or negligently fails to properly identify, raise or assess, in a timely manner, risks and/or concerns with respect to monetary, reputational or other risks material to the Company or its business activities; (4) the executive’s detrimental conduct or violation of Company policies; and/or (5) the executive’s breach of any agreements or provisions in any Company plan, policy or arrangement, including without limitation, any provision relating to non-competition, non-solicitation, non-inducement, confidential information, inventions, developments, proprietary property or notice period. Unvested PBRSUs are also subject to forfeiture if the executive retires from CIT to work for a competitor.

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•

PSUs — Unvested PSUs and PSUs that have vested but have not yet been delivered are subject to forfeiture, as applicable, for each of the same (1) – (5) events applicable to PBRSUs listed above. Unvested PSUs are also subject to forfeiture if the grantee retires from CIT to work for a competitor. Additionally, vested PSU awards may be recovered for two years following the end of the three-year performance period in the event of the following: (1) the same five events applicable to PBRSUs listed above; and/or (2) a consolidated, pre-tax GAAP loss occurs for either of the two years following the end of the performance period as a result of credit losses incurred with respect to loan and lease transactions originated and booked during the performance period. Pre-tax GAAP loss is defined under “Non-GAAP Financial Measures and Other Definitions” below.

Cancellation / recoupment provisions apply to our cash STI awards consistent with the provisions applicable to PBRSUs apply equally to our cash STI awards.

•

Cash STI Awards — Cash STI paid within the prior 12 months is subject to recoupment in the event of: (1) a material restatement of all or any portion of the Company’s financial statements; (2) materially inaccurate financial information or other performance metrics; (3) the executive fails to comply with the Company’s risk policies or standards or if the executive improperly or negligently fails to properly identify, raise or assess, in a timely manner, risks and/or concerns with respect to monetary, reputational or other risks material to the Company or its business activities; (4) the executive’s detrimental conduct or violation of Company policies; and/or (5) the executive’s breach of any agreements or provisions in any Company plan, policy or arrangement, including without limitation, any provision relating to non-competition, non-solicitation, non-inducement, confidential information, inventions, developments, proprietary property or notice period.

In each case, any determination in respect of the cancellation or recoupment of incentives will be made in the sole discretion of the Compensation Committee or its designee based on the underlying facts and circumstances.

Equity Ownership and Retention

Our Executive Equity Ownership and Retention Policy requires executives to own a minimum level of CIT stock equal to a specific multiple of base salary (i.e., 6 times for the CEO; 3 times for other NEOs; and 1 time for other executives). Executives are also required to retain 50% of the shares received on vesting or exercise of CIT equity-based awards for the duration of their employment with CIT, after any shares withheld to cover income tax withholding obligations. The value of stock owned is calculated using the greater of: (1) the closing price of CIT common stock; or, (2) a calculated per-share value based on the three-year average closing price of CIT common stock on any given measurement date.

The policy applies to a broad group of senior executives, including all of our executive officers. Executives have five years to meet the minimum ownership requirement. Each of our NEOs meets the requirements of this policy as of February 20, 2020 (the grant date of the 2020 LTI awards).

Severance and Change of Control Arrangements

Agreement with Ms. Alemany.  Effective October 26, 2015, the Company entered into a letter agreement with Ms. Alemany which provides for severance in the event the Company terminates her employment without “cause” or she terminates her employment for “Good Reason” (in each case, as defined in the letter agreement) in the amount of one times her base salary, plus a pro-rata severance bonus for the year of termination (based on her short-term and long-term incentive targets — the latter to the extent the long-term incentive award for the year has not been awarded at the time of termination). If Ms. Alemany’s severance under the Company’s broad-based employee severance plan as amended and described below were greater than the severance benefit under her letter agreement, Ms. Alemany would receive the severance plan benefit. The principal provisions of Ms. Alemany’s letter agreement are described under “Narrative Information Relating to Potential Payments upon Termination or Change of Control.”

Broad-Based Employee Severance Plan.  In the event of a qualifying termination of employment, our NEOs, other than Ms. Alemany, pursuant to her letter agreement described above, are eligible to receive severance

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under the CIT Employee Severance Plan. The CIT Employee Severance Plan was adopted in 2013 to better align CIT with market practice, ensure continuity of management during mergers and acquisitions, and attract and retain highly valued employees. All of our U.S. employees participate in the severance plan. Under the severance plan, during 2019, members of our EMC, which includes the NEOs, were generally eligible to receive a cash severance amount equal to 52 weeks of base salary, a prorated severance bonus, a payment equal to the employer portion of the cost of health insurance premiums, as applicable, under Company-sponsored health coverage plans for 52 weeks, which amount will be increased to cover applicable taxes, and certain outplacement services. Under the severance plan, members of our EMC are generally eligible to receive, at the Company’s discretion, up to 12 weeks of base salary in lieu of written notice of termination from CIT. In the event of a qualifying Change of Control Termination (as defined in the severance plan), members of our EMC are generally eligible to receive a cash severance amount equal to two times (three times for our CEO) the sum of annual base salary plus the average two of the three highest short-term incentives for the three preceding calendar years, a prorated severance bonus, a payment equal to the employer portion of the cost of health insurance premiums, as applicable, under Company-sponsored health coverage plans for 24 months, which amount will be increased to cover applicable taxes, and certain outplacement services. For more detail about the CIT Employee Severance Plan, see “Narrative Information Relating to Potential Payments upon Termination or Change of Control” below.

Other Benefits

Our benefits programs are comparable to the programs provided generally by companies in our peer group and in the financial services industry. Executives participate on the same basis as other employees in CIT’s benefits plans, including retirement arrangements, healthcare coverage, life and accident insurance and disability coverage. None of our 2019 NEOs are eligible to participate in the CIT Retirement Plan or the Supplemental Retirement Plan (which were frozen as of December 31, 2012), and none of our 2019 NEOs participate in the Executive Retirement Plan (which has been closed to new participants since 2006).

Our NEOs are eligible to participate in the CIT Group Inc. Savings Incentive Plan (the “Savings Incentive Plan”), which is a tax-qualified 401(k) plan that covers all employees in the United States who are 18 years of age or older. Under this tax-qualified defined contribution plan, CIT matches 100% of a participant’s own pre-tax and Roth contributions to the plan up to the first 4% of eligible pay. In addition to the company match, an annual discretionary supplemental employer contribution was introduced to the Savings Incentive Plan effective January 1, 2013. Annual contributions, which range from 0% to 3% of eligible pay (including base salary and most cash-based incentive awards), are fully funded by CIT. Eligible employees who were hired on or before September 30 of the plan year and are employed on the last day of the plan year (December 31) are eligible to receive a discretionary supplemental employer contribution. A discretionary supplemental employer contribution of 1% of eligible pay was made for 2019. All contributions under the Savings Incentive Plan are subject to Internal Revenue Service wage limits.

Since 2010, executive perquisites, such as financial planning, executive physicals and benefits programs have not been made available to executives. Executive perquisites in 2019 were limited to: a car and driver for Ms. Alemany, maintained primarily for security purposes and to allow for more effective use of her travel time; and personal use of corporate aircraft at no incremental cost to CIT.

Tax Deductibility of Compensation Expense

Section 162(m) of the U.S. Internal Revenue Code, as amended (the “Tax Code”), generally imposes a $1 million limit on the amount a public company may deduct for compensation paid to the company’s “covered employees,” which include our NEOs. The Compensation Committee continues to consider the deductibility of compensation. However, the primary goals of our executive compensation programs are to attract, incentivize and retain key employees and align pay with performance, and the Committee expects to provide compensation that exceeds deductibility limits as it determines appropriate.

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Non-GAAP Financial Measures and Other Definitions

Certain of the performance measurements referred to in the CD&A are “non-GAAP financial measures” under SEC rules and regulations. The disclosure below reflects how those non-GAAP financial measures were calculated. The results in the tables in this section may not total due to rounding.

Adjusted Pre-Tax Income

$ millions	2019
Pre-Tax Income from Continuing Operations	$623.9
Restructuring	15.1
Building Impairment	28.9
Adjusted Pre-Tax Income	$667.9

Adjusted Net Income is calculated as income from continuing operations available to common shareholders. The following table presents the reconciliation of reported Net Income to Adjusted Net Income for CIT.

	Years Ended

$ millions	2019	2018	2017
Income from Continuing Operations available to common shareholders	$510.5	$453.2	$249.6
Goodwill Impairment	—	—	222.1
Amortization of Intangible Assets	17.4	17.6	16.4
TRS Termination Charge	—	52.5	—
Building Impairment Charge	21.6	—	—
Restructuring Charge	11.3	—	—
Change in indefinite reinvestment tax assertion	(53.2)	—	—
Other Adjustments(1)	—	(26.1)	(29.4)
Adjusted Net Income	$507.6	$497.2	$458.7

(1)	For 2018, reflects NACCO gain on sale and gain and other revenues from sale of reverse mortgage portfolio, partially offset by asset impairments.

For 2017, includes $140.4 million for the strategic tax item – restructuring of an international legal entity, mostly offset by the $132.8 million loss on debt redemption and other noteworthy items that aggregate to the net adjustment of $29.4 million shown above.

Adjusted ROTCE is computed by dividing Adjusted Net Income for the period by average tangible common equity for the same period.

$ millions (unless otherwise indicated)	Years Ended
	2019	2018	2017
Adjusted Net Income	$507.6	$497.2	$458.7
Average Tangible Common Equity(1)	$5,176	$5,740	$6,510
Adjusted ROTCE	9.8%	8.7%	7.1%

(1)	Excludes disallowed deferred tax assets in all three years shown. For 2017, reflects capital adjustments related to the Commercial Air sale.

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Core Average Loans and Leases

$ millions	2019
Total Average Loans (incl. HFS, net of credit balances)	$29,775.5
Total Average Operating Lease Equipment (incl. HFS)	7,075.6
Total Average Loans and Leases (Non-GAAP)	$36,851.1
Average Non-core Portfolio, LCM	(2,462.0)
Average Non-core Portfolios, NSP	(10.2)
Core Average Loans and Leases (Non-GAAP)	$34,378.9

Net Efficiency Ratio Net Efficiency Ratio is the percentage of operating expenses before intangible amortization and restructuring costs (and other noteworthy items) to Total Net Revenue. We use the efficiency ratio to measure the level of expenses in relation to revenue earned.

$ millions	2019
Operating Expenses Excluding Intangible Asset Amortization (“IAA”), and noteworthy items	$1,046.0
Total Net Revenue Excluding Noteworthy Items (Non-GAAP)	$1,848.4
Net Efficiency Ratio, excluding noteworthy items (Non-GAAP)	56.6%
Property Tax Revenue and Expense Reflecting Accounting Change(1)
Expenses	$24.1
Revenue	$22.2
Net Efficiency Ratio, excluding noteworthy items and Property Tax Accounting Change(2)	56.0%

(1)

Reflects property tax income related to the gross-up presentation requirement associated with our leased equipment, reflecting the adoption of the lease standard discussed in Note 1 — Business and Summary of Significant Accounting Policies in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)

The amount shown above was used to determine (in part) the STI payout for the CEO during 2019, as described under the heading, “2019 CEO Performance Assessment & Compensation Scorecard” in this Proxy Statement. The STI payout did not differ from what it would have been had the Property Tax Accounting Change not been excluded, since its impact had also been excluded from the net efficiency ratio target set at the beginning of the year.

Operating Expenses Excluding Intangible Asset Amortization

$ millions	2019
Operating Expense	$1,113.2
Intangible Asset Amortization	(23.2)
Noteworthy Items	(44.0)
Operating Expenses Excluding Intangible Asset Amortization, and noteworthy items	$1,046.0

Pre-Tax GAAP losses as they are applicable to the clawback provisions under our PSUs are determined based on Pre-Tax Income after excluding the impact of (1) adjustments to or impairment of goodwill or other intangible assets; (2) changes in accounting principles during the performance period; (3) Fresh Start Accounting charges and prepayment charges related to the prepayment or early extinguishment of CIT’s debt; (4) restructuring or business characterization activities, including, but not limited to, terminations of office leases, or reductions in force, that are reported by CIT; and (5) any other extraordinary or unusual items as determined by the Compensation Committee.

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Total Net Revenue Excluding Noteworthy Items (Non-GAAP)

$ millions	2019
Interest Income	$2,016.8
Rental Income on Operating Leases	857.7
Finance Revenue (Non-GAAP)	$2,874.5
Interest Expense	952.0
Depreciation on Operating Lease Equipment	308.6
Maintenance and Other Operating Lease Expenses	180.7
Net Finance Revenue (Non-GAAP)	$1,433.2
Other Non-Interest Income	415.2
Total Net Revenue (Non-GAAP)	$1,848.4
Noteworthy Items	—
Total Net Revenue Excluding Noteworthy Items (Non-GAAP)	$1,848.4

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Compensation Tables and Narrative

The following tables, accompanying footnotes and narrative provide information about compensation paid to our NEOs as described in the Compensation Discussion and Analysis.

2019 Summary Compensation Table

The table below sets forth compensation information for our NEOs relating to 2019, 2018, and 2017, as applicable, in accordance with SEC rules. Pursuant to these rules, NEOs may vary from year to year.

Name and Principal Position	Year	Salary(1) ($)	Bonus Awards(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Ellen R. Alemany(6)	2019	$1,000,000	$—	$5,000,000	$2,275,000	$—	$64,413	$8,339,413
Chairwoman and	2018	$1,000,000	$—	$5,750,000	$2,125,000	$—	$86,198	$8,961,198
Chief Executive Officer of CIT Group	2017	$983,333	$—	$4,500,000	$1,785,000	$—	$83,503	$7,351,836
John Fawcett	2019	$800,000	$—	$1,600,000	$1,350,000	$—	$14,352	$3,764,352
Executive Vice President	2018	$800,000	$—	$1,600,000	$1,100,000	$—	$14,102	$3,514,102
and Chief Financial	2017	$566,667	$—	$1,600,000	$1,030,000	$—	$13,768	$3,210,435
Officer
Robert Rubino	2019	$678,974	$2,800,000	$4,400,000	$1,100,000	$—	$11,535	$8,990,509
President of CIT Bank, N.A.
and Head of Commercial
Banking
David M. Harnisch	2019	$177,500	$1,215,000	$2,000,000	$850,000	$—	$101	$4,242,601
President, Commercial
Finance
Philip Robbins	2019	$204,487	$750,000	$1,100,000	$625,000	$—	$11,334	$2,690,821
President of Asset
Management and Capital Markets

(1)

The amounts shown represent the salaries earned through December 31 of each year. Mr. Fawcett was paid an annual base salary at the rate of $800,000 upon joining CIT during 2017, Mr. Rubino was paid an annual base salary at the rate of $800,000 upon joining CIT during 2019, Mr. Harnisch was paid an annual base salary at the rate of $650,000 upon joining CIT during 2019, and Mr. Robbins was paid an annual base salary at the rate of $550,000 upon joining CIT during 2019.

(2)

The amounts shown for Messrs. Rubino, Harnisch and Robbins represent Sign-On Awards granted in connection with the commencement of their employment with CIT and which were intended to compensate them for incentive compensation forfeited or repaid upon termination of employment with their previous employers.

(3)

Amounts in this column represent the aggregate grant date fair market value of stock awards (PBRSUs and PSUs at target, as applicable) granted during 2019, 2018, and 2017 and computed in accordance with FASB ASC Topic 718 (“ASC 718”). The amounts shown for Messrs. Rubino, Harnisch, and Robbins for 2019 include one-time grants of RSUs and/or PBRSUs to compensate them for equity awards forfeited from their prior employers with grant date values of $2,500,000, $1,000,000, and $425,000, respectively. The amounts shown do not represent the actual value realized by each named executive officer in each year. For 2019 awards, the amounts disclosed in this column are computed in accordance with ASC 718 using the valuation methodology for equity awards set forth in Note 20 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019. The number of PBRSUs and target number of PSUs awarded to each NEO was determined by dividing the dollar amount of each award by the fair market value of CIT common stock on the respective date of grant. If performance against pre-established ROTCE targets result in the maximum number of PSUs vesting, as more fully described in the Compensation Discussion and Analysis, for 2019 awards, the NEOs would be entitled to a maximum award at 150% of target, with grant date fair values as follows: Ms. Alemany — $3,750,000; Mr. Fawcett — $1,200,000; Mr. Rubino — $1,425,000; Mr. Harnisch — $750,000; Mr. Robbins — $506,250.

(4)	2019 amounts shown represent the 2019 short-term incentives paid in cash, described in the Compensation Discussion and Analysis.

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(5)	The following supplemental table sets forth for 2019 the components of compensation reported as All Other Compensation above, based on the incremental cost to CIT of providing the benefit:

Name	Car and Driver for Security	401(k) Match / Supplemental Employer Contribution	Life Insurance	Total

Ellen R. Alemany	$50,061	$13,950	$402	$64,413

John Fawcett	$—	$13,950	$402	$14,352

Robert Rubino	$—	$11,200	$335	$11,535

David M. Harnisch	$—	$—	$101	$101

Philip Robbins	$—	$11,200	$134	$11,334

Car and Driver for Security

The amounts shown for Ms. Alemany above for Car and Driver for Security represent the proportional cost to CIT associated with the personal usage of a company-provided car and driver, maintained primarily for security purposes and to allow for more effective use of her travel time. For income tax purposes, income is imputed without any tax gross-up reimbursement.

401(k) Match / Supplemental Employer Contribution

Employer contributions under the CIT Group Inc. Savings Incentive Plan, our 401(k) plan, consist of a 100% match of a participant’s own pre-tax and Roth contributions to the plan up to the first 4% of eligible compensation (generally including base salary and cash-based incentive awards paid during 2019), up to the annual limits established by the Internal Revenue Service, as well as a discretionary annual supplemental employer contribution feature. The discretionary annual supplemental contribution for 2019 is equal to 1%. The amounts shown represent matching contributions plus the discretionary annual supplemental contribution paid in 2019.

Life Insurance

Amounts shown above represent company-paid life insurance premiums on behalf of each named executive officer. The named executive officers are covered by life insurance policies under the same terms as other full-time and part-time U.S. employees working at least 20 hours per week. The life insurance benefit for covered employees is equal to one times annual benefits pay up to a maximum benefit of $500,000. Benefits pay is generally equal to a covered employee’s base salary plus an average of other pay during the preceding 36 months.

(6)	Ms. Alemany’s compensation for 2019 was based solely on her role as CEO of CIT; Ms. Alemany did not receive additional compensation for serving as a director of CIT during 2019.

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2019 Grants of Plan Based Awards

The table below sets forth equity and non-equity compensation awards granted to our named executive officers during the year ended December 31, 2019. In accordance with SEC rules, the table does not include awards granted during 2020.

Name	Grant Date	Award Approval Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(8) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ellen R. Alemany	02/21/19	02/21/19							48,991	(4)	$2,500,000

	02/21/19	02/21/19				18,332	45,830	68,745			$2,500,000

	02/21/19	02/21/19	$—	$1,850,000	$2,775,000

John Fawcett	02/21/19	02/20/19							15,677	(4)	$800,000

	02/21/19	02/20/19				5,867	14,665	21,999			$800,000

	02/21/19	02/20/19	$—	$1,000,000	$1,500,000

Robert Rubino	02/25/19	02/25/19							18,533	(4)	$950,000

	02/25/19	02/25/19							48,771	(5)	$2,500,000

	02/25/19	02/25/19				6,920	17,298	25,947			$950,000

	02/25/19	02/25/19	$—	$1,100,000	$1,650,000

David M. Harnisch	10/23/19	09/23/19							11,236	(4)	$500,000

	10/23/19	09/23/19							22,472	(6)	$1,000,000

	10/23/19	09/23/19				4,628	11,569	17,354			$500,000

	10/23/19	09/23/19	$—	$850,000	$1,275,000

Philip Robbins	08/19/19	08/19/19							7,969	(4)	$337,500

	08/19/19	08/19/19							10,035	(7)	$425,000

	08/19/19	08/19/19				3,147	7,867	11,801			$337,500

	08/19/19	08/19/19	$—	$625,000	$937,500

(1)

Plan-based compensation awards are granted to employees by action of the Compensation Committee and/or the full Board of Directors. Approvals for 2019 target short-term incentive, 2019 Long-Term PBRSU and 2019 PSU awards and the associated grant dates are shown in the table above.

(2)

Represents the maximum amount payable to each NEO under the 2015 Executive Incentive Plan based on the 2019 STI pool, and target 2019 STI according to each NEO’s 2019 STI scorecard. As discussed in the Compensation Discussion and Analysis, short-term incentives are payable in cash, and may increase or decrease from the target value with actual payouts ranging from 0% to 150%. Actual amounts paid in cash for 2019 performance are included in the Non-Equity Incentive Plan Compensation column of the 2019 Summary Compensation Table.

(3)

Represents PSUs granted in 2019 for the 2019-2021 performance period. PSU payouts may increase or decrease from the target grant, with actual payouts ranging from 0% to 150% of the target grant based on performance against pre-established adjusted ROTCE with a TSR adjustment factor, subject to 3-year cliff vesting. The threshold amount shown assumes the lowest thresholds attainable are met, resulting in a payout of 40% of the target number of PSUs granted. If performance thresholds are not met, then the payout would be 0% of the PSUs granted.

(4)

Represents the portion of 2019 long-term incentives in the form of PBRSUs, granted during 2019. These PBRSUs are scheduled to vest one-third per year over three years subject to an additional performance vesting hurdle (if the Company does not meet or exceed the applicable minimum Common Equity Tier 1 capital ratio required for well-capitalized banks as established by the Federal Reserve for the prior year, the Compensation Committee will determine whether a portion, if any, of the PBRSUs will vest).

(5)

Represents a one-time grant of RSUs to compensate Mr. Rubino for equity awards he forfeited from his prior employer, as noted in the CD&A. The one-time RSUs will vest in three equal installments on March in 2020, 2021 and 2022.

(6)

Represents a one-time grant of PBRSUs to compensate Mr. Harnisch for equity awards he forfeited from his prior employer, as noted in the CD&A. The one-time PBRSUs will vest in three equal installments on November 1 in 2020, 2021 and 2022.

(7)

Represents a one-time grant of PBRSUs to compensate Mr. Robbins for equity awards he forfeited from his prior employer, as noted in the CD&A. The one-time PBRSUs will vest in three equal installments on September 1 in 2020, 2021 and 2022.

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(8)

Stock awards are valued in accordance with ASC 718, based on the fair market value of CIT common stock on each respective date of grant, and awards subject to performance conditions are determined based on the probable outcome of such conditions. Fair market values for RSU and PBRSU awards granted during 2019 are based on the closing price of CIT common stock on each respective date of grant. Grant date fair market values for PSU awards granted during 2019 reflect the impact of the TSR adjustment factor described in the Compensation Discussion and Analysis, calculated using a Monte Carlo simulation model.

NARRATIVE DISCLOSURE TO 2019 SUMMARY COMPENSATION TABLE AND 2019 GRANTS OF PLAN-BASED EQUITY AWARDS TABLE

Total Compensation

Total Compensation values shown in the 2019 Summary Compensation Table are presented in accordance with SEC rules. The Total Direct Compensation amounts approved by the Compensation Committee, and/or Board of Directors, and awarded to our NEOs for 2019 performance, regardless of when paid or granted, are presented in and further described in the Compensation Discussion and Analysis.

Performance-Based Restricted Stock Units

Each of the NEOs received a grant of PBRSUs (with a performance-vesting hurdle based on minimum Common Equity Tier 1 Capital for well-capitalized banks) during 2019 as part of his or her 2019 LTI. Unvested awards are forfeited on termination of employment, except in certain circumstances, such as death, disability, or following a qualifying termination within two years of a Change of Control, in which case awards will immediately vest in full. For employees who resign and meet “retirement” criteria, or who are terminated involuntarily without cause, awards continue to vest over time on their original schedules.

Each PBRSU includes a dividend equivalent right, pursuant to which the holder of the award is entitled to receive a cumulative amount upon vesting/settlement equal to any dividends declared on CIT common stock during the vesting period. PBRSU awards are also subject to forfeiture during the vesting period and to recoupment for a period of 12 months following vesting. Such forfeiture and clawback provisions are further described in the Compensation Discussion and Analysis.

Performance Share Units

Each of the NEOs also received a target grant of PSUs during 2019 for the 2019-2021 performance period. PSUs are earned based on adjusted three-year average adjusted ROTCE between 0%-150% of target following the 2019-2021 performance period, subject to a relative TSR adjustment factor. Unvested awards are forfeited on termination of employment, except in certain circumstances, such as death, disability, or following a qualifying termination within two years of a change of control, in which case the target number of awards will immediately vest in full. For employees who meet “retirement” criteria upon their resignation or involuntary termination without cause, the awards continue to vest over time on their original schedules. For employees who are terminated involuntarily without cause and do not meet “retirement” criteria, a prorated portion of the awards continue to vest over time on their original schedules.

PSUs for 2019-2021 are subject to forfeiture during the performance period, and are also subject to clawback for a period of two years following the end of the performance period. Such forfeiture and clawback provisions are further described in the Compensation Discussion and Analysis.

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2019 Outstanding Equity Awards at Fiscal Year End

The following table summarizes information on equity-based awards that were unvested and outstanding for each NEO at December 31, 2019.

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

Ellen R. Alemany	114,943	(3)	$5,244,865	143,769	(4)	$6,560,162

John Fawcett	31,449	(5)	$1,435,017	46,182	(6)	$2,107,304

Robert Rubino	67,304	(7)	$3,071,079	17,298	(8)	$789,303

David M. Harnisch	33,708	(9)	$1,538,090	11,569	(10)	$527,881

Philip Robbins	18,005	(11)	$821,555	7,867	(12)	$358,977

(1)	Shares are valued based on a $45.63 share price, the closing price of CIT common stock on December 31, 2019, and assume achievement of performance conditions at 100% of target.

(2)

The amounts shown represent PSU awards, assuming a payout at 100% of target. Actual payouts will be determined at such time that the Compensation Committee certifies, following the end of each respective performance period, that the relevant performance measures were achieved. PSU awards are generally expected to be certified by the Committee no later than March 15 of the year immediately following the end of the respective performance period.

(3)

The amount shown includes 48,991 PBRSUs granted on February 21, 2019 that are scheduled to vest in three equal installments on March 1 in 2020, 2021 and 2022; 29,370 PBRSUs granted on February 21, 2018 that are scheduled to vest in two equal installments on March 1 in 2020 and 2021; 18,549 PBRSUs granted on February 21, 2018 that are scheduled on March 1 in 2021; and 18,033 PBRSUs granted on March 15, 2017 that are scheduled to vest on March 15, 2020.

(4)

The amount shown includes 45,830 PSUs granted on February 21, 2019 and linked with the 2019 – 2021 performance period; 43,088 PSUs granted on February 21, 2018 and linked with the 2018 – 2020 performance period; and 54,851 PSUs granted on March 15, 2017 and linked with the 2017 – 2019 performance period.

(5)

The amount shown includes 15,677 PBRSUs granted on February 21, 2019 that are scheduled to vest in three equal installments on March 1 in 2020, 2021 and 2022; 9,893 PBRSUs granted on February 21, 2018 that are scheduled to vest in two equal installments on March 1 in 2020 and 2021; 5,879 PBRSUs granted on April 26, 2017 that are scheduled to vest on March 15, 2020.

(6)

The amount shown includes 14,665 PSUs granted on February 21, 2019 and linked with the 2019 – 2021 performance period; 14,514 PSUs granted on February 21, 2018 and linked with the 2018 – 2020 performance period; and 17,003 PSUs granted on March 15, 2017 and linked with the 2017 – 2019 performance period.

(7)	The amount shown includes a combination of 67,304 RSUs and PBRSUs granted on February 25, 2019 that are scheduled to vest in three equal installments on March 1 in 2020, 2021 and 2022.

(8)	The amount shown includes 17,298 PSUs granted on February 25, 2019 and linked with the 2019 – 2021 performance period.

(9)

The amount shown includes 11,236 PBRSUs granted on October 23, 2019 that are scheduled to vest in three equal installments on November 1, 2020 and on March 1 in 2021 and 2022; and 22,472 PBRSUs granted on October 23, 2019 that are scheduled to vest in three equal installments on November 1 in 2020, 2021 and 2022.

(10)	The amount shown includes 11,569 PSUs granted on October 23, 2019 and linked with the 2019 – 2021 performance period.

(11)

The amount shown includes 7,969 PBRSUs granted on August 19, 2019 that are scheduled to vest in three equal installments on September 1, 2020 and on March 1 in 2021 and 2022; and 10,035 PBRSUs granted on August 19, 2019 that are scheduled to vest in three equal installments on September 1 in 2020, 2021 and 2022.

(12)	The amount shown includes 7,867 PSUs granted on August 19, 2019 and linked with the 2019 – 2021 performance period.

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2019 Option Exercises and Stock Vested

The following table provides information about restricted stock units and/or awards that vested during 2019. (1)

Name	Number of Shares Acquired on Vesting(1) (#)		Value Realized on Vesting(2) ($)

Ellen R. Alemany	122,340	(3)	$6,235,081	(4)

John Fawcett	10,825	(5)	$548,218	(6)

Robert Rubino	0		$0

David M. Harnisch	0		$0

Philip Robbins	0		$0

(1)	None of the NEOs have outstanding stock options, and no stock options were exercised by any of the NEOs during 2019.

(2)

The value shown was determined by multiplying the aggregate number of PSUs and PBRSUs on each specific vesting date by the closing price of CIT common stock on that date, or the last trading date immediately preceding the vesting date in the event the vesting date occurred on a non-trading date.

(3)	Represents 66,559 PSUs that vested on February 21, 2019; 37,748 PBRSUs that vested on March 1, 2019; and 18,033 PBRSUs that vested on March 15, 2019.

(4)	Reflects the closing price of CIT common stock of $51.03, $51.25, and $50.13 on February 21, 2019, March 1, 2019, and March 15, 2019, respectively.

(5)	Represents 4,947 PBRSUs that vested on March 1, 2019 and 5,879 PBRSUs that vested on March 15, 2019.

(6)	Reflects the closing price of CIT common stock of $51.25 and $50.13 on March 1, 2019 and March 15, 2019, respectively.

2019 Pension Benefits

None of the NEOs benefited from any pension benefit plans in 2019. For this reason, the table disclosing pension benefits is omitted.

2019 Nonqualified Deferred Compensation

None of the NEOs benefited from any nonqualified defined contribution or other deferred compensation plans in 2019. For this reason, the table disclosing contributions to such plans, each NEO’s withdrawals, earnings and fiscal year-end balances in those plans is omitted.

NARRATIVE INFORMATION RELATING TO POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

CIT Employee Severance Plan

None of the NEOs (nor other executive officers) is party to an employment agreement with CIT, and as such, their employment with the Company is “at will.” Ms. Alemany has an individual agreement, described below, that provides for cash severance payments upon termination of employment or in connection with a Change of Control. None of the remaining NEOs have such agreements. Under the CIT Employee Severance Plan as amended effective as of February 21, 2018, which covers all of our U.S. employees, each of the NEOs, other than Ms. Alemany whose benefits are described below, is eligible to receive a cash severance amount equal to 52 weeks of base salary, a severance bonus (prorated based on prior short-term incentives), a payment equal to the employer portion of the cost of health insurance premiums for 52 weeks, which amount will be increased to cover applicable taxes, and certain outplacement services. Under the severance plan, members of our EMC are generally eligible to receive, at the Company’s discretion, up to 12 weeks of base salary in lieu of written notice of termination from CIT. In the event of a qualifying Change of Control Termination, each of the NEOs is eligible to receive a cash severance amount equal to three times (for Ms. Alemany, effective as of February 21, 2018) and

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two times (for the other NEOs) the sum of base salary plus the average two of the three highest short-term incentives for the three preceding calendar years, a prorated severance bonus for the year of termination, a payment equal to the employer portion of the cost of health insurance premiums for a maximum of 36 months (for Ms. Alemany, effective as of February 21, 2018) and 24 months (for the other NEOs), which amount will be increased to cover applicable taxes, and certain outplacement services, and at the Company’s discretion, up to 12 weeks of base salary in lieu of written notice of termination from CIT. Under the severance plan, the definition of STI excludes any prior year STI for any period shorter than a year, with any participant being treated as ineligible for STI for such period and replacing it with a target STI, as applicable. Effective February 21, 2018, the severance plan was amended and restated to change the cash severance amount payable in the event of a qualifying Change of Control Termination to the CEO from two times to three times the sum of base salary plus the average two of the three highest short-term incentives for the three preceding calendar years. The severance amounts shown below in “Potential Payments Upon Termination or Change of Control” reflect the benefits that would have been payable under the severance plan as amended.

Ms. Alemany

Compensation and Benefits

Ms. Alemany’s offer letter provides for a total target compensation opportunity that will be allocated among cash and equity awards in the manner determined by the Board, provided that her annualized base salary will not be less than $800,000. For performance years 2017 and beyond, Ms. Alemany will have a total target compensation opportunity of no less than $5,850,000, consisting of an annualized base salary, a target short-term incentive opportunity and a target long-term incentive opportunity. Ms. Alemany is also entitled to benefits consistent with senior executives of CIT and reimbursement of reasonable business expenses, as well as a company-provided car and driver.

Termination and Change of Control Arrangements

In the event Ms. Alemany’s employment is terminated by her for “Good Reason” or by CIT “Without Cause” (in each case, as defined in her offer letter), Ms. Alemany generally is entitled to receive benefits under the CIT Employee Severance Plan, described above, except that her severance bonus will be calculated as a pro rata portion of her short-term and long-term incentive targets, rather than only her short-term incentive targets. The foregoing notwithstanding, if the amount that would be payable to Ms. Alemany under the CIT Employee Severance Plan is greater than the severance amount described above, she will instead be paid the amount payable under the severance plan but in accordance with the terms and conditions of her offer letter.

Change of Control

Ms. Alemany is entitled to receive severance benefits equivalent to those provided under the CIT Employee Severance Plan following a Change of Control for similarly situated executives. Effective as of February 21, 2018, the severance plan was amended and restated to change the cash severance amount payable in the event of a qualifying Change of Control Termination to the CEO from a multiple of two times to three times the sum of annual base salary plus severance bonus, a prorated severance bonus for the year of termination, a payment equal to the employer portion of the cost of health insurance premiums for a maximum of 36 months, which amount will be increased to cover applicable taxes, and certain outplacement services, and at the Company’s discretion, up to 12 weeks of base salary in lieu of written notice of termination from CIT.

Restrictive Covenants

Ms. Alemany is subject to certain non-competition, non-solicitation, confidentiality and non- disparagement obligations. While employed by CIT and for one year following termination of employment for any reason, Ms. Alemany, (i) may not without CIT’s prior written consent, compete with CIT by engaging, in a competitive capacity, either directly or indirectly, in any competing business; (ii) may not directly or indirectly, disparage, publicly criticize or take any action that would damage the reputation of the Company or any of its officers, directors, employees, agents or representatives; (iii) may not directly or indirectly attempt to solicit any client or specifically identified prospective client to transact business with a competitor of CIT or reduce or refrain from

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doing any business with CIT; (iv) may not directly or indirectly attempt to solicit anyone who is then an employee of CIT (or who was such an employee within the prior six months) to resign from CIT or to apply for or accept employment with any competitor of CIT; or also (v) during and after employment, Ms. Alemany is required to take reasonable measures to protect CIT confidential information from unauthorized use or disclosure. Ms. Alemany is also required to provide the Company with 90 days advance written notice in the event she intends to end her employment with the Company.

Messrs. Fawcett, Rubino, Harnisch and Robbins

Messrs. Fawcett, Rubino, Harnisch and Robbins are subject to certain non-competition, non-solicitation and confidentiality obligations covering senior executives. While employed by CIT and for one year following termination of employment for any reason, Messrs. Fawcett, Rubino, Harnisch and Robbins, (i) may not directly or indirectly attempt to solicit any client to transact business with a competitor of CIT or reduce or refrain from doing any business with CIT; (ii) may not directly or indirectly attempt to solicit anyone who is then an employee of CIT (or who was such an employee within the prior six months) to resign from CIT or to apply for or accept employment with any competitor of CIT; or also (iii) during and after employment, required to take reasonable measures to protect CIT confidential information from unauthorized use or disclosure. Similarly to Ms. Alemany and other senior executives of the Company, Messrs. Fawcett, Rubino, Harnisch and Robbins are also required to provide the Company with 90 days advance written notice in the event they intend to end their employment with the Company.

Potential Payments Upon Termination or Change of Control

As described above, we have entered into certain agreements and/or maintain certain plans that will require CIT to provide compensation to certain of our named executive officers in the event of a termination of employment of the named executive officer or a Change of Control of CIT. The amount of compensation payable to each named executive officer in each situation is listed in the table below, based on the assumption that the triggering event took place on December 31, 2019.

Amounts shown below do not include payments and benefits to the extent they are generally provided to all U.S. employees under each situation listed including disability benefits, life insurance payable upon death during employment, retiree medical and life insurance benefits, and vested balances under the 401(k) plan. The amounts also do not include pension benefits as none of the NEOs are eligible to participate in any Company pension benefit plans.

Termination Reason	Name	Severance(1)		Value of Unvested Equity-Based Awards(2)		Total

Good Reason or Involuntary Without Cause	Ellen R. Alemany John Fawcett Robert Rubino David M Harnisch Phillip Robbins	$ $ $ $ $	3,370,749 2,105,179 2,103,901 1,669,286 1,322,487	$ $ $ $ $	11,805,027 3,542,321 3,860,381 2,065,970 1,180,533	$ $ $ $ $	15,175,775 5,647,500 5,964,282 3,735,256 2,503,020

Qualifying Termination following Change of Control	Ellen R. Alemany John Fawcett Robert Rubino David M Harnisch Phillip Robbins	$ $ $ $ $	11,095,708 5,020,743 5,123,187 4,038,572 3,143,051	$ $ $ $ $	11,805,027 3,542,321 3,860,381 2,065,970 1,180,533	$ $ $ $ $	22,900,735 8,563,064 8,983,568 6,104,542 4,323,584

(1)

Messrs. Fawcett, Rubino, Harnisch, and Robbins are eligible to receive severance benefits pursuant to the CIT Employee Severance Plan, which generally covers all U.S. employees. In the event of a qualifying termination (other than following a Change of Control), Messrs. Fawcett, Rubino, Harnisch, and Robbins would be entitled to a severance amount equal to (1) one-time annual base salary, plus (2) a pro-rated severance bonus, plus (3) at the discretion of CIT, up to 12 weeks of base salary in lieu of written notice of termination from CIT, plus (4) the estimated value of the employer portion of the cost of health insurance premiums for one year for continued medical, vision, prescription drug and dental coverage under

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Company-sponsored health coverage plans on a self-pay basis in accordance with COBRA, which COBRA amount will be increased to cover applicable taxes.

Ms. Alemany generally is entitled to receive benefits under the CIT Employee Severance Plan, except that her severance bonus will be calculated as a pro rata portion of her short-term and long-term incentive targets (to the extent long-term incentives have not yet been awarded), rather than only her short-term incentive target. The foregoing notwithstanding, if the amount that would be payable to Ms. Alemany under the CIT Employee Severance Plan is greater than the severance amount described above, she will instead be paid the amount payable under the Severance Plan but in accordance with the terms and conditions of her offer letter.

In the event of a qualifying termination following a Change of Control, each of the NEOs, other than Ms. Alemany, would be entitled to a severance amount equal to (1) two-times annual base salary, plus (2) a pro-rated severance bonus, plus (3) two-times his or her average two of the three highest short-term incentives for the three preceding calendar years (for Messrs. Rubino, Harnisch and Robbins, the target short-term incentive is used), plus (4) at the discretion of CIT, up to 12 weeks of base salary in lieu of written notice of termination from CIT, plus (5) the estimated value of employer portion of the cost of health insurance premiums for two years for continued medical, vision, prescription drug and dental coverage under Company-sponsored health coverage plans on a self-pay basis in accordance with COBRA, which COBRA amount will be increased to cover applicable taxes.

In the event of a qualifying termination following a Change of Control, Ms. Alemany would be entitled to receive three times the sum of annual base salary plus the average two of the three highest short-term incentives for the three preceding calendar years, a prorated severance bonus, a payment equal to the employer portion of the cost of health insurance premiums for a maximum of 36 months, which amount will be increased to cover applicable taxes, and certain outplacement services and at the Company’s discretion, up to 12 weeks of base salary in lieu of written notice of termination from CIT.

(2)

Generally, represents unvested equity-based awards that are calculated based on $45.63, the closing price of CIT common stock on December 31, 2019. For employees who meet “retirement” criteria upon their resignation or involuntary termination without cause, the awards continue to vest over time on their original schedules (PSU awards are prorated in the event of involuntary termination without cause for employees who do not meet “retirement” criteria). In the event of death, disability or a qualifying termination following a Change of Control, awards vest immediately. The awards are subject to the clawback provisions described in the Compensation Discussion and Analysis.

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2020 Compensation Committee Report

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that CIT specifically incorporates such information by reference in such filing.

Management prepared the Compensation Discussion and Analysis presented in this Proxy Statement. The Compensation Committee has discussed and reviewed the Compensation Discussion and Analysis with management and based on this discussion and review has recommended to the full Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

March 19, 2020	Compensation Committee
R. Brad Oates, Chair
Michael A. Carpenter
William M. Freeman
John R. Ryan

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CEO Pay Ratio

Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires CIT to disclose (1) the median total annual compensation of all employees other than the CEO and (2) the ratio of the CEO’s annual total compensation to that of the median employee.

Methodology

To calculate the pay ratio, we started with the full employee population of 3,597 as of October 1, 2019, excluding the CEO. Under the 5% de minimis exclusion permitted under SEC rules, we then excluded all of our 37 non-US employees (11 in Canada; 23 in China; 2 in Mexico and 1 in the United Kingdom), which represented approximately 1% of our total employee population.

For the resulting population of 3,560 employees, we obtained full-year 2019 W-2 gross wages, as reported by our payroll department, and used it to identify our median employee among all employees who were paid during 2019. Other than the exclusion of non-US employees noted above and independent contractors and “leased” workers, we did not use any annualizations or other estimates, assumptions, adjustments or statistical sampling to determine the median employee.

CEO Pay Ratio

2019 annual total compensation of our CEO, as disclosed in the Summary Compensation Table on page 72 is $8,339,413, and annual total compensation of the median employee was determined to be $93,434 in accordance with SEC rules. The resulting pay ratio is estimated to be 89:1. Note that the pay ratio reported by other companies—even those within our peer group—may not be comparable to our pay ratio, since other companies may have different employee populations, as well as compensation policies and practices, and may use different methodologies to calculate their pay ratios.

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2020 Audit Committee Report

The following is the report of the Audit Committee with respect to CIT’s audited financial statements for the year ended December 31, 2019. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that CIT specifically incorporates such information by reference in such filing.

The Audit Committee operates pursuant to a written charter that is available on CIT’s website and is comprised of four directors. The Board of Directors has determined that the Chairperson meets the standard of “Audit Committee Financial Expert,” as defined by the rules of the SEC, and that each member of the Audit Committee is independent from management and financially literate, as defined by the New York Stock Exchange listing standards.

Under the terms of its charter, the Audit Committee (i) monitors the quality and integrity of CIT’s financial reporting process, financial statements and systems of internal controls regarding finance and accounting, (ii) reviews CIT’s corporate compliance policies and monitors the compliance by CIT with its Code of Business Conduct, and its other compliance policies, as well as with legal and regulatory requirements, (iii) monitors the qualifications, independence and performance of CIT’s internal audit function and independent registered public accounting firm, (iv) retains and determines the compensation of the independent auditors, (v) oversees and monitors CIT’s significant bank regulatory matters, including CIT’s progress in addressing any action items noted by banking regulators in examination and similar reports, and in annual and periodic assessment reports, and (vi) monitors CIT’s financial, litigation and compliance risks. The Audit Committee serves in an oversight capacity and is not part of CIT’s managerial or operational decision-making process. It is not the Audit Committee’s responsibility to conduct auditing or accounting reviews or procedures. Management has primary responsibility for the financial reporting process, including the system of internal controls, and for the preparation and integrity of the financial statements and the reporting process. CIT’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America (“GAAP”).

The Audit Committee reviewed CIT’s audited financial statements and related SEC filings for the year ended December 31, 2019, and met with management and Deloitte & Touche LLP (“Deloitte”), CIT’s independent registered public accounting firm, to discuss those financial statements. The Audit Committee also discussed with Deloitte the quality of CIT’s accounting principles, the reasonableness of critical accounting estimates and judgments, and the disclosures in CIT’s audited financial statements, including disclosure relating to significant accounting policies. Management has represented to the Audit Committee that the financial statements were prepared in accordance with GAAP.

The Audit Committee has discussed with Deloitte the matters required to be discussed by the Auditing Standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received from Deloitte its written disclosures and letter regarding its independence from CIT, as required by the applicable requirements of the PCAOB, and has discussed with Deloitte its independence from CIT and management. The Audit Committee has also determined, based on such disclosures, letter and discussions, that other non-audit services provided by Deloitte to CIT are compatible with the auditors’ independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in CIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

February 19, 2020

Audit Committee

Alan Frank, Chair

Michael L. Brosnan

Sheila A. Stamps

Laura S. Unger

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Overview of Proposals

This Proxy Statement contains three proposals requiring stockholder action. Proposal 1 requests the election of twelve directors to the Board. Proposal 2 seeks the ratification of the appointment of Deloitte & Touche LLP as CIT’s independent registered public accounting firm for 2020. Proposal 3 requests a non-binding advisory vote on executive compensation. Each of the proposals is discussed in more detail below.

PROPOSAL 1: Election of Directors

The Board has nominated Ellen R. Alemany, Michael L. Brosnan, Michael A. Carpenter, Dorene C. Dominguez, Alan Frank, William M. Freeman, R. Brad Oates, Gerald Rosenfeld, Vice Admiral John R. Ryan, USN (Ret.), Sheila A. Stamps, Khanh T. Tran and Laura S. Unger to be elected to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The above named twelve CIT directors, each of whom is listed in the table under the heading “Directors — Nominees” in this Proxy Statement and whose biographical information and qualifications are set forth immediately following such table, are nominated for election at the Annual Meeting.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the twelve nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card of each shareholder or, if no direction is made and the proxy does not represent shares reflecting a “broker non-vote,” for the election of the Board’s twelve nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board, if any, to fill the vacancy.

Vote Required

A majority of the votes cast at the Annual Meeting is required to elect directors to the Board. A nominee for director shall be elected to the Board if the votes cast FOR such nominee’s election exceed the votes cast AGAINST such nominee’s election.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2: Ratification of Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as CIT’s Independent Registered Public Accounting Firm and to audit CIT’s consolidated financial statements as of and for the year ended December 31, 2020, and to perform other auditing and attestation services.

The Audit Committee appointed Deloitte as CIT’s Independent Registered Public Accounting Firm in 2018, following a competitive process to determine CIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee invited several independent registered public accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PwC”), which audited CIT’s financial statements for the fiscal years ending December 31, 2017 and 2016.

On March 8, 2018, after reviewing the proposals from the independent registered public accounting firms that participated in the process, the Audit Committee made the decision to change CIT’s independent registered public accounting firm and CIT dismissed PwC as its independent registered public accounting firm.

The audit reports of PwC on CIT’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

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Overview of Proposals

During the fiscal years ended December 31, 2017 and 2016, and through March 8, 2018, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between CIT and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as set forth in the following sentence. As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the Company had two material weaknesses in internal control over financial reporting because it did not maintain effective controls over the design and operating effectiveness of (i) the estimation process for the home equity conversion mortgages interest curtailment reserve, and (ii) information technology general controls for information systems relevant to the preparation of the Company’s financial statements. As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, these material weaknesses have been remediated. The Audit Committee discussed the material weaknesses with PwC and the Company has authorized PwC to respond fully to inquiries of the successor independent registered public accounting firm concerning this matter.

On March 8, 2018, the Audit Committee made the decision to engage Deloitte as CIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the fiscal years ended December 31, 2017 and 2016, and through March 8, 2018, neither CIT nor anyone on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on CIT’s financial statements, and neither a written report nor oral advice was provided to CIT that Deloitte concluded was an important factor considered by CIT in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation SK and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

CIT received a letter from PwC addressed to the SEC stating that PwC agrees with the above statements relating to PwC. A copy of PwC’s letter, dated March 14, 2018, was attached as Exhibit 16.1 to CIT’s Current Report on Form 8-K filed with the SEC on March 14, 2018.

Although the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board, as a matter of policy, is requesting that CIT’s stockholders ratify the appointment of Deloitte. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal; however, if our stockholders do not ratify the appointment of Deloitte, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain another independent registered public accounting firm if it determines such change would be in the best interests of CIT’s stockholders.

A member of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to stockholders’ questions.

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Overview of Proposals

Fees for Professional Services Paid to Auditors

The following table sets forth the aggregate fees, including out-of-pocket expenses, for professional services rendered by Deloitte related to the fiscal years ended December 31, 2019 and December 31, 2018:

	Year ended December 31, 2019	Year ended December 31, 2018
Audit Fees(a)	$8,289,050	$8,360,000
Audit-Related Fees(b)	—	16,500
Tax Fees(c)	352,500	400,000
All Other Fees	18,000	—
Total Fees	$8,659,550	$8,776,500

(a)

Audit fees include fees in connection with professional services rendered for audit of CIT’s consolidated financial statements and effectiveness of internal controls over financial reporting, reviews of CIT’s unaudited interim consolidated financial statements included in Forms 10-Q, and as appropriate, statutory and regulatory audits, issuances of comfort letters, consents and assistance with review of documents filed with the SEC.

(b)

Audit-related fees include fees for assurance and related services that are reasonably related to the audit or review of financial statements, including agreed upon procedures for various transactions and guidance related to emerging accounting standards.

(c)	Tax fees include fees for tax services rendered for tax return preparation, tax compliance and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

CIT will not retain the independent registered public accounting firm for any professional services without the prior approval of the Audit Committee, except that the Audit Committee has delegated to its Chairman the authority to authorize management to retain the independent registered public accounting firm for professional services in which the aggregate fees are expected to be less than $150,000 in any calendar quarter, subject to ratification by the Audit Committee at its next meeting. In general, CIT does not retain the independent registered public accounting firm to provide information systems, or other consulting services.

The Audit Committee has determined that the professional services provided by Deloitte as quantified in the table above are compatible with the independent auditor maintaining its independence. The Audit Committee gave prior approval to all audit and non-audit professional services provided by Deloitte in 2019 and 2018.

Vote Required

The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE AS CIT’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS FOR 2020.

PROPOSAL 3: Advisory Vote on Executive Compensation

As required by Section 14A of the Exchange Act, and pursuant to CIT’s current frequency of stockholder advisory votes on executive compensation, CIT is submitting to stockholders a non-binding advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC.

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Overview of Proposals

CIT has a “pay-for-performance” philosophy that forms the foundation of decisions regarding incentive compensation of CIT’s employees, including its named executive officers. This compensation philosophy, and the program structure approved by the Compensation Committee, is central to CIT’s ability to attract, retain and motivate individuals who can achieve superior long-term financial results. Please refer to the “Compensation Discussion and Analysis” section in this Proxy Statement (as well as the 2019 Summary Compensation Table), for a detailed discussion of the compensation of CIT’s named executive officers.

The Company solicits feedback throughout the year from investors and other stakeholders regarding our compensation practices and our corporate governance practices more generally through individual meetings and other communications. The Compensation Committee also engages its independent consultant, Pay Governance, to conduct a market best practices study on an annual basis.

CIT strives for a high level of support from our stockholders on executive compensation. Although we received majority support from stockholders in 2019 for our Say-on-Pay vote (approximately 60% of the votes cast were in favor of our program), the result was down significantly from 2018.

In response to the 2019 Say-on-Pay vote results, we enhanced our engagement efforts with our investors and other stakeholders (including Institutional Shareholder Services and Glass Lewis) to gain their perspectives on our program and their input on areas for change.

We solicited engagement meetings in the fall and winter with our top institutional shareholders representing more than 50% of our shares outstanding and held meetings with institutional shareholders representing about 40% of our shares outstanding. Participants reported regularly to the Compensation Committee and Board on feedback received. As a result of the input we received during our stakeholder outreach and the findings from the market best practices survey conducted by Pay Governance, the Compensation Committee determined to:

1.	Revise the compensation peer group to more appropriately reflect CIT’s asset size and business mix;
2.	Improve the clarity of disclosure linking scorecard assessment for our named executive officers to CIT’s strategy;
3.	Address stakeholder concerns about one-time equity grants; and
4.	Maintain its 100% performance-based LTI awards for executive officers for 2020.

These and other changes are described in more detail in the “Stakeholder Engagement” section and throughout the Compensation Discussion and Analysis section of this Proxy Statement.

We believe that these changes are responsive to feedback we received during our 2019/2020 outreach and complement our other best practices, which are described in the “Sound Pay Practices,” “Compensation Decision Making Process,” and “Other Pay Practices” sections of the Compensation Discussion and Analysis section of this Proxy Statement.

The Company also continues to ensure that our compensation-related goals are aligned with the four pillars our strategic objectives and priorities—growing core businesses, optimizing our balance sheet, enhancing operational efficiency, and maintaining strong risk management—in order to improve our ROTCE and maximize shareholder return.

CIT and the Compensation Committee will continue to evaluate our executive compensation program annually and continue to consider and incorporate into our program feedback from shareholders and other stakeholders.

The Board is providing you, as a shareholder, the opportunity to endorse CIT’s compensation of its named executive officers and recommends that you approve, in an advisory vote, the following resolution:

“RESOLVED, that the compensation paid to CIT’s named executive officers, as disclosed in CIT’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and narrative discussion, is hereby APPROVED.”

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Overview of Proposals

As an advisory vote, this proposal is not binding upon CIT; however, the Compensation Committee, which is responsible for designing and administering CIT’s executive compensation program, values the opinions of shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required to approve, on a non-binding basis, the compensation for our named executive officers.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVING THE COMPENSATION OF CIT’S

NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

Other Business

CIT’s management does not intend to bring any business before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote pursuant to the proxy in accordance with their best judgment on such matters to the extent permitted by applicable law and regulations. The discretionary authority of the persons named in the proxy extends to matters which the Board does not know are to be presented at the meeting by others and any proposals of stockholders that were submitted after the deadline to submit such proposals.

88	| 2020 Proxy Statement

Stockholder Proposals and Nominations for the

2021 Annual Meeting

Consistent with SEC regulations, to be eligible for inclusion in the proxy statement for CIT’s next annual meeting, stockholder proposals must be received by CIT’s Corporate Secretary at 11 West 42nd Street, New York, NY 10036, not later than December 3, 2020, which is 120 calendar days prior to the one-year anniversary of the date on which this Proxy Statement was made available to our stockholders. We will determine whether or not to include any eligible stockholder proposals in the related proxy statement and proxy materials in accordance with applicable SEC regulations.

Under CIT’s By-Laws, nominations for director or other business proposals to be addressed at the meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary of CIT not later than February 11, 2021, and not earlier than January 12, 2021. The notice must contain all of the information required by CIT’s By-Laws.

Under the proxy access provision of CIT’s By-Laws, to be eligible for inclusion in the proxy statement for CIT’s next annual meeting, stockholder nominations for director must be received by CIT’s Corporate Secretary at 11 West 42nd Street, New York, NY 10036, not later than December 3, 2020, which is 120 calendar days prior to the one-year anniversary of the date on which this Proxy Statement was made available to our stockholders, and not earlier than November 3, 2020, which is 150 calendar days prior to the one-year anniversary of the date on which this Proxy Statement was made available to our stockholders. The notice must contain all of the information required by CIT’s proxy access By-Law provision.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must satisfy to have a proposal included in the proxy statement under the rules of the SEC. Copies of CIT’s By-Laws are available on CIT’s website at www.cit.com or may be obtained from the Corporate Secretary.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to stockholders and their proxies. Admission to the meeting will be on a first-come, first-served basis.

By Order of the Board of Directors

James R. Hubbard Executive Vice President, General Counsel and Corporate Secretary April 2, 2020

| 2020 Proxy Statement	89

CIT GROUP INC. ONE CIT DRIVE LIVINGSTON, NJ 07039

VOTE BY INTERNET - www. proxyvote. com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Saving Time on May 11, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Saving Time on May 11, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. This must be received by 8:00 A.M. Eastern Daylight Saving Time on May 12, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E61436-P17800	KEEP THIS PORTION FOR YOUR RECORDS

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                                                                                                                                                                                                                                                                                 DETACH AND RETURN  THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIT GROUP INC.
The Board of Directors recommends you vote FOR each of the nominees for Director:
1.	To elect 12 directors to serve for one year or until the next annual meeting of stockholders; The 12 director nominees are:		For	Against	Abstain

	1a.	Ellen R. Alemany	☐	☐	☐

	1b.	Michael L. Brosnan	☐	☐	☐

	1c.	Michael A. Carpenter	☐	☐	☐

	1d.	Dorene C. Dominguez	☐	☐	☐

	1e.	Alan Frank	☐	☐	☐

	1f.	William M. Freeman	☐	☐	☐

	1g.	R. Brad Oates	☐	☐	☐

	1h.	Gerald Rosenfeld	☐	☐	☐

	1i.	Vice Admiral John R. Ryan, USN (Ret.)	☐	☐	☐

	1j.	Sheila A. Stamps	☐	☐	☐

	1k.	Khanh T. Tran	☐	☐	☐

	1l.	Laura S. Unger	☐	☐	☐

The Board of Directors recommends that you vote FOR appointing Deloitte & Touche LLP as CIT’s independent registered public accounting firm and external auditors for 2020.	For	Against	Abstain

2. To ratify the appointment of Deloitte & Touche LLP as CIT’s independent registered public accounting firm and external auditors for 2020.	☐	☐	☐

The Board of Directors recommends that you vote FOR approving the compensation of CIT’s named executive officers.

3. To recommend, by non-binding vote, the compensation of CIT’s named executive officers.	☐	☐	☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E61437-P17800

CIT GROUP INC.

Proxy solicited by the Board of Directors for use at the
Annual Meeting of Stockholders of CIT Group Inc. on May 12, 2020

The undersigned stockholder appoints each of James R. Hubbard, Shannon Lowry Bender and James P. Shanahan, attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of CIT Group Inc. that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment thereof. The shares represented by this Proxy will be voted as instructed by you and in the discretion of the proxies on all other matters. If not otherwise specified, shares will be voted in accordance with the recommendations of the Directors.

(Continued and to be signed on reverse side)